UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ASURE SOFTWARE, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ASURE SOFTWARE, INC.
405 Colorado Street, Suite 1800
Austin, Texas 78701

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD June 2, 2025

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Asure Software, Inc., a Delaware corporation (the “Company,” or “Asure”), to be held at 405 Colorado Street, Suite 1800, Austin, Texas 78701, on June 2, 2025 at 9:00 a.m. Central Time for the following purposes:

1.To elect seven directors to the board of directors, each to hold office until the 2026 Annual Meeting or until his/her respective successor is duly elected and qualified;
2.To ratify the Audit Committee’s appointment of CBIZ CPAs PC as our independent registered public accounting firm for the year ending December 31, 2025;
3.To approve the Asure Software, Inc. Fourth Amended and Restated Rights Agreement to protect over $46 million in net operating losses by extending the expiration date of our current rights plan to October 28, 2028;
4.To approve an amendment to the Asure Software, Inc. 2018 Incentive Award Plan to increase the number of shares of our common stock authorized for issuance by 2,250,000 shares;
5.To approve, on a non-binding advisory basis, the compensation of our named executive officers;
6.To hold a non-binding advisory vote on the frequency of future advisory votes on executive compensation; and
7.To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

All holders of record of shares of our common stock at the close of business on April 7, 2025, are entitled to vote at the Annual Meeting and at any postponements or adjournments of the Annual Meeting. Stockholders are cordially invited to attend the Annual Meeting in person; however, regardless of whether you plan to attend the Annual Meeting in person, please cast your vote as instructed on the proxy card as promptly as possible. Please complete, sign, date and promptly return the proxy card in the postage-prepaid return envelope provided, or follow the instructions set forth on the proxy card to authorize the voting of your shares over the Internet or by telephone. Your prompt response is necessary to ensure that your shares are represented at the Annual Meeting. Submitting your proxy by Internet, telephone or mail will not affect your right to vote in person if you decide to attend the Annual Meeting. Stockholders holding shares of our common stock in brokerage accounts will receive instructions from the holder of record that you must follow in order for your shares to be voted. Certain of these institutions offer Internet and telephone voting.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING

Registration will begin at 8:30 a.m. Central Time, and seating will begin at 8:45 a.m. Central Time. Each stockholder must bring a proof of ownership and valid picture identification, such as a driver’s license or passport, for admission to the Annual Meeting. If you hold your shares in a brokerage account, you must bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting, and all cellular phones must be silenced during the Annual Meeting. We realize that many cellular phones have built-in digital cameras, and, while these phones may be brought into the Annual Meeting, the camera function may not be used at any time.

By Order of the Board of Directors,

/s/ PATRICK GOEPEL

Patrick Goepel
Chief Executive Officer
April 16, 2025
Austin, Texas

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on June 2, 2025. The proxy statement and our annual report to stockholders are available at https://investor.asuresoftware.com/financial-information.

ASURE SOFTWARE, INC.
405 Colorado Street, Suite 1800
Austin, Texas 78701

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 2, 2025

GENERAL

This proxy statement contains information relating to our Annual Meeting to be held on June 2, 2025, beginning at 9:00 a.m. Central Time at 405 Colorado Street, Suite 1800, Austin, Texas 78701 and at any postponements or adjournments of the Annual Meeting. Your proxy for the Annual Meeting is being solicited by our board of directors.

The proxy materials relating to the Annual Meeting are first being mailed to stockholders entitled to vote at the meeting on or about April [28], 2025. A copy of our annual report on Form 10-K for the year ended December 31, 2024 has been mailed concurrently with this proxy statement.

All holders of record of shares of our common stock at the close of business on April 7, 2025, are entitled to vote at the Annual Meeting and at any postponements or adjournments of the Annual Meeting. Stockholders are cordially invited to attend the Annual Meeting in person; however, regardless of whether you plan to attend the Annual Meeting in person, please cast your vote as instructed on the proxy card as promptly as possible. Please complete, sign, date and promptly return the proxy card in the postage-prepaid return envelope provided, or follow the instructions set forth on the proxy card to authorize the voting of your shares over the Internet or by telephone. Your prompt response is necessary to ensure that your shares are represented at the Annual Meeting. Submitting your proxy by Internet, telephone or mail will not affect your right to vote in person if you decide to attend the Annual Meeting. Stockholders holding shares of common stock in brokerage accounts will receive instructions from the holder of record that you must follow in order for your shares to be voted. Certain of these institutions offer Internet and telephone voting.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be Held on June 2, 2025

This proxy statement and our annual report to stockholders are available online at
https://investor.asuresoftware.com/financial-information

ABOUT THE ANNUAL MEETING AND VOTING

Purposes - At the Annual Meeting, you will be asked:

1.To elect seven directors to the board of directors, each to hold office until the 2026 Annual Meeting or until his or her respective successor is duly elected and qualified;
2.To ratify the Audit Committee’s appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the year ending December 31, 2025;
3.To approve the Asure Software, Inc. Fourth Amended and Restated Rights Agreement to protect over $46 million in net operating losses by extending the expiration date of our current rights plan to October 28, 2028;
4.To approve an amendment to the Asure Software, Inc. 2018 Incentive Award Plan to increase the number of shares of our common stock authorized for issuance by 2,250,000 shares;
5.To approve, on a non-binding advisory basis, the compensation of our named executive officers;
6.To hold a non-binding advisory vote on the frequency of future advisory votes on executive compensation; and
7.To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The board knows of no other matters to be presented for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named in the proxy will vote on such other matters in accordance with their best judgment.

Record Date; Stockholders Entitled to Vote - Only holders of record of our shares of common stock at the close of business on April 7, 2025 will be entitled to vote at the Annual Meeting or any adjournment thereof. Each share of common stock will be entitled to one vote. As of April 7, 2025, there were 27,153,341 shares of our common stock outstanding.

Quorum - A majority of the issued and outstanding shares of common stock entitled to vote, represented in person or by proxy, will be required to constitute a quorum for the Annual Meeting.

Vote Required - Directors are elected by a plurality of the votes cast at the Annual Meeting by the stockholders entitled to vote on the election of directors. If more than seven director nominees are properly presented to the stockholders at the Annual Meeting, the seven nominees receiving the highest number of affirmative votes of the shares which are present or represented by proxy at the Annual Meeting and entitled to vote for the election of directors will be elected to our board. Each of the remaining proposals must be approved by a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and voting thereon.

Dissenters’ Rights - No dissenters’ rights are provided under the Delaware General Corporation Law, our Restated Certificate of Incorporation or our Third Amended and Restated Bylaws (“Bylaws”) with respect to any of the proposals described in this proxy statement.

Board Recommendation - Our board of directors has unanimously approved and recommends that an affirmative vote be cast “FOR” the election of each of our director nominees, “FOR” the ratification of our independent registered accounting firm, “FOR” the approval of the Fourth Amended and Restated Rights Agreement, “FOR” the approval of the 2018 Incentive Award Plan amendment, “FOR” the approval of the advisory vote to approve the compensation of our named executive officers, and “3 YEARS” for the frequency of future advisory votes on executive compensation.

Voting Your Shares - If you own shares registered directly in your name (a “registered stockholder”), you may submit your proxy by US Mail, Internet or telephone and following the instructions in the Notice. The deadline for submitting your proxy by Internet or telephone is 11:59 p.m. Eastern Time on June 1, 2025. The designated proxy will vote according to your instructions. You may also attend the Annual Meeting and vote in person.

If you hold your shares in the name of a broker or other nominee, then your broker or other nominee is considered to be the registered stockholder. However, you are still considered the beneficial owner of those shares and your shares are said to be held in “street name.” If you hold shares in street name, your broker or nominee firm may provide you with a Notice. Follow the instructions on the Notice to access our proxy materials and vote by Internet or to request a paper or email copy of our proxy materials. If you receive these materials in paper form, the materials include a voting instruction card so that you can instruct your broker or nominee how to vote your shares. Please check your Notice or voting instruction card or contact your broker or other nominee to determine whether you will be able to deliver your voting instructions by Internet or telephone. If you hold your shares in street name and you want to vote at the Annual Meeting, you will need to obtain a signed proxy from the broker or nominee that holds your shares because the broker or nominee is the legal, registered owner of the shares.

Changing Your Vote by Revoking Your Proxy - If you are a registered stockholder, you may revoke or change your vote at any time before the proxy is voted by filing with our Secretary either a written notice of revocation or a duly executed proxy bearing a later date. If you attend the Annual Meeting in person, you may ask the inspector of elections to suspend your proxy holder’s power to vote, and you may submit another proxy or vote by ballot. Your attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

If your shares are held in street name or you hold shares through a retirement or savings plan or other similar plan, please check your voting instruction card or contact your broker, nominee, trustee, or administrator to determine whether you will be able to revoke or change your vote.

How Votes are Counted - All shares that have been properly voted by proxy and not revoked will be voted at the Annual Meeting in accordance with the instructions contained in the proxy. If you return a signed and dated proxy card but do not indicate how your shares are to be voted, those shares will be voted “FOR” each of the director nominees, “FOR” proposals 2, 3, 4, and 5, “3 YEARS” for proposal 6 and in the discretion of the named proxy holders as to any other matter properly brought before the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the Annual Meeting. Only the latest dated proxy you submit will be counted.

Shares voted as withheld from the election of directors under proposal 1 will be counted for purposes of determining the presence of a quorum at the Annual Meeting but will have no effect on the election of director nominees. Shares voted as abstentions on proposals 2, 3, 4, 5, and 6 will similarly be counted for purposes of determining the presence of a quorum at the Annual Meeting and will not be treated as votes cast on such proposal and will therefore have no effect on the result of such vote.

Broker Non-Votes - A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Only the vote on ratification of our independent registered public accounting firm is considered a routine matter that brokers may cast discretionary votes upon. As the election of directors is decided by the plurality of votes cast, broker non-votes will not be treated as votes cast in the election of a director and will therefore have no effect on the result of such vote. As each of the remaining proposals must be approved by a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and voting thereon, broker non-votes will not be treated as votes cast on such proposal and will therefore have no effect on the result of such vote.

Additional Information - Additional information about the Company is contained in our current and periodic reports filed with the Securities and Exchange Commission (“SEC”). These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge electronically at www.sec.gov. Copies of such materials can also be obtained by sending a written request to the Corporate Secretary at Asure Software, Inc., 405 Colorado Street, Suite 1800, Austin, Texas 78701.

Your vote is important!

Please submit your proxy or voting instructions today.

ITEM 1 - ELECTION OF DIRECTORS

The first proposal to be voted on at the Annual Meeting is the election of directors. Our board of directors currently consists of seven members, each with a term expiring at the Annual Meeting. Our board has nominated our seven incumbent directors for election at the Annual Meeting as follows:

•	Benjamin Allen	•	Grace Lee

•	W. Carl Drew	•	Bradford Oberwager

•	Daniel Gill	•	Bjorn Reynolds

•	Patrick Goepel

Directors are elected annually and serve a one-year term or until their successors are duly elected and qualified. Each of our director nominees has consented to being named in this proxy statement and has consented to serve as a director of the Company if elected. There are no family relationships among our directors and executive officers.

The Board of Directors recommends voting “FOR” each director nominee.

Generally, the Nominating and Governance Committee recommends director nominations and reviews nominees against the skills and characteristics that are required of our board members. The Nominating and Governance Committee focuses on a candidate’s expertise in the Company’s industry and experience in technology, business, legal matters, and finance. We look at a candidate’s education, skills, business experience, administration experience, and other appropriate factors given the current needs of the board and the Company. Our goal is to maintain a balance among board members of industry knowledge, experience, and ability to map out successful strategies for the Company’s business. Nominees for the board should have the highest personal and professional ethics, integrity, and values and be committed to representing the long-term interests of stockholders. They should be forward-thinking, possess critical analysis skills, and exhibit independence and practical judgment on issues. Evaluation of candidates for all nominees, whether submitted by a board member or a stockholder, generally involves reviewing background materials, internal discussions among committee members, and interviewing selected candidates as appropriate. Upon selecting a qualified candidate, the Nominating and Governance Committee recommends the candidate for the board’s consideration.

Our board handled the duties delegated to our Nominating and Governance Committee in calendar year ended December 31, 2024. In recommending the nominees for election at this Annual Meeting, the board, acting through our Nominating and Governance Committee, evaluated our directors against the criteria stated above and found that all of our directors contribute to the board through their expertise and experience and diversity of backgrounds. Additionally, the board, acting as our Nominating and Governance Committee, noted that one of our director nominees is female, which is approximately 14% of our board. Additionally, approximately 14% of our board is ethnically diverse.

Stockholders may recommend a candidate for our board by writing to the attention of the Secretary, Asure Software, Inc., 405 Colorado Street, Suite 1800, Austin, Texas 78701, specifying the candidate’s name and qualifications for board membership. All recommendations are submitted to the Nominating and Governance Committee. For the board to consider a candidate for nomination at the 2026 Annual Meeting, stockholders must submit a written recommendation by April 3, 2026, but not earlier than March 4, 2026. Each submission must, among other things, include: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Corporation’s books, of such stockholder and (ii) the class and number of shares of the Company which are beneficially owned by such stockholder and also which are owned of record by such stockholder; and (c) as to the beneficial owner, if any, on whose behalf the nomination is made, (i) the name and address of such person and (ii) the class and number of shares of the Company which are beneficially owned by such person. Recommended candidates may be required to provide additional information, including the number of shares of common stock of the Company beneficially owned. While our board of directors has not adopted a formal diversity policy or specific standards with regard to the selection of director nominees, the board of directors believes it is important to consider diversity of race, ethnicity, gender, age, education, cultural background, and professional experiences in evaluating board candidates.

The full board then selects and recommends candidates for nomination as directors for stockholders to consider and vote upon at the Annual Meeting. The board reviews and considers any candidates submitted by a stockholder or stockholder group in the same manner as all other candidates. Each nominee has consented to serve until the next annual stockholder meeting, if elected, or until his or her successor is elected and qualified.

If any director is unable to stand for re-election after distribution of this proxy statement, the board may reduce its size or designate a substitute. If the board designates a substitute, proxies voting on the original director candidate will be cast for the substituted candidate. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy. A plurality of the votes cast in person or by proxy by the holders of common stock represented at the Annual Meeting is required to elect a director. The seven nominees receiving the highest number of affirmative votes of the shares which are present or represented by proxy at the Annual Meeting and entitled to vote for the election of director will be elected to our board.

BIOGRAPHICAL INFORMATION REGARDING NOMINEES

The following table sets forth certain information concerning the director nominees:

Nominee	Age	Present Office(s) Held in Our Company	Director Since
Patrick Goepel(1)	63	Chairman of the Board and Chief Executive Officer	2009
Benjamin Allen(2)(3)(4)	60	None	2020
W. Carl Drew(2)(3)	65	None	2020
Daniel Gill(2)(5)	61	Lead Independent Director	2017
Grace Lee(2)(4)(6)	57	None	2020
Bradford Oberwager(2)(4)	55	None	2018
Bjorn Reynolds(2)(3)(6)	49	None	2020
(1) Chairman of the Board
(2) Independent board member as determined by the board of directors of the Company
(3) Audit Committee Member
(4) Compensation Committee Member
(5) Lead Independent Director
(6) Nominating and Governance Committee Member

The following information regarding the principal occupations and other employment of the nominees during the past five years and their directorships in certain companies is as reported by the respective nominees.

Benjamin Allen joined our board of directors in August 2020. Mr. Allen served as CEO of WorldAware, a technology company, from June 2017 to July 2020 during which time he led the successful sale of WorldAware to GardaWorld, a global security company, in July 2020. Before that, he served as President for Marsh USA, an insurance company, from March 2013 to June 2017 and as Chief Innovation Officer of Marsh & McLennan Agency LLC, a subsidiary of Marsh from May 2011 to March 2013. He also served as President and CEO of Kroll, Inc., a professional services company, from March 2008 to January 2011. Prior to Kroll's acquisition of ONTRACK, he served as president and CEO of ONTRACK Data International, Inc. (Nasdaq: ONDI). Mr. Allen began his career with human capital management (“HCM”) provider Ceridian where he advanced from sales to national leadership positions including marketing, operations, and IT. Mr. Allen received his BA in Finance from Washington State University.

As a technologist turned CEO, with a background in HCM, Mr. Allen brings a unique skillset having successfully grown several tech-businesses. This background and experience makes Mr. Allen well-qualified to serve as a director.

W. Carl Drew joined our board of directors in April 2020. Mr. Drew has served as President, Chief Operating Officer, and Chief Financial Officer of Harvard Maintenance, a building services company, since August 2014. Mr. Drew retired from Harvard Maintenance in 2023. He has broad experience in building world-class accounting and finance teams, developing the strategic planning and analysis functions, integrating cross-discipline process improvements, and leading and managing strategic mergers and acquisitions. Prior to joining Harvard Maintenance, Mr. Drew has served as Chief Financial Officer of several private and public companies, including CompuPay, Inc., a payroll services company, from 2006 to 2013; Interval International, Inc. from 1998 to 2006; and Pollo Tropical, Inc. from 1996 to 1998. He began his career as a CPA at Ernst and Young (formerly Ernst and Whinney) in the computer audit field.

Mr. Drew’s leadership experience and his skills relating to financial statements and accounting makes him well-qualified to serve as a director. Mr. Drew is an audit committee financial expert.

Daniel Gill has served as a director since June 2017 and was appointed Lead Independent Director in August 2020. Mr. Gill is a founding managing partner of Silver Oak Services Partners, a private equity limited partnership with over $1.0 billion of capital under management, which focuses exclusively on business, consumer, and healthcare services companies. Prior to the formation of Silver Oak Services Partners in November 2005, Mr. Gill was a founding partner and managing director of Willis Stein & Partners, a private equity limited partnership with approximately $3B of capital under management. Mr. Gill and four other partners formed the firm in 1995 after successful careers together at CIVC, a subsidiary of Bank of America (formerly Continental Bank). Prior to CIVC, Mr. Gill worked in the Corporate Finance Department of Kidder, Peabody & Co. Mr. Gill received an M.B.A. from the University of Chicago, Graduate School of Business and holds a B.A. degree in Economics from Bucknell University.

Mr. Gill brings to our board strong leadership experience combined with strategic and financial expertise. In addition, Mr. Gill brings extensive advisory experience as he currently sits on the board of directors of over ten companies and has previously served on the boards of an additional nineteen companies including iSystems, which was acquired by Asure in 2017.

Patrick Goepel was elected to our board of directors in August 2009. He was subsequently appointed as Interim Chief Executive Officer on September 15, 2009, and became Chief Executive Officer as of January 1, 2010. On August 11, 2020, he was elected Chairman of our board of directors. Prior to joining Asure, he served as Chief Operating Officer of Patersons Global Payroll. Previously, he was the President and Chief Executive Officer of Fidelity Investment’s Human Resource Services Division from 2006 to 2008; President and Chief Executive Officer of Advantec from 2005 to 2006; and Executive Vice President of Business Development and US Operations at Ceridian from 1994 to 2005. A former board member of iEmployee, Mr. Goepel currently serves on the board of directors of APPD Investments, Clearfield, Inc., Summit Hosting Holdco, LLC and SafeGuard World International, Ltd.

Mr. Goepel brings to our board extensive knowledge and experience in the Company’s industry; deep knowledge of the Company’s day-to-day operations, strategic priorities, and markets; and extensive experience as a board member of private emerging growth companies.

Grace Lee joined our board of directors in August 2020. Ms. Lee is the Chief People Officer for Coherent Corporation (NYSE:COHR), joining in November 2024, where she is responsible for the strategic leadership of global Human Resources, Diversity, Equity and Inclusion. Prior to that, she served as Executive Vice President, Chief Human Resources and Diversity Officer for Lumentum Holdings from August 2021 to November 2024, and as senior vice president and the Chief Human Resources and Diversity Officer at Cubic Corporation from October 2018 to August 2021. Prior to joining Cubic, she held similar roles at Charles River Laboratories, a publicly traded biotechnology company, from June 2016 to October 2018; Beckman Coulter, a Danaher operating company, from November 2014 to June 2016; TTM Technologies from November 2010 to November 2014; and IMI Severe Service (now IMI Critical Engineering) from July 2007 to November 2010. Ms. Lee received her master’s degree in human resources from Cornell University’s ILR School, her master’s degree in Global Leadership from the University of San Diego School of Business, and her bachelor’s degree in Communications from the University of the Philippines. She has been recognized as one of the top 50 chief diversity officers from the National Diversity Council.

Ms. Lee brings significant HCM depth to our board of directors.

Bradford Oberwager has served as a director since November 2018. Mr. Oberwager serves as Executive Chairman of both Linden Lab, the original Metaverse virtual world and Tilia.io a fintech company focused on virtual world payments. He is also founder and Chairman of Sundia Corporation, a consumer packaged goods business that he founded in December 2004. Previously, Mr. Oberwager founded and ran Jyve, a Silicon Valley based technology company revolutionizing labor, staffing, and merchandising, which was acquired by Advantage Solutions in 2021. He also owned and was CEO of Bare Snacks from December 2010 to September 2014 and which was listed on the Inc. 500 list for 2010 and 2011 and acquired in 2018 by PepsiCo. Mr. Oberwager received his BS in Finance from Georgetown University and his MBA in Strategic and Entrepreneurial Management from the Wharton School of Business, University of Pennsylvania.

Mr. Oberwager brings financial expertise combined with strategic experience and strong leadership skills. Mr. Oberwager is a co-founder and director of five companies and has founded and successfully sold three businesses.

Bjorn Reynolds joined our board of directors in April 2020. Mr. Reynolds is the founder of SafeGuard World International, Ltd., a US based international payroll services and PEO company and a licensee of our Asure HCM software, and has served as its Chief Executive Officer since its inception in January 2006. Mr. Reynolds is a highly experienced leader in the global payroll industry. Mr. Reynolds was nominated for the EY Entrepreneur of the Year 2018 award, recognized in 2016 as Payroll World’s Top 50 Most Influential People in Payroll, and received Workforce Management’s “Game Changer” award in 2012 for outstanding innovation in the HR market. Between 2000 and 2005, Mr. Reynolds served as a director of sales and marketing of Ceridian. From 1997 to 2000, Mr. Reynolds served as branch manager of HFC Bank (part of the Global HSBC Group).

Mr. Reynold’s management and leadership experience, along with his deep knowledge of the global payroll industry, makes him well-qualified to serve as a director.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

Director Independence - Our board of directors consists of a majority of independent directors as such term is defined under the rules of the Nasdaq Stock Market. The board of directors has determined that each of Ms. Lee and Messrs. Allen, Drew, Gill, Oberwager, and Reynolds are independent. The board of directors has also determined that all of the members of the board’s committees are independent as defined under the rules of the Nasdaq Stock Market, including in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act.

Board Meetings and Attendance - Our board of directors met seven times during the calendar year ended December 31, 2024. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of the board of directors and (ii) the total number of meetings held by all committees of the board of directors on which such director served. The board of directors requires that directors make a reasonable effort to attend the Company’s annual stockholder meeting. Last year, none of our directors were able to attend the annual meeting.

Committees - Committees of the board of directors include the Compensation Committee, the Nominating and Governance Committee, and the Audit Committee. Each Committee operates under a charter that has been approved by the board of directors and current copies of these charters are posted on our website, https://investor.asuresoftware.com/corporate-governance.

Compensation Committee - The Compensation Committee is responsible for approving the compensation arrangements of senior management and recommending approval by the board of directors of amendments to our benefit plans. In August 2020, our Board appointed Brad Oberwager to serve as Chair of the Compensation Committee. Under its charter, the Compensation Committee may delegate any or all of its responsibilities to a subcommittee of the Compensation Committee. In 2024, the Compensation Committee engaged Compensia, Inc., an independent consultant to assist it in developing a performance stock based program for the Company’s executive officers and other senior leaders. The Compensation Committee held two meetings during the calendar year ended December 31, 2024 and also met as part of meetings of the Board of Directors held during the calendar year ended December 31, 2024. The Compensation Committee members attended all meetings held during the calendar year ended December 31, 2024.

Nominating and Governance Committee - Under its charter, the Nominating and Governance Committee monitors significant developments in the law and practice of corporate governance and of the duties and responsibilities of directors of public companies. The Nominating and Governance Committee has primary responsibility over Environmental, Social and Governance Principles at the board level and will advise the internal Environmental, Social, and Governance Committee. The Nominating and Governance Committee also is responsible for identifying and recommending the nominees for election to the board. In April 2021, our board appointed Grace Lee to serve as the chair of the Nominating and Governance Committee. The Nominating and Governance Committee did not meet during the calendar year ended December 31, 2024. Our board handled the duties delegated to our Nominating and Governance Committee during calendar year ended December 31, 2024.

Audit Committee - The Audit Committee operates under a charter adopted by the board of directors in accordance with the rules and regulations of the SEC, Section 3(a)(58)(A) of the Exchange Act and the Nasdaq Stock Market. In August 2020, our board appointed W. Carl Drew to serve as the chair of the Audit Committee. The board of directors has determined that Mr. Drew has the qualifications and experience necessary to serve as an “audit committee financial expert,” as defined by the SEC. The Audit Committee is the communication link between our board of directors and our independent registered public accounting firm. In addition to approving the appointment of the independent registered public accounting firm, the Audit Committee reviews the scope of the audit, the accounting policies and reporting practices, internal auditing and internal control, compliance with our policies regarding business conduct and other matters as deemed appropriate. The Audit Committee met three times during the calendar year ended December 31, 2024. The Audit Committee members attended all meetings held during the calendar year ended December 31, 2024.

Report of the Audit Committee - The following is the “Report of the Audit Committee” with respect to our audited financial statements for calendar year ended December 31, 2024 which include our Consolidated Balance Sheets as of December 31, 2024 and 2023, and the related Consolidated Statements of Comprehensive Loss, Statements of Changes in Stockholders’ Equity and Statements of Cash Flows and the notes thereto for the calendar years ended December 31, 2024 and 2023. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate it by reference in such filing.

1.The Audit Committee has reviewed and discussed the above-referenced audited financial statements with management.
2.The Audit Committee has discussed with Marcum LLP, our independent registered public accounting firm for calendar year ended December 31, 2024, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
3.The Audit Committee has received the written disclosures and the letter from Marcum LLP, required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum LLP’s communications with the Audit Committee concerning independence, and has discussed with Marcum LLP its independence from the Company.
4.Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that our above-referenced audited financial statements be included in our annual report on Form 10-K for calendar year 2024.

This report is submitted by the Audit Committee,

W. Carl Drew, Chair
Benjamin Allen
Bjorn Reynolds

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Our Chief Executive Officer, Patrick Goepel, serves as Chairman of the Board. Due to the combined Chief Executive Officer and Chairman of the board roles, Daniel Gill serves as the Lead Independent Director. With respect to the appointment of a Lead Independent Director, the board acknowledges the importance of appointing a Lead Independent Director to maintain a strong independent board leadership structure that functions collaboratively with management while maintaining independent oversight. The Lead Independent Director role comes with significant authority and responsibilities. The primary responsibilities include: (i) ensuring the board has full, timely, and relevant information to support its decision-making requirements; (ii) advising the Chairman as to the appropriate schedule for board meetings and providing input on the preparation of agendas for board meetings; (iii) consulting with the Chairman and the board on the effectiveness of Board committees; (iv) calling and presiding over meetings of the board's non-employee directors; and (v) consulting with the Chairman as to the timeliness of the flow of information from the company that is necessary for the directors to effectively perform their duties. The lead independent director has the authority to call meetings of the non-employee directors and to call executive sessions of the non-employee directors in conjunction with any board meeting.

Our board of directors as a whole has responsibility for overseeing our risk management. The board of directors exercises this oversight responsibility directly and through its committees. The oversight responsibility of the board of directors and its committees is informed by reports from our management team that are designed to provide visibility to the board of directors about the identification and assessment of key risks and our risk mitigation strategies. The full board of directors has primary responsibility for evaluating strategic and operational risk management, cybersecurity risks and succession planning. Our Audit Committee has the responsibility for overseeing our major financial and accounting risk exposures and the steps our management has taken to monitor and control these exposures, including policies and procedures for assessing and managing risk. Our Audit Committee also reviews programs for promoting and monitoring compliance with legal and regulatory requirements. Our Compensation Committee evaluates risks arising from our compensation policies and practices. The Audit Committee and the Compensation Committee provide reports to the full board of directors regarding these and other matters. Our Nominating and Governance Committee is responsible for managing risks associated with director succession, our governance structure and environmental, social, and governance (“ESG”) matters, among other matters.

NON-EMPLOYEE DIRECTOR COMPENSATION TABLE

The following table sets forth information concerning the compensation paid to the non-employee directors for the year ended December 31, 2024 (includes amounts that were earned in calendar year ended December 31, 2023, and paid in 2024) (whole dollars):

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Total
Daniel Gill(1)	$50,000	$63,280	$—	$113,280
Bradford Oberwager(1)	$50,000	$63,280	$—	$113,280
Bjorn Reynolds(1)	$45,000	$63,280	$—	$108,280
W. Carl Drew(1)	$50,000	$63,280	$—	$113,280
Benjamin Allen(1)	$45,000	$63,280	$—	$108,280
Grace Lee(1)	$47,500	$63,280	$—	$110,780
(1) On January 1, 2024, Mr. Drew, Mr. Reynolds, Ms. Lee, Mr. Allen, Mr. Gill, and Mr. Oberwager were each granted restricted stock units of 7,000 shares of our common stock. These restricted stock units vested on January 1, 2025. The amounts in this column represent the fair value of the restricted stock units as of the grant date as computed in accordance with FASB ASC Topic 718 (“ASC 718”) and SEC disclosure rules, excluding the impact of estimated forfeitures related to service-based vesting. Refer to Note 9, “Stockholders’ Equity, Employee Benefit Plans and Share-Based Compensation” in the Notes to the Consolidated Financial Statements included in our Form 10-K filed on March 6, 2025, for the relevant assumptions used to determine the valuation of our awards. The grant date fair value does not necessarily correspond to the actual economic value that may be realized for these awards.

The following table shows the aggregate number of stock and option awards outstanding for each of our non-employee directors as of December 31, 2024 (whole shares):

Name	Restricted Stock Unit Awards(1)	Option Awards(2)
Daniel Gill	7,000	5,000
Bradford Oberwager	7,000	1,932
Bjorn Reynolds	7,000	5,831
W. Carl Drew	7,000	—
Benjamin Allen	7,000	15,000
Grace Lee	7,000	15,000
(1) None of the restricted stock units were vested as of December 31, 2024.
(2) All of the options were vested as of December 31, 2024.

Pursuant to our non-employee director compensation policy adopted in 2020, an annual retainer of $45,000 is paid to each independent director and while our non-employee director compensation policy does not provide for stock option or other equity award grants, our board of directors expects to make annual equity grants to our independent directors. No additional fees are paid for attendance at meetings. During 2024, we also paid the following additional annual retainers for service as committee chairs and for our Lead Independent Director:

Lead Independent Director	$5,000	per annum
Audit Committee Chair	$5,000	per annum
Compensation Committee Chair	$5,000	per annum
Nominating and Governance Committee Chair	$2,500	per annum

For 2025, we will continue to pay each non-employee director an annual retainer of $45,000 and pay annual retainers for service as our committee chairs and for our Lead Independent Director as conveyed in the table above. The board also expects to issue equity grants to its directors for their service to the board.

Mr. Goepel, as a director who is also our employee, does not receive any separate cash or equity compensation for his service as a director.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

A stockholder who wishes to communicate with the board of directors may do so by directing a written request addressed to the Chairman of the Board at the address appearing on the first page of this proxy statement.

ENVIRONMENTAL, SOCIAL AND GOVERNANCE PRINCIPLES

In 2025, we intend to continue our efforts to formalize and improve our ESG programs as well as to increase transparency and disclosure about these programs. Our ESG Committee, comprised of non-officer employees, is dedicated to the development and oversight of these programs and is advised by the Nominating and Governance Committee. Pursuant to the Nominating and Governance charter, the Nominating and Governance Committee has primary responsibility over ESG matters at the board level.

As reflected elsewhere in this proxy statement, we continued our commitment in 2024 to strong corporate governance principles. Our activities in this area include annual election of all directors, committees of the board comprised of only independent directors, prohibition on pledging and hedging our stock, and appointment of a lead independent director. We also continued to enhance our strong corporate ethics and compliance policies. For example, our Code of Business Conduct and Ethics expressly prohibits Asure employees and agents from promising, offering or authorizing payment of anything of value to any government official to obtain or retain business, to secure other improper advantage or to improperly influence a government official’s actions.

Some of our efforts to further our social and environmental principles include the programs described below.

Social Responsibility. As a leader in the human capital management industry, we believe that human capital management strategies are an important part of our company values – embrace change; lead with integrity; own the outcome; deliver awesome; and be a good human.

We have the following programs in place to enforce our company values to lead with integrity and deliver awesome. We currently offer paid SHRM-CP training and certification (from the Society for Human Resource Management) to our HR professionals and Certified Payroll Professional (“CPP”) training and certification (from the American Payroll Association) to our payroll specialists to enable these employees to increase their knowledge base and obtain valuable credentials in their fields.

Furthering our commitment to align our interests with those of our stakeholders and stockholders, we have began publishing statistics regarding our gender pay gap, gender diversity data, racial and ethnic diversity data and age diversity data. This information is provided to promote transparency to our stakeholders and investors and to foster a more inclusive environment.

Environmental Sustainability. Asure recognizes the importance of protecting and maintaining the quality of the environment as an integral part of our operations and is committed to environmental responsibility in the conduct of our operations. Our headquarters are located at 405 Colorado Street in the city of Austin, TX. The building is an EnergyStar® Rated building, which means it is energy-efficient and helps reduce environmental impact, and is also UL Healthy Building Verified. The building makes use of motion detected lighting systems and low flow plumbing fixtures to conserve water. Asure supports its policy on environmental sustainability through both customer-facing and internal initiatives. First, our solutions help clients leverage digital HR solutions and technology to minimize printing waste, including through electronic payrolls to client employees and electronic signature technologies. Second, internally, we have adopted an environmental management system that encourages recycling and waste management in our business practices and operating procedures. This support includes a commitment to the purchase, use, and disposal of products and materials in a manner that will best utilize natural resources and minimize any negative impact on the earth's environment. Special recycling receptacles have been set up at our offices to promote the separation and collection of designated recyclable materials. We encourage reducing and, when possible, eliminating the use of disposable products. Our source reduction decreases the consumption of valuable resources through workplace practices such as: communication through email and video conferencing and posting employee memos and key document resources on the company intranet; using digital business forms, two-sided photocopying, and minimum packaging; reusing paper clips, folders, binders, packaging material and wooden pallets; and turning off lights when rooms are not in use. We strive to continuously improve our environmental efforts and the impact of our operations on the environment and we have not suffered any major environmental controversy. Our operations do not generate hazardous waste. Our hybrid architecture leverages Amazon Web Services (AWS), a leading public cloud provider that is independently dedicated to sustainability. AWS focuses on carbon offsetting, waste reduction, minimizing water usage, and minimizing environmental impact through reforestation initiatives. Additionally, AWS has pledged to achieve 100% renewable energy by 2025. Despite our efforts to promote environmental sustainability, there are limited risks to the environment related to our business. Specifically, our payroll operations use paper in the printing of payroll checks. Those checks are mailed through the US Postal Service, which may increase fuel consumption and related fuel emissions. We also may be using electricity in certain of our business operations, which is generated by coal. Asure requires its vendors to adopt environmental sustainable plans. Specifically, its Vendor Code of Conduct states that vendors should operate in an environmentally responsible manner, strive to minimize adverse impact on the environment, and comply with all environmental laws, rules, and regulations in the countries in which they operate.

Additionally, during 2024, we published documents outlining our Climate Change Strategy, Climate Change Risk and Opportunities and an Environmental Management Policy. These documents were published to offer more transparency for our stakeholders and stockholders regarding the operation of our business with respect to climate change and environmental management.

Employee Wellness. We continue to offer affordable health, dental and vision care to all full-time employees, and part-time employees working more than 20 hours per week. In addition, we provide a generous contribution to employees’ health savings accounts, and offer an employee assistance program to all employees that provides behavioral counseling, monthly educational seminars, legal and financial consultants, and resources on a number of topics important to employee well-being. We also offer a generous Paid Time Off (“PTO”) program, which includes self-managed PTO for all employees, as well as a fitness reimbursement program. As of December 31, 2024, approximately 61% of our employees worked remotely.

Data Security. We have the highest commitments to protecting the security of our clients’ information and our internal payroll processes. We maintain SOC 1 and SOC 2 certifications and adhere to NIST guidance on security best practices. Additionally, we employ a vice-president of information security who reports to senior management on a quarterly basis on matters impacting the company’s security and privacy practices. All of our employees are required to go through annual internal infosecurity training, and members of our payroll team receive enhanced fraud prevention and security training. We have also invested in additional fraud prevention tools including software used in connection with our AML/BSA compliance program and we participate in industry-run payroll fraud prevention organizations.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers, and employees, including the Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer. These individuals are required to abide by the Code of Business Conduct and Ethics to ensure that our business is conducted in a consistently legal and ethical manner. The Company’s Code of Business Conduct and Ethics covers all areas of professional conduct, including employment policies, conflicts of interest, intellectual property, and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of its business. Any waivers of the Code of Business Conduct and Ethics for directors or executive officers must be approved by the board of directors. The full text of the Company’s Code of Business Conduct and Ethics is published on our website at https://investor.asuresoftware.com/corporate-governance. We intend to disclose future amendments to, or waivers from, provisions of our Code of Business Conduct and Ethics on our website within four business days following the date of such amendment or waiver.

INSIDER TRADING POLICY

The Company has an insider trading policy governing the purchase, sale and other dispositions of the Company’s securities (the “Insider Trading Policy”) that applies to all of the Company’s directors, officers, employees and other covered persons identified within the Insider Trading Policy. The Company believes that the Insider Trading Policy is reasonably designed to promote compliance with applicable U.S. federal securities laws, rules and regulations, as well as Nasdaq listing standards applicable to the Company, relating to insider trading. In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with applicable federal securities laws and Nasdaq listing requirements.

ANTI-HEDGING POLICY

Under the Insider Trading Policy, directors, executive officers, and certain other employees who given their roles are reasonably likely to have access to material non-public information, as well as persons sharing their households, are prohibited from engaging in any hedging transactions or other speculative trading in the Company’s securities unless advance approval is obtained from the Company’s Compliance Committee. Prohibited transactions include short sales, options trading, trading on margin or pledging, and hedging or monetization transactions (including the purchase of financial instruments that hedge or are designed to hedge or offset a decrease in the market value of our securities).

CLAWBACK POLICY

The Company has adopted a Clawback Policy to provide for the recovery of erroneously awarded incentive-based compensation from executive officers. This policy, designed to comply with the rules of the Nasdaq Stock Market, applies in the event that the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. In the event of such an accounting restatement, the Board will determine the amount of erroneously awarded compensation received by each executive officer, and the Company will recover reasonably promptly the erroneously awarded compensation received in accordance with the Clawback Policy. Notwithstanding anything to the contrary in any other policy of the Company or any agreement between the Company and an executive officer, no executive officer will be indemnified by the Company against the loss of any erroneously awarded compensation or any claims related to the Company’s enforcement of its rights under the Clawback Policy. Any right of recovery under the Clawback Policy is in addition to, and not in lieu of, any other remedies or rights of recovery that may be available to the Company under applicable law, regulation or rule or pursuant to the terms of any policy of the Company or any provision in any employment agreement, equity award agreement, compensatory plan, agreement or other arrangement, including the 2018 Plan. A copy of the Clawback Policy is included as Exhibit 97.1 to the Company’s annual report on Form 10-K filed with the SEC on March 6, 2025.

STOCK OWNERSHIP GUIDELINES

Our Bylaws set forth the expectation that the Company’s Chief Executive Officer acquire and hold during his or herm term of service one year worth of annual base wage compensation in the form of our common stock. As set forth in the Bylaws, only shares of common stock shall count towards meeting the ownership requirements, and such shares may be held directly, in trust, in joint accounts, and by immediate family members. If ownership requirements are not met, the Chief Executive Officer will not qualify to receive the annual bonus. The use of derivatives or other structures to hedge share ownership is strictly prohibited. The stock ownership calculation is based off shares valued at the greater of the cost basis or market value. Mr. Goepel, our Chief Executive Officer, held shares of our common stock of at least 21 times his annual base wage compensation, based on a closing share price of $8.92 as of April 7, 2025

LABOR AND HUMAN RIGHTS POLICY

Asure’s “Labor and Human Rights Policy” formalizes the Company’s commitment to preserving and promoting the fundamental rights of others as reflected in our commitment to labor and human rights. Our codes, standards and programs are built around the recognition that everything we do in connection with our work must reflect the highest possible standards of ethical business conduct and all employees must be treated with respect and dignity. Our commitment to international human rights standards and local laws are rooted in our core values and reinforced through our “Code of Business Conduct and Ethics” and other company policies. We support the aim of the International Labor Organization (“ILO”), the Universal Declaration of Human Rights (“UDHR”), the International Bill of Human Rights, and the UN Guiding Principles on Business and Human Rights to arrive at universally accepted labor standards and have therefore adopted internal policies, standards, procedures, and guidelines that are aligned with these policies. Asure’s management is strongly committed to ensuring the continuing development and implementation of our “Labor and Human Rights Policy” and will continue to regularly evaluate these policies to ensure an effective outcome and adherence by our employees as well as holding our suppliers and vendors to the same standards. Additionally, Asure will ensure all employees receive training and/or education enabling them to embody our commitment to these principles.

POLICY ON FREEDOM OF SPEECH AND EXPRESSION

Asure strives to enable its employees to pursue truth, seek knowledge, and develop understanding of what it means to be a member of a civil society. Freedom of speech and expression are indispensable to Asure’s mission. While each member of Asure enjoys freedom of speech and expression both within and outside the workplace, such freedom also comes with responsibility. Asure vigorously supports the rights of all employees of Asure to freely express their views and to peacefully and lawfully protest against actions and opinions with which they disagree. Asure also recognizes that the right to free speech and expression is not absolute. It must be balanced against the company’s obligation to the principles of freedom and to provide a secure and civil environment where employees can freely exchange ideas and openly engage in deliberation and debate. Open-mindedness, civility, respect, decency, and sensitivity for the opinions and rights of others, however different from one’s own, are crucial to fulfilling Asure’s mission. Asure is committed to freedom of speech and expression and therefore does not have an obligation to insulate members of the Asure team from ideas and opinions that are objectionable, offensive, unwise, ill-conceived, or hateful in nature. Unprotected speech that violates the law or Asure policies shall be prohibited and handled through established disciplinary processes (Asure’s Employee Handbook outlines its disciplinary policies and procedures). Consistent with the Code of Business Conduct and Ethics, the Company offers training for employees of Asure about civil discourse and the freedom of speech and expression. Support and resources are provided for members of Asure Software who experience speech or expression that they find objectionable, offensive, unwise, ill-conceived, or hateful in nature.

ANTI-HUMAN TRAFFICKING POLICY

Asure complies with the United States government’s prohibitions on trafficking in persons. Asure is committed to a work environment that is free from human trafficking and slavery, which for purposes of this policy includes forced labor and unlawful child labor. Asure will not tolerate or condone human trafficking or slavery in any part of our global organization. Asure’s employees and its joint ventures, and direct and indirect suppliers, vendors, contractors, subcontractors, business partners, service providers, independent contractors, consultants, and others through whom Asure conducts business must avoid complicity in any practice that constitutes trafficking in persons or slavery.

VENDOR CODE OF CONDUCT

Asure’s “Vendor Code of Conduct” formalizes our commitment to ensuring our vendors reinforce our values and sets forth our expectations that our vendors operate in compliance with the principles outlined in this Code. Asure expects our vendors to conduct their operations in accordance with all applicable professional standards, legal requirements, and this Code. The provisions of this Code are in addition to those specified in any agreement between a vendor and Asure. Failure to comply with the terms of this Code may jeopardize a vendor’s relationship with Asure, up to and including termination of some or all of the services being provided by a vendor to Asure. Applicable terms in a vendor’s contract with Asure supersede any conflicting provisions of this Code.

ITEM 2 - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Marcum LLP (“Marcum”) has served as our independent registered public accounting firm since 2016. On November 1, 2024, CBIZ CPAs PC (“CBIZ”) acquired the attest business of Marcum, and substantially all of the partners and staff that provided attestation services for Marcum joined CBIZ.

On April 14, 2025, Marcum resigned as the Company’s independent registered accounting firm as result of the acquisition by CBIZ of Marcum’s attestation business. Following Marcum’s resignation, the Audit Committee has appointed CBIZ, an independent registered public accounting firm, to audit the Company’s consolidated financial statements for the calendar year ending December 31, 2025. We are advised that no member of CBIZ has any direct financial interest or material indirect financial interest in the Company or any of its subsidiaries or, during the past three years, has had any connection with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer, or employee.

Stockholder ratification is not required for the selection of CBIZ, because the Audit Committee has the responsibility for the selection of the Company’s independent registered public accounting firm. Nonetheless, the selection is being submitted for ratification at the Annual Meeting solely with a view toward soliciting the stockholders’ opinion thereon, which opinion will be taken into consideration in future deliberations. Even if the selection of CBIZ is ratified by the stockholders, the Audit Committee has the discretion to select a different independent registered public accounting firm at any time if it determines that a change would be in the best interests of the Company and its stockholders.

A representative of Marcum and CBIZ will be attending the Annual Meeting and will be available for questions. This representative will further have an opportunity to make a statement if the representative desires.

The Board of Directors recommends voting “FOR” ratification of the appointment of CBIZ as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

In connection with the resignation of Marcum and the appointment of CBIZ as described above, the Company reports that the reports of Marcum regarding the Company’s financial statements for the fiscal years ended December 31, 2024, and December 31, 2023, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2024 and December 31, 2023, and through April 14, 2025, the date of Marcum's resignation, there were (a) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to such disagreement in its report and (b) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions), except for the material weakness in the Company’s internal control over financial reporting related to ineffective design and operation of controls over program change management as described in Item 9A of the Company’s annual report on Form 10-K filed with the SEC on March 6, 2025.
During the fiscal years ended December 31, 2024 and December 31, 2023, and through April 14, 2025, neither the Company nor anyone on the Company's behalf consulted with CBIZ regarding (i) the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by CBIZ on the Company’s financial statements, and CBIZ did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions), as that term is described in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Marcum with a copy of this disclosure and on April 16, 2025, Marcum furnished the Company with a letter addressed to the SEC, pursuant to Item 304(a)(3) of Regulation S-K, stating that it agreed with these disclosures. Such letter is filed with the SEC on our current report on Form 8-K dated April 16, 2025.

AUDIT COMMITTEE POLICY ON PRE-APPROVAL OF FEES

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Prior to engagement of the independent registered public accountants for the next year’s audit, management submits an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval. The first category (Audit Fees) includes audit work performed in the preparation of financial statements, as well as work that generally only our independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits and attest services and consultation regarding financial accounting and/or reporting standards. The second category (Audit-Related Fees) includes assurance and related services that are traditionally performed by our independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements. The third category (Tax Fees) includes all services performed by our independent registered public accountants’ tax personnel, except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning and tax advice. The fourth category (All Other Fees) includes items associated with services not captured in the other categories. We generally do not request services other than audit, audit-related and tax services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accountants and management to report actual fees versus the budget at least annually by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accountants for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before such engagement.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated, reports for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

CBIZ

The Company did not incur any fees from CBIZ during the years ended December 31, 2024, and December 31, 2023.

MARCUM

Audit Fees - The Company incurred aggregate fees in the amount of $612,500 and $456,570 for professional audit services rendered by Marcum LLP for the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the calendar years ended December 31, 2024, and December 31, 2023, respectively.

Audit-Related Fees - The Company incurred $95,375 and $10,330 for assurance and related services rendered by Marcum LLP that are reasonably related to the performance of the audit or review of the Company’s financial statements and not reported under “Audit Services” above for the calendar years ended December 31, 2024, and December 31, 2023, respectively.

Tax Fees - The Company incurred no fees for professional services rendered by Marcum LLP for tax compliance, tax advice and tax planning for the calendar years ended December 31, 2024, and December 31, 2023, respectively.

All Other Fees – The Company incurred $114,615 and $32,092 for professional services rendered by Marcum LLP in connection with stand-alone financial statements of a subsidiary for the calendar years ended December 31, 2024 and December 31, 2023, respectively.

The Audit Committee has determined that the provision of services covered by the four preceding paragraphs is compatible with maintaining our independent registered public accounting firm’s independence from the Company.

ITEM 3 - APPROVAL OF THE FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT

BACKGROUND

The Company entered into a Rights Agreement on December 19, 2005 with American Stock Transfer & Trust Company LLC (the “Rights Agreement”) to protect the Company’s ability to carry forward its net operating losses (the “NOLs”). The Rights Agreement was designed to assist in limiting the number of 5% or more beneficial owners and thus reduce the risk of a possible “change of ownership” under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). Any such “change of ownership” under these rules would limit or eliminate our ability to use our existing NOLs for federal income tax purposes. The Rights Agreement was not adopted as an anti-takeover measure.

The Company amended and restated the Rights Agreement (i) as of October 28, 2009 (the “First Amended Rights Agreement”), (ii) as of April 17, 2019 (the “Second Amended Rights Agreement”), and (iii) on October 28, 2022, to extend the Final Expiration Date to October 28, 2025 (the “Third Amended Rights Agreement”), in each case, to protect the Company’s ability to continue to carry forward its NOLs. The Third Amended Rights Agreement is scheduled to expire on October 28, 2025.

As of December 31, 2024, we had federal net operating loss carryforwards of approximately $46.6 million and research and development credit carryforwards of approximately $3.6 million, which will expire in varying amounts in years 2025 through 2044.

To ensure the continued ability to use the Company’s NOLs, our board of directors adopted a Fourth Amended and Restated Rights Agreement (the “Fourth Amended Rights Agreement”). The Fourth Amended Rights Agreement extends the final expiration date from October 28, 2025 to October 28, 2028 and otherwise does not modify the Third Rights Agreement.

We are seeking stockholder approval of the Fourth Amended Rights Agreement. If stockholders do not approve the Fourth Amended Rights Agreement, the Third Amended Rights Agreement will expire on October 28, 2025, and the Company’s ability to use these NOLs may be limited if a “change in ownership” as defined by Section 382 of the Code occurs.

SUMMARY OF THE FOURTH AMENDED RIGHTS AGREEMENT

A summary of the principal provisions of the Fourth Amended Rights Agreement is set forth below. The summary is qualified in its entirety by reference to the full text of the Fourth Amended Rights Agreement, which is attached as Appendix A to this proxy statement.

General

The Fourth Amended Rights Agreement imposes a significant penalty upon any person or group that acquires 4.9% or more (but less than 50%) of the Company’s then-outstanding common stock. Because this is an extension of previous rights agreements, stockholders who beneficially owned 4.9% or more of the Company’s then-outstanding shares of common stock as of the close of business on October 28, 2009 (the “Record Date”) will not trigger the Fourth Amended Rights Agreement so long as they do not increase their ownership of common stock after the Record Date by more than one-half of 1% of the then-outstanding shares of common stock. A person or group that acquires shares of the Company’s common stock in excess of the above-mentioned applicable threshold, subject to certain limited exceptions, is called an “Acquiring Person.”

However, a person will not be an “Acquiring Person” if our board of directors determines that such person who would otherwise be an “Acquiring Person,” has become such inadvertently and such person divests as promptly as practicable (as our board of directors determines) a sufficient number of shares of common stock so that such person would no longer be an Acquiring Person. Our board may, in its sole discretion, exempt any person or group from being deemed an Acquiring Person for purposes of the Fourth Amended Rights Agreement if it determines the acquisition by such person or group will not jeopardize our NOLs or other tax benefits or is otherwise in the Company’s best interests.

The Rights

On October 28, 2009, our board of directors declared a dividend of one right for each outstanding share of common stock that was distributed to stockholders of record on the Record Date. Each right entitles the registered holder to purchase from us one one-thousandth of a share of Series A Junior Participating Preferred Stock of the Company, $0.01 par value (the “Preferred Stock”), at a price of $1.7465 per one thousandth of a share of Preferred Stock, subject to adjustment. For example, the exercise price would increase tenfold if the reverse split is approved. The rights are not exercisable until the Distribution Date (defined below). Until the rights are exercised, the holders will not have rights as stockholders of the Company, including, without limitation, the right to vote or to receive dividends. Any rights held by an Acquiring Person are void and may not be exercised.

Exercisability of Rights

The rights will not be exercisable until 10 days after a public announcement by us or an Acquiring Person that a person or group has become an Acquiring Person. Until the date that the rights become exercisable (the “Distribution Date”), common stock certificates will evidence the rights and will contain a notation to that effect. Any transfer of shares of common stock prior to the Distribution Date will constitute a transfer of the associated rights. If the rights become exercisable, each right would allow its holder to purchase from us one one-thousandth of a share of Preferred Stock for a purchase price of $1.7465. Each fractional share of Preferred Stock would give the stockholder approximately the same dividend, voting and liquidation rights as one share of common stock. After the Distribution Date, the rights will be separated from the common stock and be evidenced by a rights certificate, which the Company will mail to all holders of the rights that are not void.

In addition, if a person or group becomes an Acquiring Person after the Distribution Date or already is an Acquiring Person and acquires more shares after the Distribution Date, all holders of rights, except the Acquiring Person, may exercise their rights to purchase a number of shares of the common stock (in lieu of Preferred Stock) with a market value of twice the exercise price, upon payment of the purchase price.

Expiration of Rights

The rights will expire on the earliest of:

•the close of business on October 28, 2028 (or October 28, 2025 if stockholders don’t approve the Fourth Amended Rights before October 28, 2025);

•the exchange or redemption of the Rights;

•consummation of a transaction contemplated by Section 13(d);

•the consummation of a reorganization transaction entered into by the Company resulting in the imposition of stock transfer restrictions that our board of directors determines will provide protection for the Company’s NOLs;

•the repeal of Section 382 of the Code or any successor statute if our board of directors determines the Second Amended Rights Agreement is no longer necessary for the preservation of tax benefits; or

•the beginning of a taxable year to which our board determines that no tax benefits may be carried forward.

Redemption of Rights

The Company may redeem all of the then outstanding rights at a redemption price of $0.01 per right, subject to adjustment., at any time prior to the close of business on the tenth day following the first date of public announcement that a person has become an Acquiring Person or such later date as may be determined by a majority of the members of our board of directors and publicly announced by us. We may pay the redemption price either in common stock or cash.

Exchange of Rights

After a person becomes an Acquiring Person, we may exchange the rights (other than rights owned by the Acquiring Person or its affiliates), in whole or in part, at an exchange ratio of one common share per right, subject to adjustment.

Anti-Dilution Adjustments

We may adjust the purchase price of the Preferred Stock, the number of shares of the preferred shares issuable and the number of outstanding Rights to prevent dilution that may occur as a result of certain events, including a stock dividend, a stock split or a reclassification of the Preferred Stock or common stock.

Amendments

Before the Distribution Date, we may amend or supplement the Fourth Amended Rights Agreement without the consent of the holders of the Rights. At any time thereafter, we may amend or supplement the Fourth Amended Rights Agreement only to cure an ambiguity, to alter time period provisions, to correct defective or inconsistent provisions or to make any additional changes that do not adversely affect the interests of the holders of Rights.

CERTAIN FACTORS STOCKHOLDERS SHOULD CONSIDER

Our board of directors believes that continuing to attempt to safeguard the Company’s NOLs is in the Company’s best interests. However, you should consider the factors below when making your decision with respect to the ratification of the Fourth Amended Rights Agreement.

Continued Risk of Ownership Change. Although the Fourth Amended Rights Agreement is intended to diminish the likelihood of an “ownership change,” we cannot assure you that it will be effective. The amount by which an ownership interest may change in the future could be affected by many factors, including purchases and sales of shares by stockholders holding 5% or more of our outstanding common stock, decisions over which we have little or no effective control.

Anti-Takeover Effect. While the Fourth Amended Rights Agreement is not intended to prevent, or even discourage, a proposal to acquire our Company, it may have a potential anti-takeover effect because an Acquiring Person may have his ownership interest diluted upon the occurrence of a triggering event. Accordingly, the overall effects of the Fourth Amended Rights Agreement may be to render more difficult or discourage a merger, tender offer, or assumption of control by a substantial holder of our securities.

Potential Impact on Value. The Fourth Amended Rights Agreement could have a negative impact on the trading price and intrinsic value of our common stock by deterring persons or groups of persons from acquiring our common stock, including in acquisitions for which some stockholders might receive a premium above market value.

Potential Effects on Liquidity. The Fourth Amended Rights Agreement is intended to deter persons or groups of persons from acquiring beneficial ownership of our common stock in excess of the specified limitations. A stockholder’s ability to dispose of our common stock may be limited if the Fourth Amended Rights Agreement reduces the number of persons willing to acquire our common stock or the amount they are willing to acquire. A stockholder may become an Acquiring Person upon actions taken by persons related to, or affiliated with, them.

The Board of Directors unanimously recommends that you vote “FOR” approval of the Fourth Amended Rights Agreement.

ITEM 4 - TO APPROVE AN AMENDMENT TO THE ASURE SOFTWARE, INC. 2018 INCENTIVE AWARD PLAN

As of April 7, 2025, approximately 164,544 shares of our common stock are available for future issuance under the 2018 Plan. Our board of directors believes that increasing the number of authorized shares of our common stock under the Amended 2018 Plan is necessary to ensure that a sufficient reserve of shares remains available for issuance to allow us to continue to use equity incentives at the levels we have deemed necessary to attract and retain the services of individuals we believe are essential to our long-term growth and financial success. We rely on equity incentives primarily in the form of stock options and RSUs to attract and retain employees, including our named executive officers, and believe that such equity incentives are necessary for us to remain competitive in the marketplace for executive talent and other employees. In determining the appropriate number of shares to reserve under the Amended 2018 Plan, our board of directors considered the number of shares currently issued and outstanding and the future needs of our company in trying to attract and retain the services of key individuals to our strategic plan. In light of the foregoing, our board of directors believes the additional share request to be appropriate and necessary to meet the objectives of our equity compensation program.

Therefore, subject to stockholder approval, our board of directors has approved an amendment (the “Proposed Amendment”) to the Asure Software, Inc. 2018 Incentive Award Plan (the “2018 Plan”) to increase the number of shares of our common stock authorized for issuance under the 2018 Plan by 2,250,000 shares. Assuming that this proposal is adopted, we estimate these additional shares authorized for issuance under our 2018 Amended Plan would be sufficient to grant awards for approximately three years. However, our actual share usage will be dependent on a number of important variables, including the future trading price of our common stock, our hiring and promotion activity, our retention needs, and market practices within our industry and geographic region. As a result, the share reserve under our 2018 Amended Plan could last for a longer or shorter period of time than we currently expect.

The Amended 2018 Plan does not contain an annual “evergreen” provision. The Amended 2018 Plan authorizes a fixed number of shares, so that stockholder approval is required to issue any additional shares, allowing our stockholders to have direct input on our equity compensation programs. If the Amendment is approved, an additional 2,250,000 shares of common stock will be available for future issuances under the Amended 2018 Plan, not including 164,544 shares of common stock currently reserved and available for future grants under the Amended 2018 Plan and 2,773,974 shares that have been reserved for existing stock options, restricted stock units, and performance stock units grants to our employees.

DESCRIPTION OF THE PRINCIPAL FEATURES OF THE AMENDED 2018 PLAN

The following is a summary of the principal features of the Amended 2018 Plan. The summary is qualified in its entirety by reference to the Amended 2018 Plan, which is set forth in Appendix B to this proxy statement.

Administration

The Amended 2018 Plan may be administered by our board of directors, Compensation Committee or other committee designated by our board of directors. To the extent required to comply with Rule 16b-3 of the Exchange Act, it is intended that each member of the committee will be a “non-employee director” within the meaning of Rule 16b-3. The committee or our board of directors may delegate its powers under the Amended 2018 Plan to one or more members of our board of directors or one or more officers of the Company or any subsidiary. However, no officer may be delegated the authority to grant awards to or amend awards held by senior executives of the Company who are subject to Section 16 of the Exchange Act or any officer or director to whom authority to grant or amend awards has been delegated. The board, committee or delegate thereof, as applicable, are referred to herein as the “plan administrator.”

The plan administrator has the authority to administer the Amended 2018 Plan, including the power to determine eligibility, the types and sizes of awards, the price and vesting schedule of awards, the methods for settling awards, the method of payment for any exercise or purchase price, any rules and regulations the plan administrator deems necessary to administer the Amended 2018 Plan, and the acceleration, amendment or waiver of any vesting restriction.

Eligibility

As of April 7, 2025, persons eligible to participate in the Amended 2018 Plan include all members of our board of directors, currently comprised of six non-employee directors and approximately 656 employees and contractors (including one executive officer on our board of directors and two executive officers who are not on our board of directors).

Limitation on Awards and Stock Available

If our stockholders approve the Amended 2018 Plan, the number of shares of our common stock authorized for issuance under the 2018 Plan is equal to the sum of (i) 6,600,000 shares, and (ii) any shares subject to issued and outstanding awards under the 2009 Plan as of the effective date of the 2018 Plan that expire, are cancelled or otherwise terminate following the effective date of the 2018 Plan; provided, that no more than 6,600,000 shares may be issued pursuant to the exercise of incentive stock options. The stock issued pursuant to an award under the Amended 2018 Plan may be authorized but unissued stock, stock purchased by the Company on the open market or treasury stock.

If any shares subject to an award under the Amended 2018 Plan or the 2009 Plan are forfeited, expire or are settled for cash, any shares deemed subject to such award may, to the extent of such forfeiture, expiration or cash settlement, be used again for new grants under the Amended 2018 Plan. In addition, the following shares may be used again for grant under the Amended 2018 Plan: (1) shares tendered or withheld to satisfy the exercise price of an option under the Amended 2018 Plan or 2009 Plan; (2) shares tendered or withheld to satisfy the tax withholding obligations with respect to an award under the Amended 2018 Plan or 2009 Plan; (3) shares subject to a SAR that are not issued in connection with the stock settlement of the SAR on its exercise; and (4) shares purchased on the open market with the cash proceeds from the exercise of options. Awards granted under the Amended 2018 Plan in connection with the assumption or substitution of outstanding equity awards previously granted by a company or other entity in the context of a corporate acquisition or merger will not reduce the stock authorized for grant under the Amended 2018 Plan.

The maximum aggregate value of awards that may be granted to any non-employee director pursuant to the Amended 2018 Plan during any calendar year cannot exceed $1,000,000 for such individual’s first year of service as a non-employee director and $500,000 for each year thereafter. The closing price of our common stock on April 7, 2025 as reported by Nasdaq Stock Market was $8.92 per share.

Awards

The Amended 2018 Plan provides for the grant of ISOs, NQSOs, SARs, restricted stock, restricted stock units, performance bonus awards, performance stock units awards, dividend equivalents and other stock or cash-based awards. All awards under the Amended 2018 Plan will be set forth in award agreements, which will detail all terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations. The plan administrator may, in its discretion, limit exercise with respect to fractional shares and require that any partial exercise of an option or SAR be with respect to a minimum number of shares.

Options. Options provide for the purchase of common stock in the future at an exercise price set on the grant date. ISOs, by contrast to NQSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Code are satisfied. The exercise price of an option may not be less than 100% of the fair market value of the underlying stock on the date of grant (or 110% in the case of ISOs granted to certain significant stockholders), except with respect to certain substitute options granted in connection with a corporate transaction. The term of an option may not be longer than ten years (or five years in the case of ISOs granted to certain significant stockholders). Vesting conditions determined by the plan administrator may apply to options and may include continued service, performance and/or other conditions.

Stock Appreciation Rights. SARs entitle their holder, upon exercise, to receive an amount equal to the appreciation of the stock subject to the award between the grant date and the exercise date. The exercise price of a SAR may not be less than 100% of the fair market value of the underlying stock on the date of grant (except with respect to certain substitute SARs granted in connection with a corporate transaction) and the term of a SAR may not be longer than ten years. Vesting conditions determined by the plan administrator may apply to SARs and may include continued service, performance and/or other conditions. SARs under the 2018 Plan will be settled in cash or, common stock, or via a promissory note or any other lawful consideration, or a combination of the preceding, as determined by the plan administrator.

Restricted Stock. A restricted stock award is an award of nontransferable common stock that remains forfeitable unless and until specified vesting conditions are met. Vesting conditions applicable to restricted stock may be based on continuing service, the attainment of performance goals and/or such other conditions as the plan administrator may determine. In general, restricted stock may not be sold or otherwise transferred until restrictions are removed or expire. Holders of restricted stock will have voting rights and will have the right to receive dividends; however, dividends may not be paid until the applicable restricted stock vests.

Restricted Stock Units. RSUs are contractual promises to deliver common stock (or the fair market value of such stock in cash) in the future, which may also remain forfeitable unless and until specified vesting conditions are met. RSUs generally may not be sold or transferred until vesting conditions are removed or expire. The stock underlying RSUs will not be issued until the RSUs have vested, and recipients of RSUs generally will have no voting or dividend rights prior to the time the RSUs are settled in stock, unless the RSU includes a dividend equivalent right (in which case the holder may be entitled to dividend equivalent payments under certain circumstances). Delivery of the stock underlying RSUs may be deferred under the terms of the award or at the election of the participant, if the plan administrator permits such a deferral. On the settlement date or dates, we will unrestricted, fully transferable common stock (or the fair market value of such stock in cash) for vested and nonforfeited RSUs.

Performance Stock Units and Performance Bonus Awards. Performance stock unit awards are denominated in stock or unit equivalents, and performance bonus awards are denominated in cash. Each may be linked to one or more performance or other criteria as determined by the plan administrator.

Dividend Equivalents. Dividend equivalents represent the right to receive the equivalent value of dividends paid on common stock and may be granted alone or in tandem with awards. Dividend equivalents may accrue on awards, but shall not be payable unless and until the applicable award vests. Dividend equivalents are not payable with respect to options or SARs.

Other Stock or Cash Based Awards. Other stock or cash based awards are awards of cash, fully vested common stock and other awards valued wholly or partially by referring to, or otherwise based on, our common stock. Other stock or cash based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards. The plan administrator will determine the terms and conditions of other stock or cash based awards, which may include vesting conditions based on continued service, performance and/or other conditions.

Amendment and Termination

Our board may amend or terminate the Amended 2018 Plan at any time; however, except in connection with certain changes in our capital structure, stockholder approval will be required for any amendment that increases the aggregate number of shares available under the Amended 2018 Plan. However, stock options and SARs may not be repriced without stockholder approval, and stockholder approval will be needed to cancel any stock option or SAR in exchange for cash or another award when the option or SAR price per share exceeds the fair market value of the underlying shares of common stock. In addition, no amendment, suspension or termination of the Amended 2018 Plan may, without the consent of the affected participant, materially and adversely affect the participant’s rights. No award may be granted pursuant to the Amended 2018 Plan after the tenth anniversary of the date the 2018 Plan was adopted by our board.

Corporate Transactions

The plan administrator has broad discretion to take action under the Amended 2018 Plan, as well as make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our common stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with our stockholders known as “equity restructurings,” the plan administrator will make equitable adjustments to the Amended 2018 Plan and outstanding awards.

If a Change in Control of the Company occurs (as defined in the Amended 2018 Plan), unless the plan administrator elects to (i) terminate an award in exchange for cash, rights or property, or (ii) cause an award to become fully exercisable and no longer subject to any forfeiture restrictions prior to the consummation of a Change in Control, (A) such award (other than any portion subject to performance-based vesting) shall continue in effect or be assumed or an equivalent award substituted by the successor corporation or a parent or subsidiary of the successor corporation and (B) the portion of such award subject to performance-based vesting shall be subject to the terms and conditions of the applicable award agreement and, in the absence of applicable terms and conditions, the plan administrator’s discretion.

U.S. FEDERAL INCOME TAX CONSEQUENCES

With respect to NQSOs, the Company is generally entitled to deduct and the optionee recognizes ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the shares of common stock issued at the time of exercise. The gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of such shares of common stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction.

With respect to ISOs, if applicable holding period requirements are met (i.e., the shares acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise), the participant will not recognize taxable income at the time of exercise of the ISO. However, the excess of the fair market value of the common stock issued over the exercise price is an item of tax preference income potentially subject to the alternative minimum tax. The gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of such shares of common stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements described above are not met, the ISO will be treated as one which does not meet the requirements of the Code for incentive stock options and the tax consequences described for NQSOs will apply, although the amount of income recognized by the participant will be the lesser of (a) the excess of the fair market value of the stock at the time of exercise over the exercise price, or (b) the excess of the amount realized on the disposition over the exercise price.

The current federal income tax consequences of other awards authorized under the Amended 2018 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as NQSOs; nontransferable restricted stock subject to a substantial risk of forfeiture and restricted stock units will result in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions applicable to such awards lapse (unless, with respect to an award of restricted stock, the recipient elects to accelerate recognition as of the date of grant); stock-based performance awards, dividend equivalents and other types of awards are generally subject to tax at ordinary income rates at the time of payment. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) of the Code with respect to covered employees.

NEW PLAN BENEFITS

No awards have been granted pursuant to the 2018 Plan that are contingent upon the approval by our stockholders of the Proposed Amendment to the 2018 Plan. Future awards under the Amended 2018 Plan will be granted at the discretion of the board. As a result, the number of future awards under the Amended 2018 Plan to be received by particular employees or consultants is presently not determinable.

AWARDS GRANTED UNDER THE 2018 PLAN

The following table shows the number of shares of our common stock underlying options, restricted stock unit awards, and performance stock unit awards granted under the 2018 Plan to date by certain individuals and certain groups of individuals.

2024 NEOs(1)	Shares Underlying Stock Options(2)	Restricted Stock Units	Performance Stock Units
Patrick Goepel	300,000	338,000	148,668
Eyal Goldstein	320,000	277,500	128,239
John Pence	195,000	180,000	87,810
All current executive officers as a group	815,000	795,500	364,717
All current non-employee directors as a group	80,000	208,990	—
All non-executive employees as a group	875,935	1,334,368	113,239
(1) As of the record date April 7, 2025.
(2) Includes both vested and unvested stock options.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information as of December 31, 2024, with respect to shares of our common stock that we may issue under our existing equity compensation plans:

	A	B	C
	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plan Approved by Stockholders(1)	2,406,106	$8.35	1,014,997
Equity Compensation Plans Not Approved by Stockholders(2)	—	—	—
Total	2,406,106	$8.35	1,014,997
(1) Consists of stock options, restricted stock units, and performance stock units adjusted for performance as of December 31, 2024.
(2) Our stockholders have previously approved our existing equity plans.

The Board of Directors unanimously recommends voting “FOR” approval of the amendment to the
Asure Software, Inc. 2018 Incentive Award Plan to increase
the number of shares of our common stock authorized for issuance by 2,250,000 shares
.

ITEM 5 - ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

As required by Section 14A of the Exchange Act, we are offering our stockholders an opportunity to cast an advisory vote to approve the compensation of our named executive officers, as disclosed in the proxy statement. Although the stockholder vote is an advisory vote only and is not binding on our company or our board of directors, our board and our Compensation Committee will consider the voting results when making future compensation decisions.

As described in the “EXECUTIVE COMPENSATION” section immediately below, we believe that our Executive Compensation Program (1) provides a competitive total compensation program that enables us to attract, retain and motivate our executive officers, and (2) aligns the interests of our named executive officers with the interests of our stockholders by focusing on both short-term and long-term performance goals, by promoting ownership of our company, and by rewarding individual performance. For these reasons, we recommend that stockholders vote in favor of the following resolution:

“RESOLVED, that the stockholders hereby approve the compensation of Asure Software, Inc.’s named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosures.”

The Board of Directors recommends voting “FOR” approval of the advisory vote to approve the compensation of our named executive officers.

INFORMATION CONCERNING EXECUTIVE OFFICERS

The following table sets forth information as of April 7, 2025 concerning the executive officers of the Company (other than Mr. Goepel, whose biographical information appears in the table under the Election of Directors section above).

Name	Age	Present Office(s) Held in Our Company
Patrick Goepel	63	Chairman and Chief Executive Officer
Eyal Goldstein	49	President and Chief Revenue Officer
John Pence	54	Chief Financial Officer and Corporate Secretary
There are no family relationships among any of the Company’s executive officers and directors.

Eyal Goldstein joined Asure as Chief Revenue Officer in December 2016, and our board appointed him to serve as President in August 2020. Prior to joining Asure, Mr. Goldstein served as Chief Revenue Officer of Insight Venture Partner’s FilmTrack, a global rights management platform, from March 2013 to December 2016. He previously served three years as Executive Vice President of DAZ Systems, a software company. Prior to DAZ he was Regional Vice President at Oracle Corp. and also served as Vice President at Ceridian Corporation. Mr. Goldstein earned a bachelor’s degree in English from University of Nevada, Las Vegas.

John Pence joined Asure as Chief Financial Officer in November 2020. Prior to joining Asure, Mr. Pence held positions as a CFO as well as a COO at several leading enterprises, including Mobi Corp, a software company, from February 2010 to December 2017 and Beneplace LLC, a leading HR benefits provider, from September 2018 to January 2020. He has 30 years of leadership experience in accounting, finance, and operations at a variety of both publicly traded and privately held technology companies that served both large and small businesses. Mr. Pence is a Certified Public Accountant and received his BBA in Finance and Accounting from the Red McCombs School of Business at the University of Texas, Austin.

EXECUTIVE COMPENSATION

The compensation of our named executive officers is determined by the Compensation Committee with the guidance of its independent compensation consultant, Compensia. The Compensation Committee intends that its executive compensation practices and principles are aligned with the executive compensation of its peer companies and that those practices and principles are fair and reasonable. These principles align with the Company’s strategic initiatives, balance both individual and company performance, and seek to provide competitive wages and benefits with consistent position in the median range of the most relevant markets to its named executive officers based on their roles, responsibilities, skills, and performance.

Specifically, the Compensation Committee’s goal is to ensure this program:

•Closely aligns our executive compensation with stockholder value creation, avoiding plans that encourage our executives to take excessive risk while driving long-term value to stockholders;
•Supports our long-term business strategy by ensuring that performance objectives are consistent with driving long-term stockholder value;
•Recognizes that the portion of a named executive officer’s compensation that is at-risk and performance-based should be tied to the level of that individual’s responsibility and their ability to control the achievement of performance objectives;
•Emphasizes equity-based compensation over cash compensation;
•Allows us to recruit and retain a top-tier executive team in a competitive industry and to motivate our executive team to achieve superior performance over sustained period; and
•Provides a competitive compensaiton opportunity while adhering to market standards for compensation.

The Compensation Committee periodically reviews the compensation principles used for setting the total cash compensation and equity incentive compensation for the named executive officers, in consultation with Compensia. The Company also periodically compares the components of its compensation with its peer companies and those of its competitors to ensure that compensation remains competitive and continues to attract, retain, and motivate a skilled and diverse workforce. Based on the most recent review, with respect to compensation for fiscal year 2024, the Compensation Committee, with the guidance of Compensia, compared our named executive officers’ compensation with that of other U.S. public companies in the technology space and having annual revenues between $50 million to $200 million (the “Sub 200 Peer Companies”) and those U.S. public companies in the technology space having annual revenues between $200 million and $500 million (the “200+ Peer Companies” and together with the Sub 200 Peer Companies, the “Peer Companies”). Given that the Company is growing in size, the Compensation Committee believes that reviewing both peer classes would provide more comparable data in evaluating the Company’s executive compensation programs. Based on this analysis, the Compensation Committee determined that the compensation of our named executive officers was below the median of compensation for similar positions t the Peer Companies.

Specifically:

•Base Salaries for named executive officers approximate the 20% percentile of the Sub-200 Peer Companies and the 10% percentile of the 200+ Peer Companies, on average.
•Target cash bonuses for named executive officers approximate the 40% percentile of the Sub-200 Peer Companies and the 10% percentile of the 200+ Peer Companies, on average.
•On a grant-value basis, Asure’s 2024 equity grants for its named executive officers are positioned at the 25% percentile of the Sub-200 Peer Companies and the 10% percentile of the 200+ Peer Companies, on average.

For purposes of the above, this analysis also included the compensation of two additional members of the executive team who are not named executive officers. Thus, the averages included the compensation for those individuals as well.

The Compensation Committee may exercise its discretion in modifying any recommended compensation adjustments or awards to such named executive officers.

COMPONENTS OF EXECUTIVE COMPENSATION

We offer our named executive officers’ compensation in the following forms:

•Base salaries to compensate individuals for their day-to-day responsibilities,
•Variable compensation in the form of performance-based bonuses that are directed to drive targeted corporate business goals and annual objectives; and
•Equity compensation in the form of RSUs and PSUs in order to foster focus of our named executive officers on long-term objectives.

BASE SALARY

Salaries provide our named executive officers with a base level of compensation for the responsibilities of their individual positions and are set based on their levels of experience and expertise. Recommendations on increases to base salary take into account, among other factors, market data and the advice of our independent compensation consultant, Compensia, along with consideration of the named executive officers’ individual performance and general contributions to overall Company performance. The following table sets forth the base salaries of our named executive officers for 2024 and 2023:

Named Executive Officer	Principal Position	2024 Base Salary	2023 Base Salary(1)
Patrick Goepel	Chief Executive Officer	$450,000	$425,000
Eyal Goldstein	Chief Revenue Officer	$425,000	$400,000
John Pence	Chief Financial Officer	$385,000	$370,000
(1) Reflects a reduction of $750 to correct a scrivener’s error from prior reported amounts.

VARIABLE COMPENSATION UNDER ANNUAL BONUS PLAN

We maintain a variable compensation plan in the form of an annual cash bonus plan to reward the performance of our named executive officers in achieving our corporate goals and to primarily align this element of pay for our named executive officers with corporate performance.

For fiscal year 2024, the Compensation Committee established the following corporate performance measures based 50% upon Total Revenues and 50% upon Adjusted EBITDA targets to assess the cash bonus opportunity for each named executive officer:

Achievement Level	Total Revenue	Adjusted EBITDA(1)	Corresponding Payout as % of Target (for each metric)
Threshold	$112,000,000	$22,000,000	50%
Target	$125,000,000	$26,000,000	100%
Maximum	$138,000,000	$30,000,000	200%
(1) Adjusted EBITDA is a non-GAAP financial measure that the Company uses to measure its performance. See the Company’s current report on Form 8-K furnished with the SEC on March 6, 2025, for information about how the Company calculates adjusted EBITDA.

In determining the targets and payouts under the annual cash bonus plan, the Compensation Committee identified performance criteria it views as the most applicable measures of Company performance and set targets that it believes provided appropriate incentives for the named executive officers with respect to 2024 objectives.

Based on actual performance for fiscal year 2024, the Company achieved $119,792,000 in Total Revenue and $22,534,000 in Adjusted EBITDA. Therefore, our named executive officers were eligible for a payout between 50% and 100% of target, as they had exceeded the threshold achievement level but were short of the target achievement level for each performance metric. Accordingly, the Compensation Committee determined that our named executive officers had earned and would be paid the following cash bonuses under our annual cash bonus plan for fiscal year 2024, which were paid in fiscal year 2025:

Named Executive Officer	Fiscal Year 2024 Cash Bonus Opportunity (as a % of Base Salary)	Fiscal Year 2024 Target Bonus Opportunity	Fiscal 2024 Bonus Payment Paid in Fiscal 2025 (as a percentage of Base Salary)	Fiscal Year 2024 Bonus Payment Paid in Fiscal Year 2025	Fiscal Year 2024 Bonus Payment (as a percentage of target)
Patrick Goepel	100%	$450,000	67%	$302,400	67%
Eyal Goldstein	80%	$340,000	54%	$228,480	67%
John Pence	70%	$269,500	47%	$181,104	67%

EQUITY COMPENSATION

For fiscal year 2024, the equity compensation issued to each of our named executive officers consisted of an equal mix of RSUs, which vest in equal annual installments over a three-year period, and PSUs, which amount settles based on the achievement of certain performance measures described below and subsequently vest over a three-year period. The Compensation Committee believes that providing a substantial amount of compensation in the form of equity, with a mix of RSUs and PSUs, appropriately aligns the interests of our named executive officers with stockholders.

The Compensation Committee believes that time-based RSUs vesting over a three-year period support retention of our named executive officers and focuses them on the Company’s long-term success. For fiscal year 2024, the Compensation Committee determined that our named executive officers would be granted the following RSUs under the 2018 Plan as of January 1, 2024 (the “Grant Date”):

Named Executive Officer	Fair Value of Award(1)	Number of Shares Granted(2)
Patrick Goepel	$632,800	70,000
Eyal Goldstein	$497,200	55,000
John Pence	$361,600	40,000
(1) The fair value of each award was determined by multiplying the number of shares granted by the closing price of our common stock on the Grant Date.
(2) Vest one-third on each anniversary of the Grant Date subject to continued service through each applicable vesting date.
The Compensation Committee includes PSUs in its compensation structure as an emphasis on pay for performance. Named executive officers receive a target grant of PSUs which settle in RSUs based on the achievement of corporate goals, similar to the Annual Bonus Plan. Following settlement, the PSUs vest over a three-year period.

For fiscal year 2024, the Compensation Committee granted PSUs that convert into RSUs between 0% and 200% as of January 1, 2024 (the “Grant Date”). The Compensation Committee established the corporate performance measures set forth in the table below based 50% upon Recurring Revenue and 50% upon Non-GAAP Gross Profit targets to determine the conversion rate of granted PSUs. The Compensation Committee believes that achievement of Recurring Revenue and Non-GAAP Gross Profit targets are important indicators of Company performance and that prioritizing these measures supports our long-term success.

Achievement Level	Recurring Revenue	Non-GAAP Gross Profit(1)	Corresponding Payout as % of Target (for each metric)
Threshold	$111,000,000	$82,000,000	50%
Target	$124,000,000	$94,000,000	100%
Maximum	$132,000,000	$106,000,000	200%
(1) Non-GAAP Gross Profit is a non-GAAP financial measure that the Company uses to measure its performance. See the Company’s current report on Form 8-K furnished with the SEC on March 6, 2025, for information about how the Company calculates non-GAAP Gross Profit.

In selecting these target amounts, the Compensation Committee sought to motivate our named executive officers without encouraging undue risk taking. Based on actual performance for fiscal year 2024, the Company achieved $114,471,000 in Recurring Revenue and $88,160,000 in Non-GAAP Gross Profit. Therefore, our named executive officers were eligible for a payout between 50% and 100% of target, as they had exceeded the threshold achievement level but were short of the target achievement level for each performance metric. Accordingly, the Compensation Committee determined that the PSUs granted to our named executive officers would convert to the following amounts of RSUs, which were paid on March 6. 2025 (the “Final Payment Date”):

Named Executive Officer	Fair Value of Target Award(1)	Target Number of Shares Granted	Fair Value of Paid Award(1)	Paid Number of Shares Granted(2)	Fiscal Year 2024 PSUs Paid (as a percentage of target)
Patrick Goepel	$632,800	70,000	$439,959	48,668	70%
Eyal Goldstein	$497,200	55,000	$345,681	38,239	70%
John Pence	$361,600	40,000	$251,402	27,810	70%
(1) The fair value of each award was determined by multiplying the number of shares granted by the closing price of our common stock on the Grant Date.
(2) Vest one-third on the Final Payment Date and the second and third anniversaries of the Grant Date subject to continued service through each applicable vesting date.

Policies and Practices Related to the Grant of Certain Equity Awards

Neither the Board nor the Compensation Committee takes material nonpublic information into account when determining the timing or terms of equity awards, including with respect to options, nor do we time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. Although we do not have a formal policy with respect to the timing of our equity award grants, the Compensation Committee has generally granted such awards once a year to directors and executive officers. In addition to the annual grants of equity awards, equity awards may be granted at other times during the year to newly hired or promoted employees, and in other special circumstances. In 2024, we did not grant any stock options, stock appreciation rights, or similar option-like instruments.

OTHER ELEMENTS OF COMPENSATION

Retirement Savings and Health and Welfare Benefits

We maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. In February 2025, the Compensation Committee approved a discretionary Profit Sharing Contribution for 2025 of $21,000 per executive officer to be funded consistent with the Company’s standard 401(k) non-elective safe harbor contribution. In addition, all of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits; medical and dependent care flexible spending accounts; short-term and long-term disability insurance; and life and AD&D insurance.

Perquisites, Tax Gross-Ups and Other Personal Benefits

Except as provided in the Summary Compensation Table under “All Other Compensation,” we do not provide perquisites, tax gross-ups or other personal benefits to our named executive officers.

SUMMARY COMPENSATION TABLE

The following table shows the compensation awarded or paid to, or earned by, our Chief Executive Officer and our two most highly compensated executive officers serving in such capacity on December 31, 2024. We refer to these employees collectively as our “named executive officers.”

Name and Principal Position	Year	Salary(4)	Bonus(1)	Stock Awards(2)	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation(3)	Total(4)
Patrick Goepel	2024	$450,000	$302,400	$1,072,759	$—	$—	$31,050	$1,856,209
Chief Executive Officer	2023	$425,000	$816,000	$1,361,815	$—	$—	$29,700	$2,632,515

Eyal Goldstein	2024	$425,000	$228,480	$842,881	$—	$—	$86,110	$1,582,471
Chief Revenue Officer	2023	$400,000	$614,400	$1,225,634	$—	$—	$80,340	$2,320,374

John Pence	2024	$385,000	$181,104	$613,002	$—	$—	$31,050	$1,210,156
Chief Financial Officer	2023	$370,000	$497,280	$817,089	$—	$—	$29,700	$1,714,069
(1) Constitutes annual performance-based bonuses paid to the named executive officer pursuant to the Company’s performance-based cash bonus program in which each of our named executive officers participates and includes amounts earned in 2023 but paid in 2024 and earned in 2024 but paid in 2025.
(2) The amounts reported in this column represent the aggregate value of the restricted stock units and performance stock units based on their grant date fair value, as determined in accordance with the share-based     payment accounting guidance under ASC 718. Refer to Note 9, “Stockholders’ Equity,” in the Notes to the Consolidated Financial Statements appearing in our annual report on Form 10-K filed on March 6, 2025 for the relevant assumptions used to determine the valuation of our stock awards.
(3) Amounts in this column include the dollar value of any non-elective safe harbor contributions made by the Company to the 401(k) account of the named executive officer during the calendar year, a discretionary profit sharing contribution per executive officer earned in the year reported, but paid in the following year and living expenses for Mr. Goldstein’s apartment in Austin, Texas of approximately $55,000 and $51,000 during calendar years 2024 and 2023, respectively.
(4) Reflects a reduction of $750 to correct a scrivener’s error from prior reported amounts.

OUTSTANDING EQUITY AWARDS AT YEAR END TABLE

The following table sets forth information concerning unexercised options and stock awards for each of the named executive officers listed in the Summary Compensation Table, outstanding as of December 31, 2024:

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
Patrick Goepel	6/30/2020(1)	150,000	—	$6.43	6/30/2025
	5/13/2021(2)	60,000	—	$7.86	5/13/2026
	3/16/2022(4)	82,501	7,499	$6.74	3/16/2027
	1/1/2023(5)	—	—	$—		20,832	$196,029
	1/1/2023(6)	—	—	$—		66,666	$627,327
	1/1/2024(7)	—	—	$—		70,000	$658,700
	1/1/2024(8)	—	—	$—		48,668	$457,966

Eyal Goldstein	6/30/2020(1)	60,000	—	$6.43	6/30/2025
	5/13/2021(2)	60,000	—	$7.86	5/13/2026
	12/27/2021(3)	100,000	—	$7.72	12/27/2026
	3/16/2022(4)	36,667	3,333	$6.74	3/16/2027
	1/1/2023(5)	—	—	$—		18,750	$176,438
	1/1/2023(6)	—	—	$—		60,000	$564,600
	1/1/2024(7)	—	—	$—		55,000	$517,550
	1/1/2024(8)	—	—	$—		38,239	$359,829

John Pence	11/10/2020(1)	75,000	—	$6.95	11/10/2025
	5/13/2021(2)	60,000	—	$7.86	5/13/2026
	3/16/2022(4)	55,001	4,999	$6.74	3/16/2027
	1/1/2023(5)	—	—	$—		12,500	$117,625
	1/1/2023(6)	—	—	$—		40,000	$376,400
	1/1/2024(7)	—	—	$—		40,000	$376,400
	1/1/2024(8)	—	—	$—		27,810	$261,692

(1) Option vests and becomes exercisable in respect of 33% of the shares underlying the option on the first anniversary of the grant date and in respect of 2.78% of the shares underlying the option monthly thereafter, in each case, subject to the executive’s continued service to the Company through the applicable vesting date.
(2) Represents grant of non-qualified stock options issued to Mr. Goepel, Mr. Goldstein, and Mr. Pence on May 13, 2021, which non-qualified stock options vest 33% on the first anniversary of the grant date and the remaining shares vest over a period of two years in equal quarterly installments, with the last such vesting date being the third anniversary of the grant date.
(3) Represents grant of non-qualified stock options issued to Mr. Goldstein on December 27, 2021, which non-qualified stock options vest 33% on the first anniversary of the grant date and the remaining shares vest over a period of two years in equal quarterly installments, with the last such vesting date being the third anniversary of the grant date.
(4) Represents grant of non-qualified stock options issued to Mr. Goepel, Mr. Goldstein, and Mr. Pence on March 16, 2022, which non-qualified stock options vest 33% on the first anniversary of the grant date and the remaining shares vest over a period of two years in equal monthly installments, with the last such vesting date being the third anniversary of the grant date.
(5) Represents grant of restricted stock units that vest 33% on the first anniversary of the grant date and the remaining shares vest over a period of two years in equal quarterly installments, with the last such vesting date being the third anniversary of the grant date. The market value of the restricted stock units reported in these columns is based on the closing market price of our stock on December 31, 2024, which was $9.41.
(6) Represents grant of performance stock units, which were paid in restricted stock units at a conversion rate of 1 performance stock unit equals 2 restricted stock units. The restricted stock units will vest 1/3 on the conversion date, 1/3 vest on January 2, 2025, and the remaining 1/3 vest on January 2, 2026. The market value of the restricted stock units reported in these columns is based on the closing market price of our stock on December 31, 2024, which was $9.41.
(7) Represents grant of restricted stock units that vest 33% on the first anniversary of the grant date and the remaining shares vest over a period of two years in equal quarterly installments, with the last such vesting date being the third anniversary of the grant date. The market value of the restricted stock units reported in these columns is based on the closing market price of our stock on December 31, 2024, which was $9.41.
(8) Represents grant of performance stock units, which were paid in restricted stock units at a conversion rate of 1 performance stock unit equals 0.69525 restricted stock units. The restricted stock units will vest 1/3 on the conversion date, 1/3 vest on January 2, 2026, and the remaining 1/3 vest on January 2, 2027. The market value of the restricted stock units reported in these columns is based on the closing market price of our stock on December 31, 2024, which was $9.41.

EXECUTIVE COMPENSATION ARRANGEMENTS

We are party to an offer letter with each of our named executive officers, other than Mr. Goepel, pursuant to which we require our named executive officers to enter into our standard confidentiality agreement and establish the named executive officer’s initial base salary, discretionary bonus eligibility and benefit entitlements.

We entered into an amended and restated employment agreement with Mr. Goepel in August 2011. Under the employment agreement, we provided for Mr. Goepel to be paid an annual base salary, to be eligible to receive a discretionary annual bonus, for certain benefit entitlements and for an initial equity award grant in the form of a stock option. Under the employment agreement, in the event Mr. Goepel’s employment is terminated by us for other than cause, he is entitled to receive six months of base salary.

In December 2017, our Compensation Committee adopted the Company’s Executive Change in Control Severance Plan (the “CIC Plan”). Under the CIC Plan, in the event we terminate the employment of a named executive officer without cause or a named executive officer resigns for good reason, in each case, during the twelve month period commencing on a change in control (or within 90 days prior to the change in control if such termination is at the request of the third party effecting the change in control), the Company will (i) continue to pay the named executive officer his or her base salary for 12 months, (ii) a pro-rated target bonus, (iii) continued health care coverage for up to 12 months, (iv) full accelerated vesting of all outstanding equity awards and (v) each option shall remain exercisable for its full term. Any such severance benefits are subject to the named executive officer providing the Company a general release of claims. Severance payable to Mr. Goepel under the CIC Plan will be reduced by any severance paid in connection with his amended and restated employment agreement.

PAY VERSUS PERFORMANCE DISCLOSURE

The following table presents, for each of the three most recent years:

◦total compensation, as calculated in the Summary Compensation Table (“SCT”), for our CEO (“Principal Executive Officer” or “PEO”) and an average for our other Named Executive Officers (“Non-PEO NEOs”);

◦compensation actually paid (“CAP”) to the PEO and Non-PEO NEOs, an SEC prescribed calculation which adjusts total compensation for the items described below and which does not equate to realized compensation;

◦our cumulative total shareholder return since the last trading day before the earliest year presented; and
◦our net income.

Pay Versus Performance Table

Included in the table below is the annual compensation paid to our executives and our financial performance for each of the three previous years.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(3)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(2)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(3)	Value of Initial Fixed $100 Investment Based On: Total Shareholder Return(4)	Net Loss (in thousands)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2024	$1,856,209	$1,867,436	$1,396,313	$1,394,213	$120.18	$(11,773)
2023	$2,632,515	$3,548,853	$2,017,222	$2,764,409	$121.58	$(9,214)
2022	$1,066,868	$1,339,783	$901,269	$1,196,313	$119.28	$(14,466)

(1)For the years 2024, 2023 and 2022, this is the total compensation, as disclosed in the Summary Compensation Table above, for Mr. Goepel, our Principal Executive Officer (“PEO”).
(2)For the years 2024, 2023 and 2022, this is the average total compensation, as disclosed in the Summary Compensation Table above, for Mr. Goldstein and Mr. Pence, our non-PEO Named Executive Officers.
(3)Compensation Actually Paid is the Summary Compensation Table total for the PEO (column (b) above) and Average Summary Compensation Table total for the Non-PEO NEOs (column (d) above), as applicable, with the following adjustments to the value of equity adjusted as follows pursuant to Item 402(v)(2)(iii)(C) of Regulations S-K:

	2024	2023	2022	2024	2023	2022
				Non-PEO	Non-PEO	Non-PEO
	PEO	PEO	PEO	(Average)	(Average)	(Average)
SCT Total Compensation	$1,856,209	$2,632,515	$1,066,868	$1,396,313	$2,017,222	$901,269
Subtract: Grant date fair value of equity awards granted during the covered year	(1,072,759)	(1,361,815)	(263,218)	(727,941)	(1,021,361)	(146,232)
Add: Fair value as of end of covered year of equity awards granted during covered year that were outstanding and unvested as of end of covered year	1,116,666	1,428,000	345,674	757,736	1,071,000	192,042
Add: Change in fair value from end of prior year to end of current year for equity awards granted in prior years that were outstanding and unvested at end of current year	(15,090)	6,982	8,862	(10,255)	8,384	(1,561)
Add: Fair value as of vesting date of equity awards that were granted and vested in same year	—	—	—	—	—	—
Add: Change in fair value from end of prior year to vesting date of equity awards granted in prior years that vested in covered year	(17,590)	843,171	181,597	(21,640)	689,164	250,795
Subtract: Fair value at end of prior year of equity awards granted in prior years that failed to vest (forfeited) in covered year	—	—	—	—	—	—
Add: Dollar amount of dividends or other earnings paid on equity awards in covered year prior to vesting date that are not included in total compensation for covered year	—	—	—	—	—	—
Compensation Actually Paid	$1,867,436	$3,548,853	$1,339,783	$1,394,213	$2,764,409	$1,196,313
(4)The value is based on a fixed investment of one hundred dollars in our common stock measured from the market close on December 31, 2021 (the last trading day of 2021) through and including the end of the fiscal year for each year reported in the table.

Analysis of the Information Presented in the Pay Versus Performance Table

Our board and Compensation Committee generally seek to align the interests of stockholders with our named executive officers by incentivizing long-term performance and through the use of short-term cash incentives. Therefore, we do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year and the Compensation Committee did not consider this information in making its executive compensation decisions. Instead our executives were paid in the years presented above based on the achievement of annual corporate goals, which are focused on driving recurring revenue and adjusted EBITDA generation. Adjusted EBITDA is a non-GAAP financial metric to encourage activities that support long-term performance of total stockholder return, our executives are compensated at least annually with service-based restricted stock units or stock options to ensure that their interests are aligned with those of our stockholders. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Net Income (Loss)

The Company does not look to net (loss) income as a performance measure for its executive compensation program and instead looks at other financial metrics, such as recurring revenue and adjusted EBITDA (which is a non-GAAP number) to evaluate the Company’s performance. From 2022 to 2024 the Company went from having net loss of $14,466,000 in 2022, to a net loss of $9,214,000 in 2023, and to a net loss of $11,773,000 in 2024. Compensation actually paid for both our PEO and non-PEO NEOs increased from 2022 to 2023 and decreased from 2023 to 2024, but overall increased from 2022 to 2024. The changes in compensation actually paid to our named executive officers from 2022 to 2024 generally reflects cash bonuses and performance-based equity granted for the achievement of annual corporate and strategic objectives. The differences in compensation actually paid to our named executive officers compared to the summary compensation table primarily reflects the changes in the value of our common stock as compared to the grant date fair value of their equity awards.

Compensation Actually Paid and Cumulative TSR

We utilize several performance measures to align executive compensation with the Company’s performance, but historically have not used financial performance measures such as total shareholder return. As described under the Narrative to Summary Compensation Table section of this Proxy Statement, part of the compensation our NEOs are eligible to receive consists of annual performance-based cash bonuses and equity awards that are designed to provide appropriate incentives to our executives to achieve defined annual corporate goals. The Board believes that the key performance measurements are recurring revenue growth and adjusted EBITDA generation and we align our performance metrics and payment of incentives to our NEOs based on these metrics, which the Company believes are the primary drivers that would impact the Company’s enterprise valuation and therefore, ultimately, total stockholder return.

ITEM 6 - ADVISORY VOTE ON FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act, and the related rules of the SEC, we are providing stockholders the opportunity to indicate, on an advisory basis, whether future advisory votes on the compensation of our named executive officers of the nature reflected in Item 5 above should occur every one year, every two years or every three years.

Our board believes that a frequency of “every three years” for the advisory vote on executive compensation is the optimal interval for conducting and responding to a “say on pay” vote. Stockholders who have concerns about executive compensation during the interval between “say on pay” votes are welcome to bring their specific concerns to the attention of our board by making a written request addressed to the Chairman of the Board at the address appearing on the first page of this Supplement.

Although our board recommends holding an advisory vote on executive compensation every three years, stockholders have the option to specify one of four choices for this matter on the revised proxy card: every one year, every two years, every three years or abstain. Currently, stockholders are able to provide an advisory vote on executive compensation every year. Stockholders are not voting to approve or disapprove of our board’s recommendation. Although this advisory vote on the Say on Pay Frequency Proposal is not binding on our company or our board of directors, our board and our Compensation Committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

The Board of Directors unanimously recommends that you vote for the option of “3 YEARS” for the frequency of future advisory votes on executive compensation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the amount of our common stock beneficially owned as of April 7, 2025, by each person who is known by us to beneficially own more than five percent of our common stock, each of our directors, director nominees, and named executive officers, and all directors and executive officers as a group.

	Shares Beneficially Owned(1)(2)
Name of Beneficial Owner	Number		Percent
Private Capital Management, LLC	4,248,231	(3)	15.6%
Needham Investment Management LLC	2,482,500	(4)	9.1%
Janus Henderson Group PLC	1,711,437	(5)	6.3%
BlackRock, Inc.	1,456,025	(6)	5.4%
Patrick Goepel	1,371,556	(7)	5.0%
Eyal Goldstein	394,649	(8)	1.4%
John Pence	301,178	(9)	1.1%
Daniel Gill	133,165	(10)	*
W. Carl Drew	71,165	(11)	*
Benjamin Allen	55,645	(12)	*
Bradford Oberwager	40,021	(13)	*
Grace Lee	30,215	(14)	*
Bjorn Reynolds	29,275	(15)	*
All directors and executive officers as a group (9 persons)	2,426,869		8.7%

*    Indicates ownership of less than 1% of the total outstanding shares

(1)Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Exchange Act. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below. Amounts shown include shares of our common stock issuable upon exercise of outstanding options and restricted stock units that vest within 60 days after April 7, 2025.
(2)Except for the percentages of certain parties that are based on presently exercisable options which are indicated in the footnotes to the table, the percentages indicated are based on 27,153,341 shares of our common stock issued and outstanding on April 7, 2025. In the case of parties holding presently exercisable options, the percentage ownership is calculated on the assumption that the shares presently held or purchasable within the next 60 days underlying such options are outstanding.
(3)Pursuant to Schedule 13G (Amendment No. 5) filed with the SEC on February 5, 2024, Private Capital Management, LLC holds sole voting and dispositive power over 1,791,145 shares and shared voting and dispositive power over 2,457,086 shares as of December 31, 2023. The principal business address of the reporting person is 8889 Pelican Bay Boulevard, Suite 500, Naples, Florida 34108.
(4)Pursuant to Schedule 13G (Amendment No. 1) filed with the SEC on November 13, 2024, Needham Investment Management, LLC holds shared voting and dispositive power over 2,482,500 shares as of September 30, 2024. The principal business address of the reporting person is 250 Park Avenue, 10th Floor, New York, New York 10117.
(5)Pursuant to Schedule 13G (Amendment No.1) filed with the SEC on February 14, 2025, Janus Henderson Group, PLC holds shared voting and dispositive power over 1,711,437 shares as of December 31, 2024. The principal address of the reporting person is 201 Bishopsgate, EC2M 3AE, United Kingdom.
(6)Pursuant to Schedule 13G filed with the SEC on January 29, 2024, BlackRock, Inc. holds sole voting power over 1,430,673 shares and sole dispositive power over 1,456,025 shares as of December 31, 2023. The principal business address of the reporting person is 50 Hudson Yards, New York, New York 10001.
(7)Consists of 1,071,556 shares held directly by Mr. Goepel and 300,000 shares issuable upon vesting of restricted stock units and exercise of options exercisable within 60 days of April 7, 2025.
(8)Consists of 178,508 shares held directly by Mr. Goldstein and 216,141 shares issuable upon vesting of restricted stock units and exercise of options exercisable within 60 days of April 7, 2025.
(9)Consists of 106,178 shares held directly by Mr. Pence and 195,000 shares issuable upon vesting of restricted stock units and exercise of options exercisable within 60 days of April 7, 2025.
(10)Consists of 128,165 shares held directly by Mr. Gill or through his revocable trust, as well as 5,000 shares issuable upon the exercise of options exercisable within 60 days of April 7, 2025.
(11)Consists of 71,165 shares held directly by Mr. Drew as of April 7, 2025.
(12)Consists of 40,645 shares held directly by Mr. Allen and 15,000 shares issuable upon the exercise of options exercisable within 60 days of April 7, 2025.

(13)Consists of 38,089 shares held directly by Mr. Oberwager and 1,932 shares issuable upon exercise of options exercisable within 60 days of April 7, 2025.
(14)Consists of 25,215 shares held directly by Ms. Lee and 5,000 shares issuable upon the exercise of options exercisable within 60 days of April 7, 2025.
(15)Consists of 23,444 shares held directly by Mr. Reynolds and 5,831 shares issuable upon the exercise of options exercisable within 60 days of April 7, 2025.

APPROVAL OF TRANSACTIONS WITH RELATED PERSONS

The board of directors reviews all transactions involving the Company in which any of our directors, director nominees, significant stockholders and executive officers and their immediate family members are participants to determine whether such person has a direct or indirect material interest in the transaction. No directors or officers were involved in a transaction that exceeded $120,000. All directors, director nominees and executive officers must notify us of any proposed transaction involving us in which such person has a direct or indirect material interest. Such proposed transaction is then reviewed by either the Audit Committee or a special committee of independent directors, which determines whether or not to approve the transaction. After such review, the reviewing body approves the transaction only if it determines that the transaction is in, or not inconsistent with, the best interests of the Company and its stockholders. Review and approval of such transactions fall under Section D(2) of the Company’s Audit Committee Charter.

OTHER MATTERS

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires the Company’s officers, directors and persons who beneficially own more than 10% of the Company’s common stock (“10% Stockholders”) to file reports of ownership and changes in ownership with the SEC and Nasdaq. Such officers, directors, and 10% Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file. Based solely upon information provided to the Company by individual officers, directors, and 10% Stockholders, Asure believes that all of these filing requirements were satisfied by the Company’s officers, directors, and 10% Stockholders in calendar year 2024.

STOCKHOLDER PROPOSALS

A stockholder seeking to include a proposal in our proxy statement and form of proxy card for the 2026 Annual Meeting must submit such proposal to us by December 31, 2025. Stockholder proposals for inclusion in our proxy statement must comply with SEC Rule 14a-8 and should be addressed to: Corporate Secretary, Asure Software, Inc., 405 Colorado Street, Suite 1800, Austin, Texas 78701. If the date of the 2026 Annual Meeting is changed by more than 30 days from the date of the 2025 Annual Meeting, then the deadline for inclusion of proposals in our proxy statement is a reasonable time before we begin to print and mail our proxy materials.

A stockholder may also nominate a director or bring other business before the stockholders at the 2026 Annual Meeting but must comply with the advance notice procedures in our Bylaws. In general, the Bylaws require written notice of any stockholder proposals for other business or director nominations to be delivered or mailed to and received by the Secretary at our principal executive offices at 405 Colorado Street, Suite 1800, Austin, Texas 78701 between March 4, 2026 and April 3, 2026, and the written notice must contain the specific information required in our Bylaws. If the date of the 2026 Annual Meeting changes by more than 30 days from the anniversary date of the 2024 Annual Meeting, the written notice must be received by us no later than the close of business on the 10th day following the earlier of the date on which we first mail notice of the date of the 2026 Annual Meeting or otherwise make public disclosure of the date. Proposals for director nominees and other business submitted through this process will not be included in our proxy materials sent to stockholders prior to the meeting.

Under our Bylaws, the stockholder’s notice of a director nomination must set forth, among other things, (a) as to each person whom the stockholder proposes to nominate for election as director, all information relating to the person that would be required to be disclosed in solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, including such person’s written consent to being named as a nominee and to serve as a director if elected; (b) as to the stockholder giving notice, the name and address of the person as they appear on our books and the class and number of shares beneficially owned and owned of record by the person; and (c) as to the beneficial owner, if any, on whose behalf the nomination is made, the name and address of the person and the class and number of share beneficially owned by the person.

Under our Bylaws, the stockholder’s notice of a proposal for other business must set forth (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on our books, of the stockholder proposing the business and the name and address of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class and number of our shares of our common stock that are owned beneficially and of record by the stockholder and by the beneficial owner, if any, on whose behalf the proposal is being made; and (iv) any material interest of the stockholder of record and the beneficial owner, if any, on whose behalf the proposal is made in such business.

The above summary of our Bylaws is qualified in its entirety by reference to the full text of our Bylaws. In addition to the notice and information requirements contained in our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 3, 2026 (the 60th day prior to the first anniversary of the annual meeting for the preceding year’s annual meeting); except that, if the date of the 2026 Annual Meeting has changed by more than 30 days from the previous year, then such notice must be provided by the later of 60 days prior to the date of the annual meeting or the 10th day following the day on which public announcement of the date of the 2026 Annual Meeting is first made.

PROXY SOLICITATION AND COSTS

The enclosed proxy is being solicited by the board of directors of the Company. We will bear the entire cost of solicitation of proxies on behalf of the Company, including preparation, assembly, printing and mailing of this proxy statement, the enclosed proxy card, and the enclosed annual report for fiscal year 2024. We will reimburse banks, brokers, and other custodians, nominees, and fiduciaries for their costs of sending the proxy soliciting material to our beneficial owners. Our officers, directors and other regular employees may, without additional compensation, solicit consents personally or by facsimile, telephone, e-mail, or special letter.

HOUSEHOLDING

Some banks, brokers and other record holders engage in the practice of “householding” proxy statements and annual reports. “Householding” is the term used to describe the practice of delivering a single set of proxy statements and annual reports to any household at which two or more stockholders reside if a company reasonably believes the stockholders are members of the same family. This procedure reduces the volume of duplicate information stockholders receive and also reduces a company’s printing and mailing costs. We will promptly deliver an additional copy of either document to any stockholder who writes or calls us at the following address or phone number: Investor Relations, Asure Software, Inc., 405 Colorado Street, Suite 1800, Austin, Texas 78701, (512) 859-3562. Stockholders may also use the above contact information for requests from (i) individual stockholders in households currently receiving a single copy of annual reports and proxy statements who wish to receive separate copies in the future and (ii) two or more stockholders in households receiving multiple copies of annual reports and proxy statements who wish to receive a single copy of annual reports and proxy statements in the future.

THIRD AMENDED AND RESTATED RIGHTS AGREEMENT

The Company entered into the Third Amended Rights Agreement to protect the Company’s ability to carry forward its NOLs and is seeking stockholder approval to enter into the Fourth Amended Rights Agreement. The Third Amended Rights Agreement is designed to assist in limiting the number of 5% or more beneficial owners and thus reduce the risk of a possible “change of ownership” under Section 382 of the Code. Any such “change of ownership” under these rules would limit or eliminate our ability to use our existing NOLs for federal income tax purposes. The Third Amended Rights Agreement was not adopted as an anti-takeover measure. The Third Amended Rights Agreement expires on October 28, 2025. The Board has recommended that the stockholders approve a Fourth Amended and Restated Rights Agreement to extend the final expiration date to October 28, 2028, in order to further protect the continued use of our NOLs. For more information, see Item 3 - Approval of the Fourth Amended and Restated Rights Agreement.

As of December 31, 2024, we had federal net operating loss carryforwards of approximately $46.6 million and research and development credit carryforwards of approximately $3.6 million, which will expire in varying amounts in years 2025 through 2044.

The Rights imposes a significant penalty upon any person or group that acquires 4.9% or more (but less than 50%) of the Company’s then-outstanding common stock. A person or group that acquires shares of the Company’s common stock in excess of the above-mentioned applicable threshold, subject to certain limited exceptions, is called an “Acquiring Person.” However, a person will not be an “Acquiring Person” if our board of directors determines that such person who would otherwise be an “Acquiring Person,” has become such inadvertently and such person divests as promptly as practicable (as our board of directors determines) a sufficient number of shares of common stock so that such person would no longer be an Acquiring Person. Our board may, in its sole discretion, exempt any person or group from being deemed an Acquiring Person for purposes of the Third Amended Rights Agreement if it determines the acquisition by such person or group will not jeopardize our NOLs or other tax benefits or is otherwise in the Company’s best interest.

To assist us in preserving our ability to preserve the use of our NOLs, we ask that stockholders who are approaching beneficial ownership of 5.0% to contact us at Asure Software, Inc., c/o Secretary, 405 Colorado Street, Suite 1800, Austin, Texas 78701, (512) 859-3562.

ANNUAL REPORT ON FORM 10-K

We will provide to any stockholder without charge a copy of our 2024 annual report on Form 10-K upon written request to our Secretary at Asure Software, Inc., 405 Colorado Street, Suite 1800, Austin, Texas 78701. Our annual report booklet and this proxy statement are also available online at https://investor.asuresoftware.com/financial-information.

OTHER BUSINESS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the Annual Meeting other than the items referred to in this proxy statement. If any other matter is properly brought before the Annual Meeting for action by stockholders, proxies will be voted in accordance with the recommendation of the board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

By order of the Board of Directors,

/s/ PATRICK GOEPEL

Patrick Goepel
Chief Executive Officer
Austin, Texas

APPENDIX A

ASURE SOFTWARE, INC. FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT Dated effective October 28, 2025

APPENDIX A
FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT

This FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT (this “Agreement”) is dated effective as of October 28, 2025, by and between Asure Software, Inc., a Delaware corporation (f/k/a Forgent Networks, Inc.) (the “Company”), and Equiniti Trust Company LLC, a New York limited liability trust company (the “Rights Agent”).

RECITALS

1.The Company has experienced substantial operating losses in previous years, and under the Internal Revenue Code of 1986, as amended (the “Code”), and rules promulgated by the Internal Revenue Service, the Company may “carry forward” its net operating losses (the “NOLs”) in certain circumstances to offset current and future earnings, and thus reduce its federal income tax liability (subject to certain requirements and restrictions).

2.If the Company experiences an “ownership change,” as defined in Section 382 of the Code, its ability to use its NOLs could be substantially limited or lost altogether.

3.The Company believes that its NOLs are a substantial asset of the Company and that it is in the best interest of the Company and its stockholders that the Company provide for the protection of the Company’s NOLs on the terms and conditions set forth in this Agreement.

4.The Company entered into a Rights Agreement with the Rights Agent on December 19, 2005 (the “Prior Rights Agreement”).

5.Effective as of December 15, 2005, (the “Rights Dividend Declaration Date”), the Board of Directors of the Company authorized and declared a dividend of one Preferred Share purchase right (a “Prior Right”) for each Common Share (as hereinafter defined) of the Company outstanding as of the Close of Business (as hereinafter defined) on December 31, 2005.

6.Effective as of October 28, 2009 (the “Record Date”), the Board of Directors of the Company approved modifications to the terms and conditions of the Prior Right (as modified, the “Right”) and entered into an Amended and Restated Rights Agreement (the “Amended Rights Agreement”) with the Rights Agent in accordance with the rights, preferences and privileges set forth in the form of Amended and Restated Certificate of Designation of Rights, Preferences and Privileges of Series A Junior Participating Preferred Stock attached to this Agreement as Exhibit A subject to the terms and subject to the conditions set forth in this Agreement.

7.On April 17, 2019, the Board of Directors of the Company amended the Amended Rights Agreement to extend its Expiration Date to October 28, 2022 and entered into a Second Amended and Restated Rights Agreement with the Rights Agent (the “Second Amended Rights Agreement”). The stockholders approved the Second Amended and Restated Rights Agreement on May 29, 2019.

8.Effective as of October 28, 2022, the of Directors of the Company amended the Second Amended Rights Agreement to extend its Expiration Date to October 28, 2025 and entered into a Third Amended and Restated Rights Agreement with the Rights Agent (the “Third Amended Rights Agreement”). The stockholders approved the Third Amended and Restated Rights Agreement on May 31, 2022.

APPENDIX A
8.The Company now desires to amend and restate the Third Amended Rights Agreement to extend the Expiration Date to be effective, subject to the approval of the stockholders, on October 28, 2025, as more fully set forth in this Agreement.

9.Each Right represents the right to purchase one one-thousandth (1/1000) of a share of Series A Junior Participating Preferred Stock (as such number may be adjusted pursuant to the provisions of this Agreement). The Board of Directors of the Company further authorized and directed the issuance of one Right (as such number may be adjusted pursuant to the provisions of this Agreement) with respect to each Common Share that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined), and in certain circumstances after the Distribution Date.

APPENDIX A

AGREEMENT

NOW, THEREFORE, in consideration of the promises and the mutual agreements set forth in this Agreement, the parties hereby agree as follows:

SECTION 1. CERTAIN DEFINITIONS. For purposes of this Agreement, the following terms have the meanings indicated:

a.“Adjustment Shares” shall have the meaning set forth in Section 11(a) of this Agreement.

b.“Acquiring Person” shall mean any Person (other than the Company, any Related Person or any Exempt Person) who, itself or together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 4.9% or more of the Common Shares then outstanding; and provided, however, that (i) if, as of the Record Date, any Person is the Beneficial Owner of 4.9% or more of the outstanding Common Shares, such Person shall not be deemed to be an Acquiring Person unless and until such time as (A) such Person or Affiliate or Associate of such Person thereafter becomes the Beneficial Owner of additional Common Shares representing one-half of 1% or more of the then outstanding Common Shares, other than as a result of a stock dividend, stock split or similar transaction effected by the Company in which all holders of Common Shares are treated substantially equally, or (B) any other Person who is the Beneficial Owner of Common Shares thereafter becomes an Affiliate or Associate of such Person; provided that the foregoing exclusion shall cease to apply with respect to any Person at such time as such Person, together with all Affiliates and Associates of such Person, ceases to Beneficially Own 4.9% or more of the then outstanding Common Shares, and (ii) a Person will not be deemed to have become an Acquiring Person solely as a result of an acquisition of Common Shares by the Company which reduces the number of Common Shares outstanding unless and until such time as (A) such Person or any Affiliate or Associate of such Person thereafter becomes the Beneficial Owner of additional Common Shares, other than as a result of a stock dividend, stock split or similar transaction effected by the Company in which all holders of Common Shares are treated substantially equally, or (B) any other Person who is the Beneficial Owner of Common Shares thereafter becomes an Affiliate or Associate of such Person. Notwithstanding the foregoing, if the Board determines that a Person who would otherwise be an “Acquiring Person” as defined pursuant to the foregoing provisions of this Section 1(b) (i) has become such inadvertently (including, without limitation, because (A) such Person was unaware that it Beneficially Owned a percentage of Common Shares that would otherwise cause such Person to be an Acquiring Person or (B) such Person was aware of the extent of its Beneficial Ownership of Common Shares but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement), and such Person divests as promptly as practicable (as determined by the Board) a sufficient number of Common Shares so that such Person would no longer be an “Acquiring Person” as defined pursuant to the foregoing provisions of this Section 1(b), or (ii) but characterizing such Person as an “Acquiring Person” would adversely impact the availability of the Company’s NOLs to a greater extent than not characterizing such Person as an “Acquiring Person”, then in each case, such Person shall not be deemed, and shall never have been deemed, to be an “Acquiring Person” for any purposes of this Agreement unless and until such Person shall again become an Acquiring Person.

APPENDIX A
c.“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the date of this Agreement, and to the extent not included within the foregoing clause of this Section 1(c), shall also include, with respect to any Person, any other Person (other than a Related Person or an Exempt Person) whose Common Shares would be deemed constructively owned by such first Person pursuant to the provisions of Section 382 of the Code, or any successor provision or replacement provision, provided, however, that a Person will not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were Directors of the Company.

d.“Agreement” shall have the meaning set forth in the recitals at the beginning of this Agreement.

e.A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “Beneficially Own” any securities:

1.which such Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly, for purposes of Section 13(d) of the Exchange Act and Rule 13d-3 thereunder (or any comparable or successor law or regulation);

2.which such Person or any of such Person’s Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, that a Person shall not be deemed pursuant to this Section l(e)(ii)(A) the Beneficial Owner of, or to beneficially own, (1) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange, or (2) securities which a Person or any of such Person’s Affiliates or Associates may be deemed to have the right to acquire pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of its Affiliates or Associates) if such agreement has been approved by the Board of Directors of the Company prior to there being an Acquiring Person; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this Section l(e)(ii)(B) if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

APPENDIX A
3.which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section l(e)(ii)(B)) or disposing of any securities of the Company; provided, that in no case shall an officer or director of the Company be deemed (x) the Beneficial Owner of any securities beneficially owned by another officer or director of the Company solely by reason of actions undertaken by such persons in their capacity as officers or directors of the Company or (y) the Beneficial owner of securities held of record by the trustee of any employee benefit plan of the Company or any Subsidiary of the Company for the benefit of any employee of the Company or any Subsidiary of the Company, other than the officer or director, by reason of any influence that such officer or director may have over the voting of the securities held in the plan. Notwithstanding anything herein to the contrary, to the extent not within the foregoing provisions of this Section 1(e), a Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” or have “beneficial ownership” of, securities which such Person (i) would be deemed to constructively own pursuant to Section 382 of the Code, or any successor or replacement provision; or (ii) would be deemed to have a direct or indirect economic or pecuniary interest, including, without limitation, interests or rights acquired through derivative, hedging or similar transactions relating to such securities with a counterparty, as determined by the Company’s Board of Directors in its sole and absolute discretion.

a.“Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

b.“Close Of Business” on any given date shall mean 5:00 P.M., New York, New York time, on such date; provided, that if such date is not a Business Day it shall mean 5:00 P.M., New York, New York time, on the next succeeding Business Day.

c.“Code” shall have the meaning set forth in the recitals at the beginning of this Agreement.

d.“Common Shares” when used with reference to the Company shall mean the shares of Common Stock of the Company, $0.01 par value. “Common Shares” when used with reference to any Person other than the Company shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first- mentioned Person.

e.“Common Stock Equivalents” shall have the meaning set forth in Section 11(a) of this Agreement.

f.“Company” shall have the meaning set forth in the recitals at the beginning of this Agreement.

g.“Current Per Share Market Price” shall have the meaning set forth in Section 11(d) of this Agreement.

h.“Current Value” shall have the meaning set forth in Section 11(a) of this Agreement.

APPENDIX A
i.“Distribution Date” shall mean the earlier of (i) the Close of Business on the tenth day (or such later date as may be determined by action of a majority of the members of the Board of Directors then in office) after the Shares Acquisition Date (or, if the tenth day after the Shares Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) or (ii) the Close of Business on the tenth day (or such later date as may be determined by action of a majority of the members of the Board of Directors then in office) after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if, assuming the successful consummation thereof, such Person would be the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding.

j.“Equivalent Shares” shall mean Preferred Shares and any other class or series of capital stock of the Company that is entitled to participate in dividends and other distributions, including distributions upon the liquidation, dissolution or winding up of the Company, on a proportional basis with the Common Shares. In calculating the number of any class or series of Equivalent Shares for purposes of Section 11 of this Rights Agreement, the number of shares, or fractions of a share, of such class or series of capital stock that is entitled to the same dividend or distribution as a whole Common Share shall be deemed to be one share.

k.“Exchange Act” shall have the meaning set forth in Section 1(b) of this Agreement.

l.“Exchange Fraction” shall have the meaning set forth in Section 11(p) of this Agreement.

m.“Exchange Ratio” shall have the meaning set forth in Section 11(a) of this Agreement.

n.“Exempt Person” means a Person whose Beneficial Ownership (together with all Affiliates and Associates of such Person) of 4.9% or more of the then- outstanding Common Shares will not, as determined by the Company’s Board of Directors in its sole discretion, jeopardize or endanger the availability to the Company of its NOLs, provided, however, that such a Person will cease to be an “Exempt Person” if the Board of Directors makes a contrary determination with respect to the effect of such Person’s Beneficial Ownership (together with all Affiliates and Associates of such Person) upon the availability to the Company of its NOLs.

o.“Exemption Request” shall have the meaning set forth in Section 35.

p.“Expiration Date” shall mean the earliest of (i) the Close of Business on the Final Expiration Date, (ii) the Redemption Date, (iii) the time at which the Board of Directors orders the exchange of the Rights as provided in Section 24 of this Agreement, (iv) the consummation of a transaction contemplated by Section 13(d) of this Agreement, (v) the consummation of a reorganization transaction entered into by the Company resulting in the imposition of stock transfer restrictions, that the Board of Directors determines will provide protection for the Company’s NOLs similar to that provided by this Agreement, (vi) the repeal of Section 382 of the Internal Revenue Code or any successor statute, or any other change, if the Board of Directors determines that this Agreement is no longer necessary for the preservation of tax benefits, or (vii) the beginning of a taxable year of the Company to which the Board of Directors determines that no tax benefits may be carried forward.

q.“Final Expiration Date” shall mean October 28, 2028; provided that if this Agreement shall not have been approved by the Company’s stockholders at a meeting of stockholders held prior to October 28, 2025, the Final Expiration Date shall be October 28, 2025.

APPENDIX A

r.“NOLs” shall have the meaning set forth in the recitals at the beginning of this Agreement.

s.“OTC” shall have the meaning set forth in Section 11(d) of this Agreement.

t.“Permitted Offer” shall mean a tender offer for all outstanding Common Shares made in the manner prescribed by Section 14(d) of the Exchange Act and the rules and regulations promulgated thereunder; provided, that a majority of the members of the Board of Directors then in office has determined that the offer is both adequate and otherwise in the best interests of the Company and its stockholders (taking into account all factors that such members of the Board of Directors deem relevant, including without limitation prices that could reasonably be achieved if the Company or its assets were sold on an orderly basis designed to realize maximum value).

u.“Person” shall mean any individual, firm, limited liability company, corporation, partnership or other entity, and shall include any successor (by merger or otherwise) of such entity.

v.“Post Transferee” shall have the meaning set forth in Section 7(e) of this Agreement.

w.“Preferred Shares” shall mean shares of Series A Junior Participating Preferred Stock of the Company.

x.“Prior Transferee” shall have the meaning set forth in Section 7(e) of this Agreement.

y.“Purchase Price” shall have the meaning set forth in Section 4(a) of this Agreement.

z.“Ratio of Exchange” shall have the meaning set forth in Section 24(a).

aa.“Record Date” shall have the meaning set forth in the recitals at the beginning of this Agreement.

ab.“Redemption Date” shall mean the time at which the Board of Directors of the Company orders redemption of the Rights as provided in Section 23 of this Agreement.

ac.“Redemption Price” shall have the meaning set forth in Section 23(a).

ad.“Related Person” means (i) any Subsidiary of the Company or (ii) any employee benefit or stock ownership plan of the Company or of any Subsidiary of the Company or any entity holding Common Shares for or pursuant to the terms of any such plan.

ae.“Requesting Person” shall have the meaning set forth in Section 35.

af.“Rights Agent” shall have the meaning set forth in the recitals at the beginning of this Agreement.

ag.“Rights Certificate” shall have the meaning set forth in Section 3(a) of this Agreement.

ah.“Rights Dividend Declaration Date” shall have the meaning set forth in the recitals at the beginning of this Agreement.

ai.“Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(A) of this Agreement.

aj.“Securities Act” shall have the meaning set forth in Section 9(c) of this Agreement.

APPENDIX A

ak.“Security” shall have the meaning set forth in Section 11(d) of this Agreement.

al.“Shares Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation a report filed pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such; provided, that if such Person is determined not to have become an Acquiring Person pursuant to Section l(b)(ii) of this Agreement, then no Shares Acquisition Date shall be deemed to have occurred.

am.“Spread” shall have the meaning set forth in Section 11(a) of this Agreement.

an.“Subsidiary” of any Person shall mean any corporation or other entity of which an amount of voting securities or other ownership interests sufficient to elect a majority of the directors or Persons having similar authority of such corporation or other entity is beneficially owned, directly or indirectly, by such Person, or any corporation or other entity otherwise controlled by such Person.

ao.“Substitution Period” shall have the meaning set forth in Section 11(a) of this Agreement.

ap.“Summary of Rights” shall have the meaning set forth in Section 3(b) of this Agreement.

aq.“Total Exercise Price” shall have the meaning set forth in Section 4(a) of this Agreement.

ar.“Trading Day” shall have the meaning set forth in Section 11(d) of this Agreement.

as.“Triggering Event” shall mean an event pursuant to which any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any entity holding Common Shares for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes an Acquiring Person.

SECTION 2. APPOINTMENT OF RIGHTS AGENT. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions of this Agreement, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable and shall notify promptly the Rights Agent in writing of any such appointment. The Rights Agent shall have no duty to supervise, and shall in no event be liable for the acts or omissions of any such co-Rights Agent.

APPENDIX A
SECTION 3. ISSUANCE OF RIGHTS CERTIFICATES. Until the Distribution Date, (i) the Rights will be evidenced (subject to the provisions of Sections 3(b) and 3(c) of this Agreement) by the certificates for Common Shares registered in the names of the holders thereof (which certificates shall also be deemed to be Rights Certificates) and not by separate Rights Certificates and (ii) the right to receive Rights Certificates will be transferable only in connection with the transfer of Common Shares. Until the earlier of the Distribution Date or the Expiration Date, the surrender for transfer of such certificates for Common Shares shall also constitute the surrender for transfer of the Rights associated with the Common Shares represented thereby. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, at the request and expense of the Company, send) by first-class, postage-prepaid mail, to each record holder of Common Shares as of the close of business on the Record Date, at the address of such holder shown on the records of the Company, a Rights Certificate, in substantially the form of Exhibit B hereto (a “Rights Certificate”), evidencing one Right for each Common Share so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per Common Share has been made pursuant to Section 11(a)(i), Section 11(i) or Section 11(p) of this Agreement, then at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) of this Agreement) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of the Distribution Date, the Rights will be evidenced solely by such Rights Certificates and may be transferred by the transfer of the Rights Certificates as permitted hereby, separately and apart from any transfer of one or more Common Shares, and the holders of such Rights Certificates as listed in the records of the Company or any transfer agent or registrar for the Rights shall be the record holders thereof.

b.On the Record Date or as soon as practicable thereafter, the Company will send a copy of a Summary of Rights in substantially the form of Exhibit C hereto (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of Common Shares as of the close of business on the Record Date, at the address of such holder shown on the records of the Company.

c.Unless the Board of Directors by resolution adopted at or before the time of the issuance (including pursuant to the exercise of rights under the Company’s benefit plans) of any Common Shares specifies to the contrary, Rights shall be issued in respect of all Common Shares that are issued after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date or, in certain circumstances provided in Section 22 of this Agreement, after the Distribution Date. Certificates representing such Common Shares shall also be deemed to be certificates for Rights, and shall bear the following legend:

APPENDIX A
THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER OF THIS AGREEMENT TO CERTAIN RIGHTS AS SET FORTH IN THE FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT BETWEEN ASURE SOFTWARE, INC. AND EQUINITI TRUST COMPANY LLC, AS THE RIGHTS AGENT, DATED AS OF OCTOBER 28, 2025, AS IT MAY BE AMENDED FROM TIME TO TIME (THE “RIGHTS AGREEMENT”), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF ASURE SOFTWARE, INC. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. ASURE SOFTWARE, INC. WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.

With respect to such certificates containing the foregoing legend, until the earlier of (i) the Distribution Date or (ii) the Expiration Date, the Rights associated with the Common Shares represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares represented thereby. In the event that the Company purchases or acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares which are no longer outstanding.

SECTION 4. FORM OF RIGHTS CERTIFICATES.

a.The Rights Certificates (and the forms of election to purchase Common Shares and of assignment to be printed on the reverse thereof) shall be substantially in the form of Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 22 of this Agreement, the Rights Certificates, whenever distributed, shall be dated as of the Record Date (or in the case of Rights issued with respect to Common Shares issued by the Company after the Record Date, as of the date of issuance of such Common Shares), shall show the date of countersignature, and on their face shall entitle the holders thereof to purchase such number of one-thousandths of a Preferred Share as shall be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a Preferred Share being hereinafter referred to as the “Purchase Price” and the aggregate exercise price of all Preferred Shares issuable upon exercise of one Right being hereinafter referred to as the “Total Exercise Price”), but the number and type of securities purchasable upon the exercise of each Right and the Purchase Price shall be subject to adjustment as provided herein.

APPENDIX A
b.Any Rights Certificate issued pursuant to Section 3(a) or Section 22 of this Agreement that represents Rights beneficially owned by: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer that the Board of Directors of the Company has determined is part of a plan, arrangement or understanding that has as a primary purpose or effect avoidance of Section 7(e) of this Agreement, and any Rights Certificate issued pursuant to Section 6 or Section 11 of this Agreement upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OR AN ACQUIMMG PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(E) OF THE RIGHTS AGREEMENT.

In the event that the Rights become exercisable, the Rights Agent and the Company will agree upon a procedure for determining which Rights will be so legended.

SECTION 5. COUNTERSIGNATURE AND REGISTRATION.

a.The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, Chief Financial Officer, President or any Vice President, either manually or by facsimile signature, and by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal (if any) or a facsimile thereof. The Rights Certificates shall be manually countersigned by an authorized signatory of the Rights Agent and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

b.Following the Distribution Date, the Rights Agent will keep or cause to be kept at its office designated for such purposes, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

APPENDIX A
SECTION 6. TRANSFER, SPLITUP, COMBINATION AND EXCHANGE OF RIGHTS CERTIFICATES; MUTILATED, DESTROYED, LOST OR STOLEN RIGHTS CERTIFICATES.

a.Subject to the provisions of Sections 7(e), and 24 of this Agreement at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Rights Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Rights Certificates, entitling the registered holder to purchase a like number of one-thousandths of a Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) as the Rights Certificate or Rights Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combines or exchanges any Rights Certificate or Rights Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Rights Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial owner (or former Beneficial owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Sections 7(e), 14 and 24 of this Agreement, countersign and deliver to the person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights certificates.

b.Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s or the Rights Agent’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will make and deliver a new Rights Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Rights Certificates so lost, stolen, destroyed or mutilated.

SECTION 7. EXERCISE OF RIGHTS; PURCHASE PRICE; EXPIRATION DATE OF RIGHTS.

a.Subject to Section 7(e) of this Agreement, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each one-thousandth of a Preferred Share as to which the Rights are exercised and an amount equal to any applicable transfer tax required to be paid by the holder of such Rights Certificate in accordance with Section 9 of this Agreement, at or prior to the Expiration Date.

b.The Purchase Price for each one-thousandth of a Preferred Share issuable pursuant to the exercise of a Right shall initially be $1.7465 and shall be subject to adjustment from time to time as provided in Section 11 of this Agreement and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

APPENDIX A
c.Upon receipt of a Rights Certificate representing exercisable Rights, together with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the number of one-thousandths of a Preferred Share (or other securities or property, as the case may be) to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Rights Certificate in accordance with Section 9 of this Agreement in cash, or by certified check or cashier’s check payable to the order of the Company, the Rights Agent shall, subject to Section 20(k) of this Agreement, thereupon promptly (i)(A) requisition from any transfer agent of the Preferred Shares (or make available, if the Rights Agent is the transfer agent for the Preferred Shares) a certificate or certificates for the number of one-thousandths of a Preferred Share to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests or (B) if the Company shall have elected to deposit the total number of one-thousandths of a Preferred Share issuable upon exercise of the Rights hereunder with a depository agent, requisition from the depository agent of depository receipts representing such number of one-thousandths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depository agent) and the Company hereby directs the depository agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 of this Agreement, (iii) after receipt of such certificates or depository receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt thereof, deliver such cash to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount maybe reduced (including to zero) pursuant to Section 11(a)(iv) of this Agreement) may be made in cash or by certified check or cashier’s check payable to the order of the Company. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a) of this Agreement, the Company will make all arrangements necessary to that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate.

d.In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Rights Certificate or to his or her duly authorized assigns, subject to the provisions of Section 14 of this Agreement.

APPENDIX A
e.Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Triggering Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such (a “Post Transferee”), (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e) (a “Prior Transferee”) or (iv) any subsequent transferee receiving transferred Rights from a Post Transferee or a Prior Transferee, either directly or through one or more intermediate transferees, shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to insure that the provisions of this Section 7(e) and Section 4(b) of this Agreement are complied with, but shall have no liability to any holder of Rights Certificates or to any other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any of such Acquiring Person’s Affiliates, Associates or transferees hereunder.
f.Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

SECTION 8. CANCELLATION AND DESTRUCTION OF RIGHTS CERTIFICATES. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or shall, at the written request of the Company and consistent with the internal policies of the Rights Agent, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

SECTION 9. RESERVATION AND AVAILABILITY OF PREFERRED SHARES.

a.The Company covenants and agrees that it will use its best efforts to cause to be reserved and kept available out of and to the extent of its authorized and unissued Preferred Shares not reserved for another purpose (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities), the number of Preferred Shares (and, following the occurrence of the Triggering Event, Common Stock and/or other securities) that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7.

APPENDIX A
b.If the Company shall hereafter list any of its Preferred Shares on a national securities exchange, then so long as the Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares and/or other securities) issuable and deliverable upon exercise of the Rights may be listed on a national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable (but only to the extent that it is reasonably likely that the Rights will be exercised), all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.
c.If the Company determines that registration under the Securities Act of 1933, as amended (the “Securities Act”) is required, then the Company shall use its best efforts to (i) file, as soon as practicable following the first occurrence of a Triggering Event in which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iv) of this Agreement, or as soon as is required by law following the Distribution Date, as the case may be, a registration statement under the Securities Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the date of expiration of the Rights. The Company may temporarily suspend, for a period not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating, and notify the Rights Agent, that the exercisability of the Rights has been temporarily suspended, as well as a public announcement and notification to the Rights Agent at such times the suspension is no longer in effect. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction, unless the requisite qualification in such jurisdiction shall have been obtained, or an exemption therefrom shall be available, and until a registration statement has been declared effective. The Company will notify the Rights Agent in writing of the jurisdictions in which Rights shall not be exercisable pursuant to the preceding sentence.

d.The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

e.The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the original issuance or delivery of the Rights Certificates or of any Preferred Shares upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a person other than, or the issuance or delivery of certificates or depository receipts for the Preferred Shares in a name other than that of, the registered holder of the Rights Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates or depository receipts for Preferred Shares upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax is due.

APPENDIX A
SECTION 10. PREFERRED SHARES RECORD DATE. Each person in whose name any certificate for a number of one-thousandths of a Preferred Share is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of Preferred Shares represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price multiplied by the number of one-thousandths of a Preferred Share with respect to which the Rights have been exercised (and any applicable transfer taxes) was made; provided, that if the date of such surrender and payment is a date upon which the Preferred Shares transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

SECTION 11. ADJUSTMENT OF PURCHASE PRICE, NUMBER OF SHARES OR NUMBER OF RIGHTS. The Purchase Price, the number and kind of shares or other property covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

a.(i) In the event the Company shall at any time after the Record Date but prior to the Distribution Date (A) declare a dividend on the Common Shares payable in Common Shares, (B) subdivide the outstanding Common Shares, (C) combine the outstanding Common Shares (by reverse stock split or otherwise) into a smaller number of Common Shares, or (D) issue any shares of its capital stock in a reclassification of the Common Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation),thee, in each such event, except as otherwise provided in this Section 11(a) and Section 7(e) of this Agreement: (1) each of the Rights outstanding at the time of the record date for such dividend or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted to that number of Right (calculated to the nearest one ten-thousandth (1/10,000) of a Right) equal to a fraction (the “Exchange Ratio”), the numerator of which shall be the total number of Common Shares or shares of capital stock issued in such reclassification of the Common Shares outstanding immediately following such time and the denominator of which shall be the total number of Common Shares outstanding immediately prior to such time, and the number of Rights that shall thereafter be issued with respect to each Common Share or share of such other capital stock that shall become outstanding thereafter prior to the Distribution Date shall be equal to the total number of outstanding Rights immediately after such event (as adjusted pursuant to this clause (1)) divided by the total number of outstanding Common Shares or shares of such other capital stock immediately after such event (subject to further adjustment pursuant to the provisions of this Agreement); (2) the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification shall be adjusted so that the Purchase Price thereafter shall equal the result obtained by dividing the Purchase Price in effect immediately prior to such time by the Exchange Ratio; provided, that in no event shall the consideration to be paid upon the exercise of one Right be less than aggregate par value of the shares of capital stock of the Company issuable upon exercise of such Right; and (3) the number of Preferred Shares or shares of such other capital stock issuable upon the exercise of each Right shall remain unchanged immediately after such event, but, in the event of a reclassification, the kind of shares issuable upon the exercise of each Right immediately after such reclassification shall be adjusted to be the kind of shares of such other capital stock issued in such reclassification, rather than Preferred Shares. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) of this Agreement, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) of this Agreement.

APPENDIX A
1.Subject to Section 24 of this Agreement, in the event a Triggering Event shall have occurred, then promptly following such Triggering Event, proper provision shall be made so that each holder of a Right, except as provided in Section 7(e) of this Agreement, shall thereafter have the right to receive for each Right, upon exercise thereof in accordance with the terms of this Agreement and payment of the then-current Total Exercise Price, in lieu of a number of one-thousandths of a Preferred Share, such number of Common Shares of the Company as shall equal the result obtained by multiplying the then-current Purchase Price by the then number of one-thousandths of a Preferred Share for which a Right was exercisable (or would have been exercisable if the Distribution Date had occurred) immediately prior to the first occurrence of a Triggering Event, and dividing that product by 50% of the Current Per Share Market Price (as defined and determined pursuant to Section 11(d) of this Agreement) for Common Shares on the date of occurrence of the Triggering Event (such number of shares being hereinafter referred to as the “Adjustment Shares”).

2.The right to buy Common Shares of the Company pursuant to Section 1l(a)(ii) of this Agreement shall not arise as a result of any Person becoming an Acquiring Person through an acquisition of Common Shares pursuant to a Permitted Offer.

3.In lieu of issuing Common Shares in accordance with Section 11(a)(ii) of this Agreement, the Company may, if the Board of Directors determines that such action is necessary or appropriate and not contrary to the interest of holders of Rights (and, in the event that the number of Common Shares which are authorized by the Company’s Certificate of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights, or if any necessary regulatory approval for such issuance has not been obtained by the Company, the Company shall): (A) determine the excess of (1) the value of the Common Shares issuable upon the exercise of a Right (the “Current Value”) over (2) the Purchase Price (such excess, the “Spread”) and (B) with respect to each Right, make adequate provision to substitute for such Common Shares, upon exercise of the Rights, (1) cash, (2) a reduction in the Purchase Price, (3) other equity securities of the Company (including, without limitation, shares or units of shares of any series of Preferred Stock which the Board of Directors of the Company has deemed to have the same value as Common Shares (such shares or units of shares of Preferred Stock are herein called “Common Stock Equivalents”)),except to the extent that the Company has not obtained any necessary stockholder or regulatory approval for such issuance, (4) debt securities of the Company, except to the extent that the Company has not obtained any necessary stockholder or regulatory approval for such issuance, (5) other assets or (6) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board of Directors of the Company based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors of the Company; provided, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Triggering Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) of this Agreement expires (the later of (x) and (y) being referred to herein as the “Section 11(A)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Shares (to the extent available), except to the extent that the Company has not

APPENDIX A
obtained any necessary stockholder or regulatory approval for such issuance, and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board of Directors of the Company shall determine in good faith that it is likely that sufficient additional Common Shares could be authorized for issuance upon exercise in full of the Rights or that any necessary regulatory approval for such issuance will be obtained, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares or take action to obtain such regulatory approval (such period, as it may be extended, the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the first and/or second sentences of this Section 11(a)(iv), the Company (x) shall provide, subject to Section 7(e) of this Agreement, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares, to take any action to obtain any required regulatory approval and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating, and shall notify the Rights Agent, that the exercisability of the Rights has been temporarily suspended, as well as a public announcement, and notification to the Rights Agent, at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iv), the value of the Common Shares shall be the Current Per Share Market Price (as defined and determined pursuant to Section 11(d) of this Agreement) of the Common Shares on the Section 11(a)(ii) Trigger Date and the value of any Common Stock Equivalent shall be deemed to have the same value as the Common Shares on such date.

a.In case the Company shall, at any time after the date of this Agreement, fix a record date for the issuance of rights, options or warrants to all holders of Common Shares or of any class or series of Equivalent Shares entitling such holders (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Common Shares or Equivalent Shares or securities convertible into Common Shares or Equivalent Shares at a price per share (or having a conversion price per share, if a security convertible into Common Shares or Equivalent Shares) less than the then Current Per Share Market Price (as defined in Section 11(d) of this Agreement) of the Common Shares or Equivalent Shares on such record date, then, in each such case, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Common Shares and Equivalent Shares (if any) Outstanding on such record date, plus the number of Common Shares or Equivalent Shares, as the case may be, which the aggregate offering price of the total number of Common Shares or Equivalent Shares, as the case may be, so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of Common Shares and Equivalent Shares (if any) outstanding on such record date, plus the number of additional Common Shares or Equivalent Shares, as the case may be, to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights.

APPENDIX A
Common Shares and Equivalent Shares owned by or held for the account of the Company shall not be deemed outstanding for the purposes of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to the Purchase Price which would then be in effect if such record date had not been fixed.

a.In the case the Company shall, at any time after the date of this Agreement, fix a record date for the making of a distribution to all holders of the Common Shares or of any class or series of Equivalent Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend, if any, or a dividend payable in Common Shares) or subscription rights, options or warrants (excluding those referred to in Section 11(b) of this Agreement), then, in each such case, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current market price (as determined pursuant to Section 11(d) of this Agreement) of a Common Share or an Equivalent Share on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a Common Share or Equivalent Share, as the case may be, and the denominator of which shall be such current market price (as determined pursuant to Section 11(d) of this Agreement) of a Common Share or Equivalent Share on such record date . Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

APPENDIX A
b.For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iv) of this Agreement, the “Current Per Share Market Price” of any security (a “Security” for the purpose of this Section 11(d)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iv) of this Agreement, the Current Per Share Market Price of any Security on any date shall be deemed to be the average of the daily closing prices per share of such Security for the ten (10) consecutive Trading Days immediately prior to such date; provided, that in the event that the Current Per Share Market Price of the Security is determined during a period following the announcement by the issuer of such Security of (i) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares or (ii) any subdivision, combination or reclassification of such Security, and prior to the expiration of the requisite thirty (30) Trading Day or ten (10) Trading Day period, after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the Current Per Share Market Price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes dace on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the Nasdaq Global Market or, if the Security is not listed or admitted to trading on the Nasdaq Global Market, as reported in the or in principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last sale price or, if such last sale price is not reported, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National association of Securities Dealers Automated Quotation (the “OTC”) system or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. If on any such date no market maker is making a market in the Common Shares, the fair value of such shares on such date as determined in good faith by the Board of Directors of the Company shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Shares are not publicly held or so listed or traded, “Current Per Share Market Price” shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

c.Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a Common Share or other share or one thousand-thousandth of a Preferred Share, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which requires such adjustment or (ii) the Expiration Date.

APPENDIX A
d.If as a result of an adjustment made pursuant to Section 11(a) of this Agreement, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right and if required, the Purchase Price thereof, shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Shares contained in Sections 11(a), (b), (c), (e), (h), (i), (j), (k), (1) and (m) of this Agreement, and the provisions of Sections 7, 9, 10 and 14 of this Agreement with respect to the Preferred Shares shall apply on like terms to any such other shares.

e.All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one-thousandths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

f.Unless the Company shall have exercised its election as provided in Section 11(i) of this Agreement, upon each adjustment of the Purchase Price as a result of the calculations made pursuant to Section 11(b) of this Agreement, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase at the adjusted Purchase Price, that number of Preferred Shares (calculated to the nearest one thousand-thousandth of a share) obtained by (i) multiplying (x) the number of Preferred Shares covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii)dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

g.The Company may elect on or after the date of any adjustment of the Purchase Price as a result of the calculations made pursuant to Section 11(b) of this Agreement to adjust the number of Rights, in substitution for any adjustment in the number of Preferred Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement, and shall notify the Rights Agent, of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 of this Agreement, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

APPENDIX A
h.Irrespective of any adjustment or change in the Purchase Price or the number of Preferred Shares issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a Preferred Share and the number of one-thousandths of a Preferred Share which were expressed in the initial Rights Certificates issued hereunder.

i.Before taking any action that would cause an adjustment reducing the Purchase Price below the par or stated value, if any, of the number of one-thousandths of a Preferred Share issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue as fully paid and nonassessable shares such number of one-thousandths of a Preferred Share at such adjusted Purchase Price.

j.In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the number of one-thousandths of a Preferred Share and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one-thousandths of a Preferred Share and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis Of the Purchase Price in effect prior to such adjustment; provided, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) upon the occurrence of the event requiring such adjustment.

k.Anything in this Section 11 to the contrary notwithstanding the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred or Common Shares, (ii) issuance wholly for cash of any Preferred or Common Shares at less than the current market price, (iii) issuance wholly for cash of Preferred or Common Shares or securities which by their terms are convertible into or exchangeable for Preferred or Common Shares, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred or Common Shares shall not be taxable to such stockholders.

l.The Company covenants and agrees that it shall not, at any time after the Distribution Date, effect or permit to occur any Triggering Event, if at the time or immediately after such Triggering Event there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

m.The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Sections 23, 24 or 27 of this Agreement, take (or permit to be taken) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

APPENDIX A
n.Anything in this Agreement to the contrary notwithstanding, in the event the Company shall at any time after the Record Date (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares (by reverse stock split or otherwise) into a smaller number of Preferred Shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such event, except as otherwise provided in this Section 11 and Section 7(e) of this Agreement: (1) each of the Rights outstanding at the time of the record date for such dividend or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted to that number of Rights (calculated to the nearest one ten-thousandths (1/10,000) of a Right) equal to a fraction (the “Exchange Fraction”), the numerator of which shall be the total number of Preferred Shares or shares of capital stock issued in such reclassification of the Preferred Shares outstanding immediately following such time and the denominator of which shall be the total number of Preferred Shares outstanding immediately prior to such time, and the number of Rights that shall thereafter be issued with respect to each Common Share or share of other capital stock that shall be issued in a reclassification of the Common Shares prior to the Distribution Date shall be equal to the total number of outstanding Rights immediately after such event (as adjusted pursuant to this clause (l)) divided by the total number of outstanding Common Shares or shares of such other capital stock immediately after such event (subject to further adjustment pursuant to the provisions of this Agreement); (2) the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification shall be adjusted so that the Purchase Price thereafter shall equal the result obtained by dividing the Purchase Price in effect immediately prior to such time by the Exchange Fraction; provided, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of such Right; and (3) the number of one-thousandths of a Preferred Share or share of such other capital stock issuable upon the exercise of each Right shall remain unchanged immediately after such event, but, in the event of a reclassification, the kind of shares issuable upon the exercise of each Right immediately after such reclassification shall be adjusted to be the kind of shares of such other capital stock issued in such reclassification, rather than Preferred Shares.

SECTION 12. CERTIFICATE OF ADJUSTED PURCHASE PRICE OR NUMBER OF SHARES. Whenever an adjustment is made as provided in Sections 11 of this Agreement, the Company shall promptly (a) prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Preferred Shares a copy of such certificate and (c) mail a brief summary thereof to each holder of a Rights Certificate in accordance with Section 26 of this Agreement. Notwithstanding the foregoing sentence, the failure of the Company to make such certification or give such notice shall not affect the validity of such adjustment or the force or effect of the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment contained therein and shall not be deemed to have knowledge of such adjustment unless and until it shall have received such certificate.

SECTION 13. INTENTIONALLY OMITTED.

APPENDIX A
SECTION 14. FRACTIONAL RIGHTS AND FRACTIONAL SHARES.

a.The Company shall not be required to issue fractions of Rights or to distribute Rights Certificates that evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable, as determined pursuant to the second sentence of Section 11(d) of this Agreement.

b.The Company shall not be required to issue fractions of Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Preferred share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Preferred Share). In lieu of fractional Preferred Shares that are not integral multiples of one one-thousandth of a Preferred Share, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of a Common Share. For purposes of this Section 14(b), the current market value of a Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d) of this Agreement for the Trading Day immediately prior to the date of such exercise.

c.The holder of a Right by the acceptance of the Right expressly waives his or her right to receive any fractional Rights or a fractional share upon exercise of a Right.

SECTION 15. RIGHTS OF ACTION. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 of this Agreement, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Shares), may, in his or her own behalf and for his or her own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Comp and to enforce, or otherwise act in respect of, his or her right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy of law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

SECTION 16. AGREEMENT OF RIGHTS HOLDERS. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

a.prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

b.after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

APPENDIX A
c.subject to Sections 6(a) and 7(f) of this Agreement, the Company and the Rights Agent may deem and treat the person in whose name the Rights Certificate (or, prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

d.notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation.

SECTION 17. RIGHTS CERTIFICATE HOLDER NOT DEEMED A STOCKHOLDER. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 of this Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions of this Agreement.

SECTION 18. CONCERNING THE RIGHTS AGENT.

a.The Company agrees to pay to the Rights Agent such compensation as shall be agreed to in writing between the Company and the Rights Agent for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and expenses and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises. The provisions of this Section 18(a) shall survive the termination of this Agreement.

b.The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Agreement in reliance upon any Rights Certificate or certificate for the Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed and executed by the proper Person or Persons and, where necessary, verified or acknowledged, or otherwise upon the advice of counsel as set forth in Section 20 of this Agreement.

APPENDIX A
SECTION 19. MERGER OR CONSOLIDATION OR CHANGE OF NAME OF RIGHTS AGENT.

a.Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which tie Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 of this Agreement. If at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

b.If at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and if at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

SECTION 20. DUTIES OF RIGHTS AGENT. The Rights Agent hereby undertakes the duties and obligations expressly imposed by this Agreement upon the following terms and conditions, and the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

a.The Rights Agent may consult with legal counsel of its selection (who may be legal counsel for the Company), and the opinion or advice of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion or advice.

b.Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of Current Per Share Market Price) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the President, any Vice President, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

c.The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct.

d.The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

APPENDIX A
e.The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery of this Agreement (except the due execution of this Agreement by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any change in the exercisability of the Rights or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Sections 3, 11, 23 or 24 of this Agreement, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt by the Rights Agent of a certificate furnished pursuant to Section 12 of this Agreement describing such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares to be issued pursuant to this Agreement or any Rights Certificate or as to whether any Preferred Shares will, when issued, be validly authorized and issued, fully paid and nonassessable.

f.The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

g.The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the President, any Vice President, the Secretary or any Assistant Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Rights Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission od, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five (5) Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

h.The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or have a pecuniary interest in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall seclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

i.The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

APPENDIX A
j.No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

k.If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

SECTION 21. CHANGE OF RIGHTS AGENT. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company and to each transfer agent of the Preferred Shares and the Common Shares by registered or certified mail. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to such Rights Agent or such successor Rights Agent, as the case may be, and to each transfer agent of the Preferred Shares and the Common Shares by registered or certified mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his or her Rights Certificate for inspection by the Company), then the Rights Agent or the registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise corporate trust or stockholder services powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $10 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment m the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Preferred Shares and the Common Shares, and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

APPENDIX A
SECTION 22. ISSUANCE OF NEW RIGHTS CERTIFICATES. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to Common Shares so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement or upon the exercise, conversion or exchange of the convertible subordinated debentures of the Company outstanding at the date of this Agreement or upon the exercise, conversion or exchange of securities hereinafter issued by the Company and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, that (i) no such Rights Certificate shall be issued and this sentence shall be null and void ab initio if, and to the extent that, such issuance or this sentence would create a significant risk of or result in material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued or would create a significant risk of or result in such options, or employee plans, or arrangements’ failing to qualify for otherwise available special tax treatment and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

SECTION 23. REDEMPTION.

a.The Company may, at its option and with the approval of the Board of Directors, at any time prior to the Close of Business on the earlier of (i) the tenth day following the Shares Acquisition Date or such later date as may be determined by action of a majority of the members of the Board of Directors then in office and publicly announced by the Company or (ii) the Final Expiration Date, redeem all but not less than all the then outstanding Rights at a redemption price of $0.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of this Agreement (such redemption price being herein referred to as the “Redemption Price”) and the Company may, at its option, pay the Redemption Price either in Common Shares (based on the Current Per Share Market Price thereof, as determined pursuant to Section 11(d) of this Agreement, at the time of redemption) or cash; provided, that if the Board of Directors of the Company authorizes redemption of the Right s on or after the time a Person becomes an Acquiring Person, then such authorization shall require the concurrence of a majority of the members of the Board of Directors then in office.

b.Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. Within ten(10) days after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24 of this Agreement, and other than in connection with the purchase of Common Shares prior to the Distribution Date.

APPENDIX A
SECTION 24. EXCHANGE.

a.Subject to applicable laws, rules and regulations, and subject to subsection (c) below, the Company may, at its option, by majority vote of the members of the Board of Directors then in office, at any time after the occurrence of a Triggering Event, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) of this Agreement) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of this Agreement (such exchange ratio being hereinafter referred to as the “Ratio of Exchange”). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Related Person or any Exempt Person), who or which together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding.

b.Immediately upon the action of the Board of Directors ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Ratio of Exchange. The Company shall give public notice of any such exchange; provided, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) of this Agreement) held by each holder of Rights.

APPENDIX A
c.In the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with Section 24(a) of this Agreement, the Company shall either take such action as may be necessary to authorize additional Common Shares for issuance upon exchange of the Rights or alternatively, at the option of a majority of the Board of Directors, with respect to each Right (i) pay cash in an amount equal to the Current Value (as hereinafter defined), in lieu of issuing Common Shares in exchange therefor, or (ii) issue debt or equity securities or a combination thereof, having a value equal to the Current Value, in lieu of issuing Common Shares in exchange for each such Right, where the value of such securities shall be determined by a nationally recognized investment banking firm selected by the Board of Directors by majority vote of the Board of Directors, or (iii) deliver any combination of cash, property, Common shares and/or other securities having a value equal to the Current Value in exchange for each Right. For purposes of this Section 24(c) only, the “Current Value” shall mean the product of the Current Per Share Market Price of Common Shares (determined pursuant to Section 11(d) of this Agreement on the date of the occurrence of the event described above in subparagraph (a)) multiplied by the number of Common Shares for which the Right otherwise would be exchangeable if there were sufficient shares available. To the extent that the Company determines that action need be taken pursuant to clauses (i), (ii) or (iii) of this Section 24(c), the Board of Directors may temporarily suspend the exercisability of the Rights for a period of up to sixty (60) days following the date on which the event described in Section 24(a) of this Agreement shall have occurred, in order to seek any authorization of additional Common Shares and/or to decide the appropriate form of distribution to be made pursuant to the above provision and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement, and shall send a written notice to the Rights Agent, stating that the exercisability of the Rights has been temporarily suspended.

d.The Company shall not be required to issue fractions of Common Shares or to distribute certificates that evidence fractional Common Shares. In lieu of such fractional Common Shares, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Common Shares would otherwise be issuable, an amount in cash equal to the same fraction of the current per share market value of a whole Common Share (as determined pursuant to the second sentence of Section 11(d) of this Agreement).

e.The Company may, at its option, by majority vote of the Board of Directors, at any time before any Person has become an Acquiring Person, exchange all or part of the then outstanding Rights for rights of substantially equivalent value, as determined reasonably and with good faith by the Board of Directors, based upon the advice of one or more nationally recognized investment banking firms.

f.Immediately upon the action of the Board of Directors ordering the exchange of any Rights pursuant to subsection (e) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of rights in exchange therefor as has been determined by the Board of Directors in accordance with subsection (e) above. The Company shall give public notice, and written notice to the Rights Agent, of any such exchange; provided, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the transfer agent for the Common Shares of the Company. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Rights will be effected.

APPENDIX A
SECTION 25. NOTICE OF CERTAIN EVENTS. In case any triggering Event stall occur, then, in any such case, the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, and to the Rights Agent, in accordance with Section 26 of this Agreement, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Sections 11(a)(ii) of this Agreement.

SECTION 26. NOTICES. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Equiniti Trust Company LLC
48 Wall Street, 23rd Floor
New York, NY 10005

Subject to the provisions of Section 21 of this Agreement, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid addressed (until another address is filed in writing with the Company) as follows:

Asure Software, Inc.
405 Colorado Street.
Suite 1800
Austin, TX 78701
Attention: Secretary

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to or on the holder of any Rights Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

SECTION 27. SUPPLEMENTS AND AMENDMENTS. Prior to the Distribution Date, the Company may supplement or amend this Agreement in any respect without the approval of any holders of Rights and the Rights Agent shall, if the Company so directs, execute such supplement or amendment. From and after the Distribution Date, the Company and the Rights Agent may from time to time supplement or amend this Agreement without the approval of any holders of Rights in order to (i) cure any ambiguity,(ii) correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) shorten or lengthen any time period hereunder (which lengthening or shortening, following the first occurrence of an event set forth in clauses (i) and (ii) of the proviso to Section 23(a) of this Agreement, shall require the concurrence of a majority of the members of the Board of Directors then in office) or (iv) to change or supplement the provisions hereunder in any manner that the Company may deem necessary or desirable and that shall not adversely affect the interests of the holders of Rights (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person); provided, that this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights. Upon the delivery of a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Shares. Notwithstanding any other provision of this Agreement, the Rights Agent’s consent must be obtained regarding any amendment or supplement pursuant to this Section 27 which alters the Rights Agent’s rights or duties, which consent shall not be unreasonably withheld.

APPENDIX A
SECTION 28. SUCCESSORS. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

SECTION 29. DETERMINATIONS AND ACTIONS BY THE BOARD OF DIRECTORS, ETC. For all purposes of this Agreement, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule l3d-3(d)(l)(i) of the General Rules and Regulations under the Exchange Act. The Board of Directors of the Company (and, where specifically provided for herein, a majority of the members of the Board of Directors then in office) shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board, or the Company (or, where specifically provided for herein, a majority of the members of the Board of Directors then in office), or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board (or, where specifically provided for herein, by a majority of the members of the Board of Director then in office) in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights Certificates and all other parties and (y) not subject the members of the Board of Directors to any liability to the holders of the Rights.

SECTION 30. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; this Agreement shall be for the sole and exclusive benefit of the company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Shares).

SECTION 31. SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors of the Company determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 of this Agreement shall be reinstated and shall not expire until the close of business on the tenth day following the date of such determination by the Board of Directors.

SECTION 32. GOVERNING LAW. This Agreement and each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

SECTION 33. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 34. DESCRIPTIVE HEADINGS. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

APPENDIX A
SECTION 35. PROCESS TO SEEK EXEMPTION. Any Person who desires to effect any acquisition of Common Shares that would, if consummated, result in such Person becoming an Acquiring Person (a “Requesting Person”) may, prior to such time, and in accordance with this Section 35, request that the Board of Directors grant an exemption with respect to such acquisition under this Agreement (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by overnight delivery service or first-class mail, postage prepaid, to the Secretary of the Company at the principal executive office of the Company. To be in proper form, an Exemption Request shall set forth (a) the name and address of the Requesting Person, (b) the number and percentage of Common Shares then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (c) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to become an Acquiring Person and the maximum number and percentage of Common Shares that the Requesting Person proposes to acquire. The Board of Directors shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within fifteen Business Days) after receipt thereof; provided, that the failure of the Board of Directors to make a determination within such period shall be deemed to constitute the denial by the Board of Directors of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Board of Directors and its advisors to assist the Board of Directors in making its determination. The Board of Directors shall only grant an Exemption Request if the Board of Directors determines, in its sole discretion, that the acquisition of Beneficial Ownership of Common Shares by the Requesting Person, considered alone or with other transactions (including past or contemplated transactions), (i) will not jeopardize or endanger the availability to the Company of the NOLs or other tax benefits, taking into account all relevant facts and circumstances, including the potential for the Company to issue a reasonable amount of equity in the future without jeopardizing the availability of its NOLs and other tax benefits or (ii) is otherwise in the best interests of the Company. Any exemption granted under this Agreement may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of Common Shares in excess of the maximum number and percentage of shares approved by the Board of Directors or that it will not make another Exemption Request), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the NOLs and other tax benefits or as is otherwise in the best interests of the Company.

[Remainder of page intentionally left blank; signature page follows]

APPENDIX A

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed to be effective October 28, 2025.

ASURE SOFTWARE, INC.

By: /s/ Patrick Goepel
Name: Patrick Goepel
Title: Chief Executive Officer

EQUINITI TRUST COMPANY LLC, as Rights Agent

By: /s/ Jacqueline Kretzu
Name: Jacqueline Kretzu
Title: Relationship Director

APPENDIX A
EXHIBIT A

AMENDED AND RESTATED CERTIFICATE OF DESIGNATION
OF RIGHTS, PREFERENCES AND PRIVILEGES
OF SERIES A JUNIOR PARTICIPATING PREFERRED STOCK OF
ASURE SOFTWARE, INC.

Pursuant to the Delaware General Corporation Law (“DGCL”), the undersigned, being an officer of Forgent Networks, Inc., a Delaware corporation (the “Corporation”), does hereby certify that the following resolution was adopted by the Corporation’s board of directors (the “Board”) and, pursuant to Section 242 of the DGCL, the stockholders of the Corporation have approved the amendments set forth herein:

RESOLVED, that the Amended and Restated Certificate of Designations, Rights and Preferences For Designating Series A Preferred Stock, filed with the Delaware Secretary of State on July 11, 1996, shall be amended and restated as follows:

SECTION 1. DESIGNATION AND AMOUNT. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock,” par value $0.01 per share, and the number of shares constituting such series shall be Three Hundred Fifty Thousand (350,000).

SECTION 2. DIVIDENDS AND DISTRIBUTIONS.

1.Subject to the prior and superior right of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock shall be entitled to receive when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a “QUARTERLY DIVIDEND PAYMENT DATE”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to, subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock of the Corporation (the “COMMON STOCK”) since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. In the event the Corporation shall at any time after October 28, 2009 (the “RIGHTS DECLARATION DATE”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were Outstanding immediately prior to such event.

2.The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (a) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

APPENDIX A

3.Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

SECTION 3. VOTING RIGHTS. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

1.Subject to the provision for adjustment hereinafter set forth, each one-one- thousandth of a share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to one vote on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the Outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

2.Except as otherwise provided herein or by law, the holders of shares of Series A Junior Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

3.Except as required by law, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

SECTION 4. CERTAIN RESTRICTIONS.

1.The Corporation shall not declare any dividend on, make any distribution on, or redeem or purchase or otherwise acquire for consideration any shares of Common Stock after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock unless concurrently therewith it shall declare a dividend on such Preferred Stock as required by Section 2 of this Agreement.

APPENDIX A
2.Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 of this Agreement are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of the Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

a.declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

b.declare or pay dividends on, make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

c.redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Stock;

d.purchase or otherwise acquire for consideration any shares of the Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

3.The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

SECTION 5. REACQUIRED SHARES. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued n s part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

APPENDIX A

SECTION 6. LIQUIDATION, DISSOLUTION OR WINDING UP

1.Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of the Series A Junior Participating Preferred Stock shall have received an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (1) $10 per share, provided that in the event the Corporation does not have sufficient assets, after payment of its liabilities and distribution to holders of Preferred Stock ranking prior to the Series A Junior Participating Preferred Stock, available to permit payment in full of the $10 per share amount, the amount required to be paid under this Section 6(a)(1) shall, subject to Section 6(b) of this Agreement, equal the value of the amount of available assets divided by the number of Outstanding shares of the Series A Junior Participating Preferred Stock or (2) subject to the provisions for adjustment hereinafter set forth, 1,000 times the aggregate per share amount to be distributed to the holders of Common Stock (the greater of (1) or (2), the “Series A Liquidation Preference”). In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event under clause (2) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock that were outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

2.In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series A Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences.

SECTION 7. CONSOLIDATION, MERGER, ETC. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

APPENDIX A
SECTION 8. NO REDEMPTION. The shares of Series A Junior Participating Preferred Stock shall not be redeemable.

SECTION 9. RANKING. The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

SECTION 10. AMENDMENT. The Certificate of Incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preference or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of the Series A Junior Participating Preferred Stock, voting separately as a class.

SECTION 11. FRACTIONAL SHARES. Series A Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of the Series A Junior Participating Preferred Stock.”

IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Company by its Chief Executive Officer this 28th day of October, 2009.

FORGENT NETWORKS, INC.

By: /s/ Patrick Goepel
Name: Patrick Goepel
Title: Chief Executive Officer

APPENDIX A
EXHIBIT B

FORM OF RIGHTS CERTIFICATE

Certificate No. R-	Rights

NOT EXERCISABLE AFTER OCTOBER 28, 2028, OR EARLIER IF TERMINATED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.01 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH RIGHTS AGREEMENT.]1

RIGHTS CERTIFICATE

This certifies that ______________________ or registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Fourth Amended and Restated Rights Agreement, dated as of October 28, 2025 (the “Rights Agreement”), between Asure Software, Inc., a Delaware corporation (the “Company”), and Equiniti Trust Company LLC (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., New York, New York time, on the Expiration Date (as such term is defined in the Rights Agreement), at the office of the Rights Agent designated for such purpose, or at the office of its successor as Rights Agent, one one-thousandth (1/1000) of a fully paid non-assessable share of Series A Junior Participating Preferred Stock (the “Preferred Shares”), of the Company, at a purchase price of $1.7465 per one- thousandth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one- thousandths of a Preferred Share which may be purchased upon exercise of this Agreement) set forth above, are the number and Purchase Price as of October 28, 2009, based on the Preferred Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number and kind of Preferred Shares or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part of this Agreement and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned office of the Rights Agent.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Rights Certificate (i) may be redeemed by the Company, at its option, at a redemption price of $0.01 per Right or (ii) may be exchanged by the Company in whole or in part for Common Shares, substantially equivalent rights or other consideration as determined by the Company.

APPENDIX A
This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate amount of securities as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this lights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender of this Agreement another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

No fractional portion less than integral multiples of one one-thousandth of a Preferred Share will be issued upon the exercise of any Right or Rights evidenced hereby but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise of this Agreement, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder of this Agreement, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by an authorized signatory of the Rights Agent.

APPENDIX A

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of __________________.

ASURE SOFTWARE, INC.

By:___________________________
Name: Patrick Goepel
Title: Chief Financial Officer

Countersigned:
EQUINITI TRUST COMPANY LLC, as Rights Agent

By:___________________________
Authorized Signatory
Date of countersignature:

APPENDIX A

[FORM OF REVERSE SIDE OF RIGHTS CERTIFICATE]

FORM OF ASSIGNMENT

[To be executed by the registered holder if such holder desires to transfer the Rights Certificate]

FOR VALUE RECEIVED ___________________ hereby sells, assigns and transfers unto _________________________________________________ (Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint
________________________________ Attorney, to transfer the Rights Certificate on the books of the within named Company, with full power of substitution.

Dated:

Signature

Signature Guaranteed:

Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or any other member of a medallion signature guarantee program approved by the Securities Transfer Association.

[FORM OF REVERSE SIDE OF RIGHTS CERTIFICATE - CONTINUED]

The undersigned hereby certifies that:

(1)this Rights Certificate is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person, or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement);

(2)after due inquiry and to the best knowledge of the undersigned, it did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of any such Person.

Dated:

Signature

Signature Guaranteed:

Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or any other member of a medallion signature guarantee program approved by the Securities Transfer Association.

[FORM OF REVERSE SIDE OF RIGHTS CERTIFICATE - CONTINUED]

APPENDIX A
FORM OF ELECTION TO PURCHASE

[To be executed if holder desires to exercise the Rights Certificate]
To:______________________________

The undersigned hereby irrevocably elects to exercise _____________ Rights represented by this Rights Certificate to purchase the number of __________________________ one-thousandths of a Preferred Share issuable upon the exercise of such Rights and requests that certificates for such number of one-thousandths of a Preferred Share be issued in the name of:
Please insert social security or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance shall be registered in the name of and delivered to:

Please insert social security or other identifying number (Please print name and address)
Dated:

Signature

Signature Guaranteed:

Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or any other member of a medallion signature guarantee program approved by the Securities Transfer Association.

(1)

(2)

[FORM OF REVERSE SIDE OF RIGHTS CERTIFICATE - CONTINUED]

The undersigned hereby certifies that:

(1)the Rights evidenced by this lights Certificate are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement);

(2)after due inquiry and to the best knowledge of the undersigned, it did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of any such Person.

Dated:

Signature

APPENDIX A

Signature Guaranteed:

Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or any other member of a medallion signature guarantee program approved by the Securities Transfer Association.

[FORM OF REVERSE SIDE OF RIGHTS CERTIFICATE - CONTINUED]

NOTICE

The signature in the foregoing Forms of Assignment and Election must conform to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

APPENDIX A

APPENDIX A
EXHIBIT C

ASURE SOFTWARE, INC.
STOCKHOLDER RIGHTS PLAN
SUMMARY OF RIGHTS

On October 28, 2009, the Board of Directors (the “Board”) of Asure Software, Inc., a Delaware corporation (f/k/a Forgent Networks, Inc.) (the “Company”), adopted a rights plan and declared a dividend of one Right for each outstanding share of common stock. The dividend is payable to the Company’s stockholders as of the record date of October 28, 2009. The rights plan has been amended and restated in 2016, 2019 and 2022. The rights plan was further amended and restated effective October 28, 2025. The terms of the rights and the rights plan are set forth in a Fourth Amended and Restated Rights Agreement, by and between the Company and Equiniti Trust Company LLC, as Rights Agent, dated effective October 28, 2025.

This summary of rights provides only a general description of the rights plan, and thus, should be read together with the entire rights plan, which is incorporated in this summary by reference. Upon written request, the Company will provide a copy of the rights plan free of charge to any of its stockholder.

By adopting the rights plan, the Board protects stockholder value because the rights plan protects the Company’s ability to carry forward its net operating losses (the “NOLs”). In prior years, the Company has experienced substantial operating losses, and under the Internal Revenue Code and rules promulgated by the Internal Revenue Service, the Company may “carry forward” these losses in certain circumstances to offset current and future earnings and thus, reduce the Company’s federal income tax liability, subject to certain requirements and restrictions.

However, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code, the Company’s ability to use its NOLs could be substantially limited or lost altogether.

The Company’s rights plan imposes a significant penalty upon any person or group that acquires 4.9% or more of its outstanding common stock without the prior approval of the Board. Stockholders who owned 4.9% or more of the Company’s outstanding common stock as of the close of business on October 28, 2009 may not acquire additional common stock representing one-half of 1% or more of the Company’s then outstanding common stock without the prior approval of the Board. A person or group that acquires shares of the Company’s common stock in excess of the above-mentioned applicable threshold is called an “Acquiring Person.” Any rights held by an Acquiring Person are void and may not be exercised.

DISTRIBUTION AND TRANSFER OF RIGHTS; RIGHTS CERTIFICATE

As described above, the Board has declared a dividend of one Right for each share of Common Stock of the Company outstanding. Prior to the Distribution Date referred to below, the Rights will be evidenced by and trade with the certificates for the Common Stock. After the Distribution Date, the Company will mail Rights certificates to the Company’s stockholders and the Rights will become transferable apart from the Common Stock.

APPENDIX A
DISTRIBUTION DATE

Rights will separate from the Common Stock and become exercisable following the tenth day (or such later date as may be determined by a majority of the Company’s Directors) after a person or group (a) acquires beneficial ownership of 4.9% or more of the Company’s Common Stock (subject to the exception described above regarding existing holders of Common Stock) or (b) announces a tender or exchange offer, the consummation of which would result in ownership by a person or group of 4.9% or more of the Company’s Common Stock (the “Distribution Date”).

PREFERRED STOCK PURCHASABLE UPON EXERCISE OF RIGHTS

After the Distribution Date, each Right will entitle the holder to purchase, for $1.7465, a fraction (initially, one-thousandth) of a share of the Company’s Series A Junior Participating Preferred Stock with economic terms similar to that of one share of the Company’s Common Stock.

FLIP-IN

If an Acquiring Person obtains 4.9% or more of the Company’s Common Stock (other than pursuant to a tender offer deemed fair by the Board (a “Permitted Offer”)), then each Right (other than Rights owned by an Acquiring Person or its affiliates) will entitle the holder thereof to purchase, for the exercise price, a number of shares of the Company’s Common Stock having a then current market value of twice the exercise price.

EXCHANGE PROVISION

At any time after an Acquiring Person obtains 4.9% or more of the Company’s Common Stock (other than pursuant to a Permitted Offer) and prior to the acquisition by the Acquiring Person of 50% or more of the outstanding Common Stock, the Board of the Company may exchange the Rights (other than Rights owned by the Acquiring Person or its affiliates), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment).

REDEMPTION OF THE RIGHTS

Rights will be redeemable at the Company’s option for $0.01 per Right at any time on or prior to the tenth day (or such later date as may be determined by a majority of the Directors) after public announcement that a person has acquired beneficial ownership of 4.9% or more of the Company’s Common Stock (the “Shares Acquisition Date”).

EXPIRATION OF THE RIGHTS

The Rights expire on the earliest of (a) the Final Expiration Date (defined below), (b) exchange or redemption of the Rights as described above, (c) consummation of a merger or consolidation or sale of assets resulting in expiration of the Rights as described above, (d) the consummation of a reorganization transaction entered into by the Company that the Board determines will help prevent the Company from experiencing an “Ownership Change,” as defined in Section 382 of the Code and protect the Company’s NOLs, (e) the repeal of Section 382 of the Internal Revenue Code or any successor statute, or any other change, if the Board of Directors determines that this Agreement is no longer necessary for the preservation of tax benefits, or (f) the beginning of a taxable year of the Company to which the Board of Directors determines that no tax benefits may be carried forward.

The Final Expiration Date is October 28, 2028; provided that if the Agreement shall not have been approved by the Company’s stockholders at a meeting of stockholders held before October 28, 2025, the Final Expiration Date shall be October 28, 2025.

APPENDIX A

AMENDMENT OF TERMS OF RIGHTS

The terms of the Rights and the Rights Agreement may be amended in any respect without the consent of the Rights holders on or prior to the Distribution Date; thereafter, the terms of the Rights and the Rights Agreement may be amended without the consent of the Rights holders in order to cure any ambiguities or to make changes which do not adversely affect the interests of Rights holders (other than the Acquiring Person).

VOTING RIGHTS

Rights will not have any voting rights.

ANTI-DILUTION PROVISIONS

Rights will have the benefit of certain customary anti-dilution provisions.

TAXES

The Rights distribution should not be taxable for federal income tax purposes. However, following an event which renders the Rights exercisable or upon redemption of the Rights, stockholders may recognize taxable income.

APPENDIX B
ASURE SOFTWARE, INC.
2018 INCENTIVE AWARD PLAN (AS AMENDED ON)

ARTICLE I.
PURPOSE

The Plan’s purpose is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities.

ARTICLE II.
DEFINITIONS

As used in the Plan, the following words and phrases will have the meanings specified below, unless the context clearly indicates otherwise:

2.1    “Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee. With reference to the Board’s or a Committee’s powers or authority under the Plan that have been delegated to one or more officers pursuant to Section 4.2, the term “Administrator” shall refer to such officer(s) unless and until such delegation has been revoked.

2.2    “Applicable Law” means any applicable law, including without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.3    “Award” means an Option, Stock Appreciation Right, Restricted Stock award, Restricted Stock Unit award, Performance Bonus Award, Performance Stock Units award, Dividend Equivalents award or Other Stock or Cash Based Award granted to a Participant under the Plan.

2.4    “Award Agreement” means an agreement evidencing an Award, which may be written or electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.

2.5    “Board” means the Board of Directors of the Company.

2.6    “Change in Control” shall mean and includes each of the following:

(a)A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) directly or indirectly acquires beneficial ownership (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition by the Company or any of its Subsidiaries; (ii) any acquisition by an employee benefit plan maintained by the Company or any of its Subsidiaries, (iii) any acquisition which complies with Sections 2.6(c)(i), 2.6(c)(ii) and 2.6(c)(iii); or (iv) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or

(b)The Incumbent Directors cease for any reason to constitute a majority of the Board;

APPENDIX B
(c)The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination, (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

i.which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

ii.after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.9(c)(ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; and

iii.after which at least a majority of the members of the board of directors (or the analogous governing body) of the Successor Entity were Board members at the time of the Board's approval of the execution of the initial agreement providing for such transaction; or

(d)The completion of a liquidation or dissolution of the Company.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

The Administrator shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

2.7    “Code” means the U.S. Internal Revenue Code of 1986, as amended, and all regulations, guidance, compliance programs and other interpretative authority issued thereunder.

2.8    “Committee” means one or more committees or subcommittees of the Board, which may include one or more Company directors or executive officers, to the extent permitted by Applicable Law. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

2.9    “Common Stock” means the common stock of the Company.

2.10    “Company” means Asure Software, Inc., a Delaware corporation, or any successor.

2.11    “Consultant” means any person, including any adviser, engaged by the Company or its parent or Subsidiary to render services to such entity if the consultant or adviser: (i) renders bona fide services to the Company; (ii) renders services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) is a natural person.

APPENDIX B

2.12    “Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Company determines, to receive amounts due or exercise the Participant’s rights if the Participant dies. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate.

2.13    “Director” means a Board member.

2.14    “Disability” means a permanent and total disability under Section 22(e)(3) of the Code.

2.15    “Dividend Equivalents” means a right granted to a Participant to receive the equivalent value (in cash or Shares) of dividends paid on a specified number of Shares. Such Dividend Equivalent shall be converted to cash or additional Shares, or a combination of cash and Shares, by such formula and at such time and subject to such limitations as may be determined by the Administrator.

2.16    “Effective Date” has the meaning set forth in Section 11.3.

2.17    “Employee” means any employee of the Company or any of its Subsidiaries.

2.18    “Equity Restructuring” means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split (including a reverse stock split), spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other Company securities) or the share price of Common Stock (or other Company securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

2.19    “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and all regulations, guidance and other interpretative authority issued thereunder.

2.20    “Fair Market Value” means, as of any date, the value of a Share determined as follows: (i) if the Common Stock is listed on any established stock exchange, the value of a Share will be the closing sales price for a Share as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (ii) if the Common Stock is not listed on an established stock exchange but is quoted on a national market or other quotation system, the value of a Share will be the closing sales price for a Share on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (iii) if the Common Stock is not listed on any established stock exchange or quoted on a national market or other quotation system, the value established by the Administrator in its sole discretion. Notwithstanding the foregoing, with respect to any Award granted after the effectiveness of the Company’s registration statement relating to its initial public offering and prior to the Public Trading Date, the Fair Market Value shall mean the initial public offering price of a Share as set forth in the Company’s final prospectus relating to its initial public offering filed with the Securities and Exchange Commission.

2.21    “Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent corporation or subsidiary corporation of the Company, as determined in accordance with in Section 424(e) and (f) of the Code, respectively.

2.22    “Incentive Stock Option” means an Option that meets the requirements to qualify as an “incentive stock option” as defined in Section 422 of the Code.

APPENDIX B
2.23    “Incumbent Directors” shall mean for any period of 12 consecutive months, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.6(a) or 2.6(c)) whose election or nomination for election to the Board was approved by a vote of at least a majority (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) of the Directors then still in office who either were Directors at the beginning of the 12-month period or whose election or nomination for election was previously so approved. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

2.24    “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

2.25    “Option” means a right granted under Article VI to purchase a specified number of Shares at a specified price per Share during a specified time period. An Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.26    “Other Stock or Cash Based Awards” means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise based on, Shares or other property.

2.27    “Overall Share Limit” means the sum of (i) 6,600,000 Shares and (ii) any Shares that are subject to Prior Plan Awards that become available for issuance under the Plan pursuant to Article V.

2.28    “Participant” means a Service Provider who has been granted an Award.

2.29    “Performance Bonus Award” has the meaning set forth in Section 8.3.

2.30    “Performance Stock Unit” means a right granted to a Participant pursuant to Section 8.1 and subject to Section 8.2, to receive Shares, the payment of which is contingent upon achieving certain performance goals or other performance-based targets established by the Administrator.

2.31    “Permitted Transferee” shall mean, with respect to a Participant, any “family member” of the Participant, as defined in the General Instructions to Form S-8 Registration Statement under the Securities Act (or any successor form thereto), or any other transferee specifically approved by the Administrator after taking into account Applicable Law.

2.32    “Plan” means this 2018 Incentive Award Plan, as amended from time to time.

2.33    “Prior Plan” means the Company’s 2009 Equity Plan.

2.34    “Prior Plan Award” means an award outstanding under the Prior Plan as of the Effective Date.

2.35    “Restricted Stock” means Shares awarded to a Participant under Article VII, subject to certain vesting conditions and other restrictions.

2.36    “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.

2.37    “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.

2.38    “Section 409A” means Section 409A of the Code.

2.39    “Securities Act” means the Securities Act of 1933, as amended, and all regulations, guidance and other interpretative authority issued thereunder.

2.40    “Service Provider” means an Employee, Consultant or Director.

APPENDIX B
2.41    “Shares” means shares of Common Stock.

2.42    “Stock Appreciation Right” or “SAR” means a right granted under Article VI to receive a payment equal to the excess of the Fair Market Value of a specified number of Shares on the date the right is exercised over the exercise price set forth in the applicable Award Agreement.

2.43    “Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.44    “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company or other entity acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.45    “Termination of Service” means:

(a)As to a Consultant, the time when the engagement of a Participant as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Subsidiary.

(b)As to a Non-Employee Director, the time when a Participant who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Participant simultaneously commences or remains in employment or service with the Company or any Subsidiary.

(c)As to an Employee, the time when the employee-employer relationship between a Participant and the Company or any Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Participant simultaneously commences or remains in employment or service with the Company or any Subsidiary.

(d)The Company, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred, whether a Termination of Service resulted from a discharge for “cause” and all questions of whether particular leaves of absence constitute a Termination of Service. For purposes of the Plan, a Participant’s employee-employer relationship or consultancy relationship shall be deemed to be terminated in the event that the Subsidiary employing or contracting with such Participant ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off), even though the Participant may subsequently continue to perform services for that entity.

ARTICLE III.
ELIGIBILITY

Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein. No Service Provider shall have any right to be granted an Award pursuant to the Plan and neither the Company nor the Administrator is obligated to treat Service Providers, Participants or any other persons uniformly.

APPENDIX B

ARTICLE IV.
ADMINISTRATION AND DELEGATION

4.1    Administration.

(a)The Plan is administered by the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions, reconcile inconsistencies in the Plan or any Award and make all other determinations that it deems necessary or appropriate to administer the Plan and any Awards. The Administrator (and each member thereof) is entitled to, in good faith, rely or act upon any report or other information furnished to it, him or her by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. The Administrator’s determinations under the Plan are in its sole discretion and will be final, binding and conclusive on all persons having or claiming any interest in the Plan or any Award.

(b)Without limiting the foregoing, the Administrator has the exclusive power, authority and sole discretion to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant; (iii) determine the number of Awards to be granted and the number of Shares to which an Award will relate; (iv) subject to the limitations in the Plan, determine the terms and conditions of any Award and related Award Agreement, including, but not limited to, the exercise price, grant price, purchase price, any performance criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations, waivers or amendments thereof; (v) determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, or other property, or an Award may be canceled, forfeited, or surrendered; and (vi) make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

4.2    Delegation of Authority. To the extent permitted by Applicable Law, the Board or any Committee may delegate any or all of its powers under the Plan to one or more Committees or officers of the Company or any of its Subsidiaries; provided, however, that in no event shall an officer of the Company or any of its Subsidiaries be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, or (b) officers of the Company or any of its Subsidiaries or Directors to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable organizational documents, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 4.2 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any committee at any time and re-vest in itself any previously delegated authority. Further, regardless of any delegation, the Board or a Committee may, in its discretion, exercise any and all rights and duties as the Administrator under the Plan delegated thereby, except with respect to Awards that are required to be determined in the sole discretion of the Committee under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

ARTICLE V.
STOCK AVAILABLE FOR AWARDS

5.1    Number of Shares. Subject to adjustment under Article IX and the terms of this Article V, Awards may be made under the Plan covering up to the Overall Share Limit. As of the Effective Date, the Company will cease granting awards under the Prior Plan; however, Prior Plan Awards will remain subject to the terms of the Prior Plan. Shares issued or delivered under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.

APPENDIX B
5.2    Share Recycling.

(a)If all or any part of an Award or Prior Plan Award expires, lapses or is terminated, converted into an award in respect of shares of another entity in connection with a spin-off or other similar event, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by the Award or Prior Plan Award at a price not greater than the price (as adjusted to reflect any Equity Restructuring) paid by the Participant for such Shares or not issuing any Shares covered by the Award or Prior Plan Award, the unused Shares covered by the Award or Prior Plan Award will, as applicable, become or again be available for Awards under the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards or Prior Plan Awards shall not count against the Overall Share Limit.

(b)In addition, the following Shares shall be available for future grants of Awards: (i) Shares tendered by a Participant or withheld by the Company in payment of the exercise price of an Option or any stock option granted under the Prior Plan; (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award or any award granted under the Prior Plan; (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (iv) Shares purchased on the open market by the Company with the cash proceeds received from the exercise of Options. Notwithstanding the provisions of this Section 5.2(b), no Shares may again be optioned, granted or awarded pursuant to an Incentive Stock Option if such action would cause such Option to fail to qualify as an incentive stock option under Section 422 of the Code.

5.3    Incentive Stock Option Limitations. Notwithstanding anything to the contrary herein, no more than 2,000,000 Shares (as adjusted to reflect any Equity Restructuring) may be issued pursuant to the exercise of Incentive Stock Options.

5.4    Substitute Awards. In connection with an entity’s merger or consolidation with the Company or any Subsidiary or the Company’s or any Subsidiary’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms and conditions as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided above), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards may again become available for Awards under the Plan as provided under Section 5.2 above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or any of its Subsidiaries prior to such acquisition or combination.

5.5    Non-Employee Director Award Limit. Notwithstanding any provision to the contrary in the Plan or in any policy of the Company regarding non-employee director compensation, the sum of the grant date fair value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all equity-based Awards and the maximum amount that may become payable pursuant to all cash-based Awards that may be granted to a Service Provider as compensation for services as a Non-Employee Director during any calendar year shall not exceed $1,000,000 for such Service Provider’s first year of service as a Non-Employee Director and $500,000 for each year thereafter.

APPENDIX B

ARTICLE VI.
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

6.1    General. The Administrator may grant Options or Stock Appreciation Rights to one or more Service Providers, subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine. The Administrator will determine the number of Shares covered by each Option and Stock Appreciation Right, the exercise price of each Option and Stock Appreciation Right and the conditions and limitations applicable to the exercise of each Option and Stock Appreciation Right. A Stock Appreciation Right will entitle the Participant (or other person entitled to exercise the Stock Appreciation Right) to receive from the Company upon exercise of the exercisable portion of the Stock Appreciation Right an amount determined by multiplying the excess, if any, of the Fair Market Value of one Share on the date of exercise over the exercise price per Share of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations of the Plan or that the Administrator may impose and payable in cash, Shares valued at Fair Market Value on the date of exercise or a combination of the two as the Administrator may determine or provide in the Award Agreement.

6.2    Exercise Price. The Administrator will establish each Option’s and Stock Appreciation Right’s exercise price and specify the exercise price in the Award Agreement. Subject to Section 6.6, the exercise price will not be less than 100% of the Fair Market Value on the grant date of the Option or Stock Appreciation Right. Notwithstanding the foregoing, in the case of an Option or Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Section 424 and 409A of the Code.

6.3    Duration of Options. Subject to Section 6.6, each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that the term of an Option or Stock Appreciation Right will not exceed ten years; provided, further, that, unless otherwise determined by the Administrator, (a) no portion of an Option or Stock Appreciation Right which is unexercisable at a Participant’s Termination of Service shall thereafter become exercisable and (b) the portion of an Option or Stock Appreciation Right that is unexercisable at a Participant’s Termination of Service shall automatically expire on the date of such Termination of Service. Notwithstanding the foregoing, if the Participant, prior to the end of the term of an Option or Stock Appreciation Right, commits an act of “cause” (as determined by the Administrator), or violates any non-competition, non-solicitation or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company or any of its Subsidiaries, the right to exercise the Option or Stock Appreciation Right, as applicable, may be terminated by the Company and the Company may suspend the Participant’s right to exercise the Option or Stock Appreciation Right when it reasonably believes that the Participant may have participated in any such act or violation.

6.4    Exercise. Options and Stock Appreciation Rights may be exercised by delivering to the Company (or such other person or entity designated by the Administrator) a notice of exercise, in a form and manner the Company approves (which may be written, electronic or telephonic and may contain representations and warranties deemed advisable by the Administrator), signed or authenticated by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, payment in full of (a) the exercise price for the number of Shares for which the Option is exercised in a manner specified in Section 6.5 and (b) all applicable taxes in a manner specified in Section 10.5. The Administrator may, in its discretion, limit exercise with respect to fractional Shares and require that any partial exercise of an Option or Stock Appreciation Right be with respect to a minimum number of Shares.

6.5    Payment Upon Exercise. The Administrator shall determine the methods by which payment of the exercise price of an Option shall be made, including, without limitation:

(a)cash, check or wire transfer of immediately available funds; provided that the Company may limit the use of one of the foregoing methods if one or more of the methods below is permitted;

APPENDIX B
(b)if there is a public market for Shares at the time of exercise, unless the Company otherwise determines, (A) delivery (including electronically or telephonically to the extent permitted by the Company) of a notice that the Participant has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to deliver promptly to the Company funds sufficient to pay the exercise price, or (B) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company an amount sufficient to pay the exercise price by cash, wire transfer of immediately available funds or check; provided that such amount is paid to the Company at such time as may be required by the Company;

(c)to the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value on the date of delivery;

(d)to the extent permitted by the Administrator, surrendering Shares then issuable upon the Option’s exercise valued at their Fair Market Value on the exercise date;

(e)to the extent permitted by the Administrator, delivery of a promissory note or any other lawful consideration; or

(f)to the extent permitted by the Administrator, any combination of the above payment forms.

6.6    Additional Terms of Incentive Stock Options. The Administrator may grant Incentive Stock Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value on the Option’s grant date, and the term of the Option will not exceed five years. All Incentive Stock Options (and Award Agreements related thereto) will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within (a) two years from the grant date of the Option or (b) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code. Any Incentive Stock Option or portion thereof that fails to qualify as an “incentive stock option” under Section 422 of the Code for any reason, including becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Nonqualified Stock Option.

ARTICLE VII.
RESTRICTED STOCK; RESTRICTED STOCK UNITS

7.1    General. The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to forfeiture or the Company’s right to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant Restricted Stock Units, which may be subject to vesting and forfeiture conditions during the applicable restriction period or periods, as set forth in an Award Agreement, to Service Providers. The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock and Restricted Stock Units; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock and Restricted Stock Units to the extent required by Applicable Law. The Award Agreement for each Restricted Stock and Restricted Stock Unit Award shall set forth the terms and conditions not inconsistent with the Plan as the Administrator shall determine

APPENDIX B
7.2    Restricted Stock.

(a)Stockholder Rights. Unless otherwise determined by the Administrator, each Participant holding shares of Restricted Stock will be entitled to all the rights of a stockholder with respect to such Shares, subject to the restrictions in the Plan and/or the applicable Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares to the extent such dividends and other distributions have a record date that is on or after the date on which such Participant becomes the record holder of such Shares; provided, however, that with respect to a share of Restricted Stock subject to restrictions or vesting conditions as described in Section 8.3, except in connection with a spin-off or other similar event as otherwise permitted under Section 9.2, dividends which are paid to Company stockholders prior to the removal of restrictions and satisfaction of vesting conditions shall only be paid to the Participant to the extent that the restrictions are subsequently removed and the vesting conditions are subsequently satisfied and the share of Restricted Stock vests.

(b)Stock Certificates. The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of shares of Restricted Stock, together with a stock power endorsed in blank.

(c)Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which such Participant would otherwise be taxable under Section 83(a) of the Code, such Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof.

7.3    Restricted Stock Units. The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, subject to compliance with Applicable Law.

ARTICLE VIII.
OTHER TYPES OF AWARDS

8.1    General. The Administrator may grant Performance Stock Units awards, Performance Bonus Awards, Dividend Equivalents or Other Stock or Cash Based Awards, to one or more Service Providers, in such amounts and subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine.

8.2    Performance Stock Unit Awards. Each Performance Stock Units award shall be denominated in a number of Shares or in unit equivalents of Shares and/or units of value (including a dollar value of Shares) and may be linked to any one or more of performance or other specific criteria, including service to the Company or Subsidiaries, determined to be appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. In making such determinations, the Administrator may consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

8.3    Performance Bonus Awards. Each right to receive a bonus granted under this Section 8.3 shall be denominated in the form of cash (but may be payable in cash, stock or a combination thereof) (a “Performance Bonus Award”) and shall be payable upon the attainment of performance goals that are established by the Administrator and relate to one or more of performance or other specific criteria, including service to the Company or Subsidiaries, in each case on a specified date or dates or over any period or periods determined by the Administrator.

APPENDIX B
8.4    Dividend Equivalents. If the Administrator provides, an Award (other than an Option or Stock Appreciation Right) may provide a Participant with the right to receive Dividend Equivalents. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Award with respect to which the Dividend Equivalents are granted and subject to other terms and conditions as set forth in the Award Agreement. Notwithstanding anything to the contrary herein, Dividend Equivalents with respect to an Award subject to vesting shall either (i) to the extent permitted by Applicable Law, not be paid or credited or (ii) be accumulated and subject to vesting to the same extent as the related Award. All such Dividend Equivalents shall be paid at such time as the Administrator shall specify in the applicable Award Agreement. Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

8.5    Other Stock or Cash Based Awards. Other Stock or Cash Based Awards may be granted to Participants, including Awards entitling Participants to receive cash or Shares to be delivered in the future and annual or other periodic or long-term cash bonus awards (whether based on specified performance criteria or otherwise), in each case subject to any conditions and limitations in the Plan. Such Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock or Cash Based Awards may be paid in Shares, cash or other property, as the Administrator determines. Subject to the provisions of the Plan, the Administrator will determine the terms and conditions of each Other Stock or Cash Based Award, including any purchase price, performance goal(s), transfer restrictions, and vesting conditions, which will be set forth in the applicable Award Agreement. Except in connection with a spin-off or other similar event as otherwise permitted under Article IX, dividends that are paid prior to vesting of any Other Stock or Cash Based Award shall only be paid to the applicable Participant to the extent that the vesting conditions are subsequently satisfied and the Other Stock or Cash Based Award vests.

ARTICLE IX.
ADJUSTMENTS FOR CHANGES IN COMMON STOCK AND CERTAIN OTHER EVENTS

9.1    Equity Restructuring. In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Article IX the Administrator will equitably adjust the terms of the Plan and each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include (i) adjusting the number and type of securities subject to each outstanding Award and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article V hereof on the maximum number and kind of shares that may be issued); (ii) adjusting the terms and conditions of (including the grant or exercise price), and the performance goals or other criteria included in, outstanding Awards; and (iii) granting new Awards or making cash payments to Participants. The adjustments provided under this Section 9.1 will be nondiscretionary and final and binding on all interested parties, including the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable.

9.2    Corporate Transactions. In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), reorganization, merger, consolidation, split-up, spin off, combination, amalgamation, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, Change in Control, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, other similar corporate transaction or event, other unusual or nonrecurring transaction or event affecting the Company or its financial statements or any change in any Applicable Law or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in Applicable Law or accounting principles may be made within a reasonable period of time after such change) and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (y) to facilitate such transaction or event or (z) give effect to such changes in Applicable Law or accounting principles:

(a)To provide for the cancellation of any such Award in exchange for either an amount of cash and/or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment;

APPENDIX B

(b)To provide that such Award shall vest and, to the extent applicable, be exercisable as to all Shares (or other property) covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

(c)To provide that such Award be assumed by the successor or survivor corporation or entity, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation or entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Administrator;

(d)To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article V hereof on the maximum number and kind of shares which may be issued) and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards;

(e)To replace such Award with other rights or property selected by the Administrator; and/or

(f)To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.

9.3    Change in Control.

(a)Notwithstanding any other provision of the Plan, in the event of a Change in Control, unless the Administrator elects to (i) terminate an Award in exchange for cash, rights or property, or (ii) cause an Award to become fully exercisable and no longer subject to any forfeiture restrictions prior to the consummation of a Change in Control, pursuant to Section 9.2, (A) such Award (other than any portion subject to performance-based vesting) shall continue in effect or be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation and (B) the portion of such Award subject to performance-based vesting shall be subject to the terms and conditions of the applicable Award Agreement and, in the absence of applicable terms and conditions, the Administrator’s discretion.

(b)In the event that the successor corporation in a Change in Control refuses to assume or substitute for an Award (other than any portion subject to performance-based vesting), the Administrator shall cause such Award to become fully vested and, if applicable, exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on such Award to lapse and, to the extent unexercised upon the consummation of such transaction, to terminate in exchange for cash, rights or other property. The Administrator shall notify the Participant of any Award that becomes exercisable pursuant to the preceding sentence that such Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, contingent upon the occurrence of the Change in Control, and such Award shall terminate upon the consummation of the Change in Control in accordance with the preceding sentence.

(c)For the purposes of this Section 9.3, an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to an Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per-share consideration received by holders of Common Stock in the Change in Control.

APPENDIX B
9.4    Administrative Stand Still. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the share price of Common Stock (including any Equity Restructuring or any securities offering or other similar transaction) or for reasons of administrative convenience or to facilitate compliance with any Applicable Law, the Company may refuse to permit the exercise or settlement of one or more Awards for such period of time as the Company may determine to be reasonably appropriate under the circumstances.

9.5    General. Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section 9.1 above or the Administrator’s action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s grant or exercise price. The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation, spinoff, dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares.

ARTICLE X.
PROVISIONS APPLICABLE TO AWARDS

10.1    Transferability.

(a)No Award may be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a domestic relations order, unless and until such Award has been exercised and/or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed. During the life of a Participant, Awards will be exercisable only by the Participant, unless it has been disposed of pursuant to a domestic relations order. After the death of a Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by the Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then-Applicable Law of descent and distribution. References to a Participant, to the extent relevant in the context, will include references to a transferee approved by the Administrator.

(b)Notwithstanding Section 10.1(a), the Administrator, in its sole discretion, may determine to permit a Participant or a Permitted Transferee of such Participant to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is intended to become a Nonqualified Stock Option) to any one or more Permitted Transferees of such Participant, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than (A) to another Permitted Transferee of the applicable Participant or (B) by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a domestic relations order; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award to any Person other than another Permitted Transferee of the applicable Participant); (iii) the Participant (or transferring Permitted Transferee) and the receiving Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer; and (iv) any transfer of an Award to a Permitted Transferee shall be without consideration, except as required by Applicable Law. In addition, and further notwithstanding Section 10.1(a), the Administrator, in its sole discretion, may determine to permit a Participant to transfer Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and other Applicable Law, the Participant is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.

APPENDIX B
(c)Notwithstanding Section 10.1(a), a Participant may, in the manner determined by the Administrator, designate a Designated Beneficiary. A Designated Beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant and any additional restrictions deemed necessary or appropriate by the Administrator. If the Participant is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Participant’s spouse or domestic partner, as applicable, as the Participant’s Designated Beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written or electronic consent of the Participant’s spouse or domestic partner. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time; provided that the change or revocation is delivered in writing to the Administrator prior to the Participant’s death.

10.2    Documentation. Each Award will be evidenced in an Award Agreement in such form as the Administrator determines in its discretion. Each Award may contain such terms and conditions as are determined by the Administrator in its sole discretion, to the extent not inconsistent with those set forth in the Plan.

10.3    Discretion. Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.

10.4    Changes in Participant’s Status. The Administrator will determine how the disability, death, retirement, authorized leave of absence or any other change or purported change in a Participant’s Service Provider status affects an Award and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable. Except to the extent otherwise required by law or expressly authorized by the Company or by the Company’s written policy on leaves of absence, no Service credit shall be given for vesting purposes for any period the Participant is on a leave of absence.

10.5    Withholding. Each Participant must pay the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by law to be withheld in connection with such Participant’s Awards by the date of the event creating the tax liability. The Company may deduct an amount sufficient to satisfy such tax obligations from any payment of any kind otherwise due to a Participant. The amount deducted shall be determined by the Company and may be up to, but no greater than, the aggregate amount of such obligations based on the maximum statutory withholding rates in the applicable Participant’s jurisdiction for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income. Subject to any Company insider trading policy (including blackout periods), Participants may satisfy such tax obligations (i) in cash, by wire transfer of immediately available funds, by check made payable to the order of the Company; provided that the Company may limit the use of one of the foregoing methods if one or more of the exercise methods below is permitted, (ii) to the extent permitted by the Administrator, in whole or in part by delivery of Shares, including Shares delivered by attestation and Shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery, (iii) if there is a public market for Shares at the time the tax obligations are satisfied, unless the Administrator otherwise determines, (A) delivery (including electronically or telephonically to the extent permitted by the Company) of a notice that the Participant has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to deliver promptly to the Company funds sufficient to satisfy the tax obligations, or (B) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company an amount sufficient to satisfy the tax withholding by cash, wire transfer of immediately available funds or check; provided that such amount is paid to the Company at such time as may be required by the Company, (iv) to the extent permitted by the Administrator, delivery of a promissory note or any other lawful consideration or (v) to the extent permitted by the Administrator, any combination of the foregoing payment forms. If any tax withholding obligation will be satisfied under clause (ii) of the immediately preceding sentence by the Company’s retention of Shares from the Award creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the applicable Participant’s behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee, and each Participant’s acceptance of an Award under the Plan will constitute the Participant’s authorization to the Company and instruction and authorization to such brokerage firm to complete the transactions described in this sentence.

APPENDIX B
10.6    Amendment of Award; Prohibition on Repricing. The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Nonqualified Stock Option. The Participant’s consent to such action will be required unless (i) the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Award, or (ii) the change is permitted under Article IX or pursuant to Section 11.6. Other than pursuant to Sections 9.1 and 9.2, the Administrator shall not, without the approval of the stockholders of the Company, (a) lower the exercise price per Share of an Option or Stock Appreciation Right after it is granted, (b) cancel an Option or Stock Appreciation Right when the exercise price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award, or (c) take any other action with respect to an Option or Stock Appreciation Right that the Company determines would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

10.7    Conditions on Delivery of Stock. The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Company’s satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy Applicable Law. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Administrator determines is necessary to the lawful issuance and sale of any securities, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.

10.8    Acceleration. The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.

ARTICLE XI.
MISCELLANEOUS

11.1    No Right to Employment or Other Status. No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continue employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement or other written agreement between the Participant and the Company or any Subsidiary.

11.2    No Rights as Stockholder; Certificates. Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Law requires, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on any share certificate or book entry to reference restrictions applicable to the Shares (including, without limitation, restrictions applicable to Restricted Stock).

11.3    Effective Date. The Plan will become effective on the date it is approved by the Company’s stockholders (the “Effective Date”). No Incentive Stock Option may be granted pursuant to the Plan after the tenth anniversary of the earlier of (i) the date the Plan was approved by the Board and (ii) the date the Plan was approved by the Company’s stockholders.

11.4    Amendment of Plan. The Board may amend, suspend or terminate the Plan at any time and from time to time; provided that (a) no amendment requiring stockholder approval to comply with Applicable Law shall be effective unless approved by the Board, and (b) no amendment, other than an increase to the Overall Share Limit or pursuant to Section Article IX or Section 11.6, may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant’s consent. No Awards may be granted under the Plan during any suspension period or after Plan termination. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination. The Board will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Law.

APPENDIX B
11.5    Provisions for Foreign Participants. The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States, establish subplans or procedures under the Plan or take any other necessary or appropriate action to address Applicable Law, including (a) differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters, (b) listing and other requirements of any foreign securities exchange, and (c) any necessary local governmental or regulatory exemptions or approvals.

11.6    Section 409A.

(a)General. The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (A) exempt this Plan or any Award from Section 409A, or (B) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 11.6 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.

(b)Separation from Service. If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a Participant’s Termination of Service will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the Participant’s Termination of Service. For purposes of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms means a “separation from service.”

(c)Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Award to a “specified employee” (as defined under Section 409A and as the Administrator determines) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” under such Award payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made.

11.7    Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer or other employee of the Company or any Subsidiary will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer or other employee of the Company or any Subsidiary. The Company will indemnify and hold harmless each director, officer or other employee of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith; provided that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.

APPENDIX B
11.8    Data Privacy. As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 11.8 in writing, without cost, by contacting the local human resources representative. The Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s sole discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this Section 11.8. For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.

11.9    Severability. If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.

11.10    Governing Documents. If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary), the Plan will govern, unless such Award Agreement or other written agreement was approved by the Administrator and expressly provides that a specific provision of the Plan will not apply.

11.11    Governing Law. The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding the choice-of-law principles of the State of Delaware and any other state requiring the application of a jurisdiction’s laws other than the State of Delaware.

11.12    Clawback Provisions. All Awards (including the gross amount of any proceeds, gains or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) will be subject to recoupment by the Company to the extent required to comply with Applicable Law or any policy of the Company providing for the reimbursement of incentive compensation, whether or not such policy was in place at the time of grant of an Award.

11.13    Titles and Headings. The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.

11.14    Conformity to Applicable Law. Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Law. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in a manner intended to conform with Applicable Law. To the extent Applicable Law permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Law.

11.15    Relationship to Other Benefits. No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary, except as expressly provided in writing in such other plan or an agreement thereunder.

APPENDIX B
11.16    Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

11.17    Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

11.18    Prohibition on Executive Officer Loans. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

11.19    Broker-Assisted Sales. In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards, including amounts to be paid under the final sentence of Section 10.5: (a) any Shares to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other Participants in the Plan in which all participants receive an average price; (c) the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the Company or its designee receives proceeds of such sale that exceed the amount owed, the Company will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for such sale at any particular price; and (f) in the event the proceeds of such sale are insufficient to satisfy the Participant’s applicable obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Asure Software, Inc. on April 14, 2022.
* * * * *

I hereby certify that the foregoing Plan was approved by the stockholders of Asure Software, Inc. on May [_____], 2022.

Executed on this ____ day of [_____], 2022.

ASURE SOFTWARE, INC.	VOTE BY INTERNET - www.proxyvote.com
ATTN: JOHN PENCE
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/01/2025 for shares held directly and by 11:59 P.M. ET on 05/30/2025 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

405 COLORADO STREET, SUITE 1800
AUSTIN, TX 78701
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VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/01/2025 for shares held directly and by 11:59 P.M. ET on 05/30/2025 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
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	FOR	WITHHOLD	FOR ALL	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends	ALL	ALL	EXCEPT
you vote FOR the following:	☐	☐	☐

1.Election of Directors
Nominees

01 Benjamin Allen	02 W. Carl Drew	03 Daniel Gill	04 Patrick Goepel	05 Grace Lee
06 Bradford Oberwager	07 Bjorn Reynolds

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.	FOR	AGAINST	ABSTAIN
2. To ratify the Audit Committee's appointment of CBIZ CPAs PC as our independent registered public accounting firm for the year ending December 31, 2025.	☐	☐	☐
3. To approve the Asure Software, Inc. Fourth Amended and Restated Rights Agreement.	☐	☐	☐
4. To approve an amendment to the Asure Software, Inc. 2018 Incentive Award Plan to increase the number of shares of our common stock authorized for issuance by 2,250,000 shares.	☐	☐	☐
5. To approve, on a non-binding advisory basis, the compensation of our named executive officers.	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following Proposal	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
6. To provide an advisory vote regarding the frequency of advisory votes of the compensation of named executive officers	☐	☐	☐	☐

NOTE: The proxies are authorized in their discretion to vote on other business as may properly come before the meeting or any adjournment thereof.

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Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

ASURE SOFTWARE, INC.
Annual Meeting of Stockholders
June 2, 2025 9:00 AM Central Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Patrick Goepel and John Pence, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ASURE SOFTWARE, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, CDT on June 2, 2025, at 405 Colorado Street, Suite 1800, Austin, Texas 78701 and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSALS 2, 3, 4 AND 5, “3 YEARS” FOR PROPOSAL 6 AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. IN THE EVENT ONE OR MORE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 IS UNABLE TO OR DECLINES TO SERVE AS A DIRECTOR AT THE TIME OF THE ANNUAL MEETING, THIS PROXY SHALL BE VOTED FOR THE ELECTION OF SUCH PERSON(S) AS SHALL BE DESIGNATED BY THE COMPANY'S BOARD OF DIRECTORS, IF ANY.

Continued and to be signed on reverse side